Exhibit (c)(2)

Materials Prepared for the Conflicts Committee of the Board of Directors of Northern Tier Energy GP LLC Discussion Materials Regarding Project Myriad December 1, 2015 Evercore Northern Tier

These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee (the “Conflicts Committee”) of the Board of Directors (the “Board”) of Northern Tier Energy GP LLC, the general partner of Northern Tier Energy LP (the “Partnership”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Board and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Conflicts Committee. These materials were compiled on a confidential basis for use by the Conflicts Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein. Evercore

Table of Contents Preliminary Draft – Confidential Section Executive Summary I NTI Situation Analysis II NTI Valuation Analysis III WNR and WNRL Situation Analysis IV Indicative Valuation of the Proposed Consideration V Pro Forma Analysis VI Appendix A. Weighted Average Cost of Capital Evercore Northern Tier

I. Executive Summary

Executive Summary Preliminary Draft – Confidential Introduction Evercore Partners (“Evercore”) is pleased to provide the following materials to the Conflicts Committee of the Board of Directors (the “Conflicts Committee”) of Northern Tier Energy GP LLC (“NTI GP”), the general partner of Northern Tier Energy LP (“NTI”, “Northern Tier” or the “Partnership”), regarding Western Refining, Inc.’s (“WNR” or “Western Refining”) proposed acquisition of all outstanding publicly-owned units of NTI (the “Proposed Transaction”) – Terms of the Proposed Transaction: each publicly-owned common unit of NTI to be exchanged for $17.50 in cash and 0.2266 of a share of WNR common stock (the “Proposed Consideration”) • The $17.50 in cash and 0.2266 share of WNR common stock implied a 15.0% premium to the 20-day volume weighted average price (“VWAP”) of NTI’s common units as of October 23, 2015, and represented aggregate consideration of $27.62 per NTI unit based on the 20-day VWAPs for NTI’s units and Western Refining’s shares as of October 23, 2015 The materials herein include the following: – A review of NTI’s assets and current market situation and an overview of the NTI financial projections (the “NTI Financial Projections”) as provided by WNR management utilizing: a) WNR management’s crack spread assumptions (“Management Pricing”), and b) 5-year (2010-2014) historical crack spreads (“Historical Pricing”) – A valuation of NTI based on the NTI Financial Projections – A review of WNR and Western Refining Logistics, LP’s (“WNRL”) assets and current market situation and an overview of the WNR financial projections (the “WNR Financial Projections”) as provided by WNR management assuming: a) The WNRL financial projections as provided by WNR management (the “WNRL Financial Projections”) and b) Management Pricing and Historical Pricing – A valuation of the Proposed Consideration based on the WNR Financial Projections – A review of the pro forma impact of the Proposed Transaction to NTI unitholders 1

Executive Summary Preliminary Draft – Confidential Summary Terms of the Proposed Transaction Opinion Requested: Evercore has been asked by the Conflicts Committee, whether, in Evercore’s opinion, the Consideration to be received by the Unaffiliated Common Unitholders of the Partnership in the Proposed Transaction is fair, from a financial point of view, to such holders Interest WNR to acquire the 57,210,986 common units of NTI owned by the public Buyer Western Refining, Inc. Proposed Consideration $17.50 in cash per NTI common unit 0.2266 common shares of WNR per each NTI common unit Other TBD 2

Executive Summary Overview On October 26, 2015, WNR delivered a proposal to the Conflicts Committee to acquire all of NTI’s outstanding common units not already owned by WNR for aggregate consideration of $17.50 per unit in cash and 0.2266 of a share of WNR common stock per unit – Pursuant to the proposal, NTI would merge into a wholly-owned subsidiary of WNR The following sets forth potential benefits to unitholders of NTI and shareholders of WNR and certain issues for consideration Potential Benefits to NTI Unitholders Premium to unaffected trading price Likely greater trading liquidity Increase in scale of business owned Elimination of K-1 Proposed Transaction Economics Cash Consideration per Unit $17.50 WNR Shares per NTI Unit 0.2266 WNR Share Price 20-Day VWAP as of October 23, 2015 $44.68 Value per Unit $10.12 Total Value per Unit $27.62 NTI Unit Price 20-Day VWAP as of October 23, 2015 $24.02 Implied Premium 15.0% NTI Units 92.8 Value per Unit $27.62 Equity Value $2,564.5 Net Debt 226.0 Enterprise Value $2,790.5 IBES Data(1) NTI Financial Projections Historical Pricing Management Pricing EV / Metric Multiple Metric Multiple Metric Multiple 2015E EBITDA $499.1 5.6x NA NA NA NA 2016E EBITDA 426.6 6.5x $323.0 8.6x $369.0 7.6x 2017E EBITDA 444.4 6.3x 434.0 6.4x 418.0 6.7x Potential Benefits to WNR Simplifies structure High near-term tax depreciation shield based on step up received in Potential Transaction Potential dividend per share accretion Potential credit ratings benefit from removal of structural subordination of cash flows Issues for Consideration Implications for NTI unitholder Outlook on projections Tax payable by NTI unitholders upon transaction – Capital gain above purchase price and depreciation recapture (income) equal to distributions received as a return of capital since purchase of the unit offset by passive loss carryover Cash portion of consideration locks in value Impact on dividend growth/value as tax shield declines Pro forma future value versus standalone future value Impact on pro forma leverage at WNR due to cash-funded Consideration (1) As of November 25, 2015 3

Executive Summary Preliminary Draft – Confidential LTM Price Performance NTI and WNR Price Performance $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 $55.00 11/25/2014 2/6/2015 4/20/2015 7/2/2015 9/13/2015 11/25/2015 October 26, 2015: WNR delivers proposal with respect to Proposed Transaction 20-Day VWAP Closing Prices WNR Share Price 10/23/15 11/25/15 10/23/15 11/25/15 Cash Consideration per Unit $17.50 $17.50 $17.50 $17.50 Exchange Ratio (WNR/NTI) 0.2266x 0.2266x 0.2266x 0.2266x WNR 20-Day VWAP/Share Price $44.68 $44.67 $42.26 $45.17 Value/Unit $10.12 $10.12 $9.58 $10.24 Total Implied Transaction Value/Unit $27.62 $27.62 $27.08 $27.74 NTI Unit Price $24.02 $27.40 $24.23 $26.88 Implied Premium 15.0% 0.8% 11.7% 3.2% $45.17 $41.64 $27.74 $26.88 $25.98 Price NTI WNR Implied Transaction Value/Unit 4

Executive Summary
Preliminary Draft – Confidential

Summary Organizational Structure

($ in millions)


Public Ownership
93,684,082
Common Shares(1)
Western Refining, Inc.
(NYSE: WNR)
Market Capitalization: $4,250
Enterprise Value: $7,010
B1 / B+
100.0% Ownership
100.0% Ownership
Western Refining Logistics GP, LLC
Northern Tier Energy GP LLC
65.9% LP Interest
8,158,592 LP Units
22,811,000 Subordinated Units
38.4% LP Interest
35,622,500 LP Units
Non-economic GP Interest & IDRs
Non-economic GP Interest
Public Unitholders
Public Unitholders
Western Refining Logistics, LP
(NYSE: WNRL)
Market Capitalization: $1,118
Enterprise Value: $1,517
B1 / B
Northern Tier Energy LP
(NYSE: NTI)
Market Capitalization: $2,495
Enterprise Value: $2,734
B1 / B+
34.1% LP Interest
16,287,792 LP Units
61.6% LP Interest
57,210,986 LP Units
Operating Subsidiaries
Operating Subsidiaries

Source: Public filings
(1) Basic shares outstanding as of September 30, 2015

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Executive Summary
Preliminary Draft – Confidential

NTI and WNR Summary Organizational Structure

Standalone WNR | **Pro Forma WNR**


WNR
$540.4 million TLB
$350.0 million
Senior Notes
$353.7 million
Senior Secured
Notes(1)
100% GP
38% LP
100% GP / IDR
65% LP
$445.0 million
Revolving
Credit Facility
Public
Public
100%
100%
62% LP
35% LP
NTI
El Paso & Gallup
WNR Retail
WNRL
New Debt
$542.0 million
New Debt
WNR
$540.4 million TLB
$350.0 million
Senior Notes
$353.7 million
Senior Secured
Notes(1)
100%
100% GP / IDR
65% LP
$445.0 million
Revolving
Credit Facility
Public
100%
100%
35% LP
NTI
El Paso & Gallup
WNR Retail
WNRL

Source: Public filings
(1) $353.7 million, as reported on NTI's Q3 2015 10-Q; $356.2 million, as reported on WNR's Q3 2015 10-Q

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Executive Summary Preliminary Draft – Confidential Evercore Evaluation Process In connection with its review of the Proposed Transaction, Evercore has, among other things: – Reviewed certain publicly-available historical business and financial information relating to NTI, WNR and WNRL that we deemed relevant, including the Annual Reports on Form 10-K for the year ended December 31, 2014, Quarterly Reports on Form 10-Q for the quarters ended September 30, 2015, June 30, 2015 and March 31, 2015 and certain Current Reports on Form 8-K, in each case as filed with or furnished to the U.S. Securities and Exchange Commission by NTI, WNR and WNRL; – Reviewed certain non-public projected financial and operating data relating to NTI, WNR and WNRL prepared and furnished to Evercore by management of NTI and WNR; – Reviewed publicly-available research analyst estimates for NTI’s, WNR’s and WNRL’s future financial performance on a standalone basis; – Reviewed the financial metrics of certain historical transactions that we deemed relevant and compared such financial metrics to those implied by the Proposed Transaction; – Compared the trading performance of NTI, WNR and WNRL with the trading performance of public issuers that we deemed relevant; – Reviewed the premiums paid in certain historical transactions that we deemed relevant and compared such premiums to those implied by the Proposed Transaction; – Performed discounted cash flow analyses on NTI and WNR/WNRL based on forecasts and other data provided by management of WNR; and – Performed such other analyses and examinations, reviewed such other information and considered such other factors that we deemed appropriate. 7

II. NTI Situation Analysis

NTI Situation Analysis Preliminary Draft – Confidential Overview of the St. Paul Park Refinery Summary Overview The St. Paul Park Refinery is a 97,800 barrels per stream day capacity refinery located in St. Paul Park, Minnesota, owned and operated by NTI – Constructed in 1939 and occupies approximately 170 acres along the Mississippi River, southeast of St. Paul Park, Minnesota – Utilization rates of 81%, 68% and 80% for the years 2014, 2013 and 2012, respectively • Utilization rate lower in 2013 due to plant turnaround, unplanned maintenance and capacity expansion – One of only two refineries in Minnesota and one of four refineries in the Upper Great Plains area within the PADD II region – Nelson complexity of 11.5 allows the processing of light, heavy, sweet and sour crudes into gasoline, diesel, jet fuel and asphalt refined products The St. Paul Park Refinery is supported by ownership of various storage and transportation assets including a light products terminal, a heavy products terminal, storage tanks, rail loading/unloading facilities, the Aranco and Cottage Grove pipelines and a Mississippi River dock NTI also owns a 17% interest in MPL Investments, Inc. and Minnesota Pipe Line Company, LLC, which owns and operates the Minnesota Pipeline that transports the majority of the crude processed at the St. Paul Park Refinery 2014 EBITDA(1) by Segment Retail $30.2 million 8% Refining (Logistics) $287.0 million 92% St. Paul Park Refinery Minnesota Pipeline St. Paul Park Refinery Source: Public filings (1) 2014 Refining segment EBITDA includes Logistics EBITDA and Other EBITDA, as classified in NTI’s financial statements 8

NTI Situation Analysis Preliminary Draft – Confidential Overview of the Retail Segment ($ in millions) Summary Overview Retail Locations The retail segment of NTI consists of convenience stores, operated under the SuperAmerica brand, and prepared food products, sold under the SuperMom’s Bakery brand NTI operates 165 convenience stores and supports 102 franchised convenience stores under the SuperAmerica brand – Convenience stores located primarily in Minnesota and Wisconsin – Sell various grades of gasoline and diesel, tobacco products and immediately consumable items such as food and beverages Owns and operates Northern Tier Bakery LLC which prepares and distributes baked goods and other prepared food items for sale in SuperAmerica convenience stores and other third-party locations under the SuperMom’s brand Retail Locations SuperAmerica Store Historical Gasoline and Inside Sales $2,000 $1,500 $1,000 $500 $— 2011A 2012A 2013A 2014A Revenue ($ in millions) $1,490 $1,455 $1,431 $1,361 $340 $340 $342 $349 $1,150 $1,115 $1,090 $1,012 Fuel Sales Inside Sales Source: Public filings 9

NTI Situation Analysis Preliminary Draft – Confidential NTI Summary Market Data ($ in millions, except per unit amounts) 10 Market Capitalization Balance Sheet and Credit Data Unit Price and Distribution Information Since IPO Source: Public filings and FactSet As of November 25, 2015 Total Units Outstanding 92.8 Common Unit Price $26.88 Total Equity Value $2,495.4 Plus: Net Debt 239.1 Plus: Minority Interest — Enterprise Value $2,734.5 NTI Financial Projections IBES Data Management Pricing Historical Pricing Metric Yield/ Multiple Metric Yield/ Multiple Metric Yield/ Multiple Distribution Yield Current $4.16 15.5% $4.16 15.5% $4.16 15.5% 2016E 2.16 8.0% 1.67 6.2% 3.28 12.2% 2017E 3.06 11.4% 3.22 12.0% 3.46 12.9% 2018E 2.87 10.7% 2.24 8.3% 2.47 9.2% EV/EBITDA 2015E NA NA NA NA $499.1 5.5x 2016E $369.0 7.4x $323.0 8.5x 426.6 6.4 2017E 418.0 6.5 434.0 6.3 444.4 6.2 As of September 30, 2015 Cash and Marketable Securities $114.6 Short-Term Debt — Long-Term Debt 353.7 Total Debt $353.7 Net Debt $239.1 Plus: Minority Interest — Plus: Partners’ Capital 497.3 Net Book Capitalization $736.4 Revolver Availability / Total Revolver Capacity $207.8 / $246.2 Net Debt / Net Book Cap 32.5% Net Debt / 2015E EBITDA (IBES Data) 0.5x Net Debt / 2016E EBITDA (IBES Data) 0.6 Current Ratings (Senior Unsecured): Moody’s B1 S&P B+ $— $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 7/26/12 3/26/13 11/24/13 7/26/14 3/26/15 11/25/15 Distribution Per Unit Unit Price Distribution Per Unit NTI Price 10

Preliminary Draft – Confidential Wall Street Research ($ in millions, except per unit amounts) 11 Source: Bloomberg, Wall Street Research Current Research Analyst Recommendations Distribution Per Unit Estimates EBITDA Estimates Firm Analyst Date Recommendation Target Price Macquarie Vikas Dwivedi 11/17/15 Neutral $28.00 Cowen Sam Margolin 11/12/15 Market Perform 28.00 Credit Suisse Edward Westlake 11/09/15 Outperform 34.00 Barclays Paul Cheng 11/04/15 Overweight 34.00 RBC Capital Markets Brad Heffern 11/03/15 Outperform 30.00 J.P. Morgan Phil Gresh 11/03/15 Underweight 25.00 Tudor Pickering Chi Chow 10/27/15 Hold 27.00 Median: $28.00 Mean: 29.43 Low: 25.00 High: 34.00 Buy (3) 42.9% Hold (3) 42.9% Sell (1) 14.3% $3.08 $4.15 $4.80 $3.90 $3.63 $3.19 $3.11 $3.06 $3.08 $3.28 $3.46 $2.16 $3.06 $1.67 $3.22 $— $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2016E 2017E $506.3 $396.4 $566.0 $508.0 $551.0 $510.2 $458.9 $442.3 $506.0 $439.0 $501.6 $396.8 $398.8 $499.1 $426.6 $444.4 $369.0 $418.0 $323.0 $434.0 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2015E 2016E 2017E Cowen Barclays RBC Capital Markets J.P. Morgan Tudor Pickering I/B/E/S Consensus NTI Financial Projections—Management Pricing NTI Financial Projections—Historical Pricing NTI Situation Analysis

Preliminary Draft – Confidential Wall Street Research Analyst Commentary “Last week, Western Refining (WNR) made public its offer to buy the remaining NTI common units, adding to its current ownership of 100% of the GP and ~38% of the LP units. What’s known of the deal so far looks fair to us and accretive to WNR. It does not fundamentally change our view on WNR…Deal terms suggest WNR would pay 8.0x EV/EBITDA based on our 2016 estimates and ~$2k per complex barrel. Western plans to fund the cash portion of the offer (~$1.0bn) with a combination of cash on hand (~$575mn at WNR as of Oct. 23), debt issued in capital markets, or a bank-sponsored bridge loan. We assume WNR issues $750mn in debt at 6.0%, issues $540mn of WNR shares, and uses $250mn in cash to fund the deal. The deal would be accretive, even assuming it increases WNR’s effective tax rate. While we believe the deal is expensive on asset value, the fact that WNR will use mostly cash/debt to fund the transaction makes the deal accretive.” –Citi, Faisel Khan; November 4, 2015 “Our thesis remains unchanged – Overweight rating on NTI. We continue to think that the company is well positioned, given its ongoing pipeline of organic investment opportunities in refining and logistics areas. We believe its logistics assets offer good value but currently not fully recognized by the market. More importantly, we think the company’s strong operational and financial performances will likely pressure WNR to raise their recent takeover bid. We reiterate our PT at $34/unit.” –Barclays, Paul Cheng; November 4, 2015 “No update or timetable on WNR offer. WNR recently offered to acquire the remaining units of NTI that it does not already own for $17.50/unit in cash and 0.2266 shares of WNR per NTI unit (~$27.50/unit currently). NTI provided no additional info around the deal on its call, and said there is no timeline to make a decision. We still see a decent chance for the offer to move higher, as the current offer is non-binding and more of a negotiation starting point. As a result, we maintain our Outperform rating.” –RBC Capital Markets, Brad Heffern; November 3, 2015 12 Source: Wall Street Research NTI Situation Analysis

Preliminary Draft – Confidential Rating Agency Commentary 13 Source: Moody’s, S&P “NTE’s B1 Corporate Family Rating (CFR) reflects the company’s single refinery asset risk and relatively small scale, particularly compared to its largest regional competitor (Flint Hills), the inherent volatility and capital intensity of the refining sector, and the excess cash payouts associated with its MLP corporate structure. The rating is supported by the refinery’s proven operational track record and favorable geographic location. NTE’s refinery has access to discounted Bakken and Canadian crude oils and is well positioned within a product-short region, delivering strong margins since 2011. However, margins have declined somewhat from recent peaks (gross margin was 19.6% for the 12 months ended June 30, 2015 versus 23.4% in 2012, including Moody’s standard analytical adjustments) while remaining strong. We expect this trend to continue due to heightened volatility in commodity prices as increased take away capacity comes on stream. The CFR also benefits modestly from NTE’s integrated owned/operated retail network through which NTE sells a majority of its gasoline and diesel production. “ –James Wilkins, Moody’s October 2, 2015 Credit Rating: B1 “Our assessment of Northern Tier’s “vulnerable” business risk profile partly hinges on its reliance on one refinery— and its small size and the risk of unplanned downtime—for most of its cash flow to service its obligations. We also see some added risk from Northern Tier’s variable MLP structure. In our view, this structure puts more pressure on the partnership to manage distributions, which could prove challenging given the refining industry’s highly cyclical nature. Northern Tier’s ability to source lower-priced crudes and the strong regional demand for its refined products, which has led to robust profitability and cash flow, only partly mitigates these risks. “ –Michael Grande, Standard & Poor’s March 16, 2015 Credit Rating: B+ NTI Situation Analysis

Preliminary Draft – Confidential NTI Financial Projections – Margin Overview ($ in millions, except per unit amounts) 14 NTI Situation Analysis Source: WNR management Management Pricing and Historical Pricing Case Summaries Historical and Projected Gross Margin per Barrel $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 Q1 2012A Q2 2012A Q3 2012A Q4 2012A Q1 2013A Q2 2013A Q3 2013A Q4 2013A Q1 2014A Q2 2014A Q3 2014A Q4 2014A Q1 2015A Q2 2015A Q3 2015A 2016E 2017E 2018E 2019E 2020E Gross Margin per Barrel ($/Bbl) Historical Gross Margin per Barrel Management Pricing Forecast Historical Pricing Forecast 2012 Average: $29.37 2014 Average: $18.01 2013 Average: $19.23 2015 YTD Average: $21.13 For the Years Ending December 31, 2016E 2017E 2018E 2019E 2020E Management Pricing Gross Margin/Bbl $16.22 $16.31 $15.77 $15.71 $15.49 Adjusted EBITDA $369 $418 $391 $421 $414 Historical Pricing Gross Margin/Bbl $14.84 $17.12 $14.81 $17.10 $17.50 Adjusted EBITDA $323 $434 $332 $446 $461 Difference Gross Margin/Bbl $1.38 ($0.81) $0.96 ($1.39) ($2.01) Adjusted EBITDA $46 ($16) $59 ($25) ($47) 2016E – 2020E EBITDA Difference: Management Pricing $17 Million Higher

Preliminary Draft – Confidential NTI Financial Projections – Segment EBITDA ($ in millions) 15 NTI Situation Analysis Source: WNR management (1) Historical Refining segment EBITDA includes Logistics EBITDA and Other EBITDA, as classified in NTI’s financial statements (2) Other EBITDA includes Corporate SG&A, Solvent Deasphalting EBITDA and Equity Based Compensation not attributable to Refining segment and Retail segment Segment EBITDA(1) – Management Pricing $267 $278 $287 $383 $272 $382 $277 $392 $405 $16 $22 $30 $23 $26 $27 $29 $29 $30 $40 $41 $42 $43 $44 ($15) ($16) ($16) ($18) ($18) $283 $300 $317 $406 $323 $434 $332 $446 $461 ($50) $— $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2012A 2013A 2014A 2015 YTD 2016E 2017E 2018E 2019E 2020E Segment EBITDA(1) – Historical Pricing Refining Retail Logistics Other $267 $278 $287 $383 $319 $353 $310 $340 $331 $16 $22 $30 $23 $26 $27 $29 $29 $30 $40 $41 $42 $43 $44 ($16) ($3) $10 $9 $9 $283 $300 $317 $406 $369 $418 $391 $421 $414 ($50) $— $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2012A 2013A 2014A 2015 YTD 2016E 2017E 2018E 2019E 2020E (2)

NTI Situation Analysis

Preliminary Draft – Confidential

Minnesota and Upper Midwest Refined Product Market

Minnesota Refined Market Overview

- Minnesota has no indigenous sources of petroleum so it must import both crude oil and refined products
- Minnesota has two refineries, which produce more than two-thirds of the state's petroleum products
  - The bulk of these products are refined from Canadian crude oil, supplemented by supplies from the Bakken

Minnesota Refined Product Map


Refineries
Crude Oil Pipelines
Refined Products Pipelines
Enbridge
Enbridge
Cenex
Minnesota Pipeline
Calumet Refinery (WI)
Nustar Energy
Nustar Energy
Enbridge
St. Paul Park Refinery
Flint Hills Refinery
Magellan Midstream
Magellan Midstream

Minnesota Energy Consumption by End User (Trillion BTU)


Residential
417.3
23%
Transportation
448.2
24%
Commercial
358.0
19%
Industrial
636.3
34%

Source: EIA

Thousand Barrels Per Stream Day (MBpd)

	Flint Hills	St. Paul Park	Calumet
Atmospheric Crude Distillation Capacity	339.0	97.8	50.0
Vacuum Distillation	234.0	43.5	20.5
Catalytic Cracking	87.0	31.0	11.0
Thermal Cracking, Visbreaking	-	-	-
Catalytic Reforming	50.8	24.5	8.0
Alkylation and Isomerization	30.5	15.0	1.6
Desulfurization	325.0	94.6	32.7
Thermal Cracking, Coking	67.0	-	-
Catalytic Hydrocracking	50.0	-	-

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NTI Situation Analysis

Preliminary Draft – Confidential

NTI Financial Projections – Assumptions

- The NTI Financial Projections as provided by WNR management and reviewed herein by Evercore, incorporate the following assumptions:
  - Fully diluted units outstanding for YE 2015E calculated as:
    - 92,833,486 YE 2015E basic units outstanding plus 583,300 LTIP Time units plus 271,500 LTIP Performance units
  - 650,000 LTIP units issued per year for 2016E-2020E
  - Dilutive securities receive regular LP distributions
  - Retail fuel sales margin of $0.23/gallon
  - Merchandise sales margin of 27.5%
  - MPL Equity Income of $15.0 million per year from 2016E-2020E
  - Cash Turnaround Expense of $30.0 million per year from 2016E-2020E
  - Cash taxes of $7.0 million, $8.0 million, $8.0 million, $9.0 million and $9.0 million for 2016E, 2017E, 2018E, 2019E and 2020E, respectively
  - LP distributions per unit of $2.16, $3.06, $2.87, $3.35 and $3.25 for 2016E, 2017E, 2018E, 2019E and 2020E, respectively
  - No debt paid down between 2016E-2020E

Source: WNR management

EVERCORE 17 NORTHERN TIER

Preliminary Draft – Confidential NTI Financial Projections – Management Pricing ($ in millions, except per unit amounts) Set forth below are the NTI Financial Projections assuming Management Pricing as provided by WNR management on November 19, 2015 18 NTI Situation Analysis For the Years Ending December 31, 2016E 2017E 2018E 2019E 2020E Refining Refining Capacity (Bblsd) 105,000 105,000 105,000 105,000 105,000 Utilization 88.0% 93.0% 88.0% 96.0% 96.0% Daily Throughput Volumes (Bblsd) 92,269 98,021 92,545 101,210 100,947 Total Throughput Volumes (MBbls) 33,678 35,778 33,779 36,942 36,845 Gross Margin ($ / Bbl) $16.22 $16.31 $15.77 $15.71 $15.49 Gross Profit $546 $584 $533 $580 $571 Less: Operating Expenses (173) (174) (164) (180) (179) Less: Turnaround Expense (57) (25) (53) (2) (30) Less: SG&A (37) (38) (39) (40) (40) Plus: MPL Equity Income 15 15 15 15 15 EBITDA $295 $361 $291 $373 $337 Less: DD&A (34) (38) (40) (44) (42) Operating Income $261 $323 $251 $329 $295 Plus: DD&A 34 38 40 44 42 Plus: MPL Depreciation 3 3 3 3 3 Plus: Turnaround Expense 57 25 53 2 30 Plus: Equity Based Compensation 4 5 5 5 5 Less: EBITDA Attributable to Logistics Assets (40) (41) (42) (43) (44) Adjusted EBITDA $319 $353 $310 $340 $331 Less: Refining Capital Expenditures (41) (15) (15) (15) (15) Less: Organic Growth Capital Expenditures (56) (16) — — — Less: MPL Cash Reconciliation (16) (3) (3) (3) (3) Adjusted Cash Flow $206 $319 $292 $322 $313 Source: WNR management

Preliminary Draft – Confidential NTI Financial Projections – Management Pricing (cont’d) ($ in millions, except per unit amounts) 19 NTI Situation Analysis For the Years Ending December 31, 2016E 2017E 2018E 2019E 2020E Retail Fuel Sales (million gallons) 322 330 337 345 352 Fuel Margin ($ / gallon) $0.23 $0.23 $0.23 $0.23 $0.23 Merchandise Sales $373 $382 $391 $400 $408 Merchandise Margin 27.5% 27.5% 27.5% 27.5% 27.5% Franchise Stores Fuel Volumes (million gallons) 102 102 102 102 102 Royalty Income $4 $5 $6 $7 $7 SuperMom’s SuperMom’s Gross Profit $20 $21 $21 $21 $22 Gross Profit $201 $207 $212 $217 $222 Less: Operating Expenses (144) (148) (151) (155) (158) Less: G&A (32) (33) (33) (34) (35) EBITDA $25 $26 $28 $28 $29 Less: DD&A (7) (7) (7) (7) (7) Operating Income $18 $19 $21 $20 $22 Plus: DD&A 7 7 7 7 7 Plus: Equity Based Compensation 1 1 1 1 1 Adjusted EBITDA $26 $27 $29 $29 $30 Less: Retail Capital Expenditures (7) (8) (8) (8) (8) Cash Flow $19 $19 $21 $21 $22 Logistics EBITDA $40 $41 $42 $43 $44 Growth Capital Expenditures — — — — — Sustaining Capital Expenditures (2) (2) (2) (2) (3) Cash Flow $38 $39 $40 $40 $41 D&A $10 $10 $10 $11 $— Total NTI Segment Adjusted EBITDA $385 $421 $381 $412 $405 Less: Corporate SG&A (25) (28) (28) (29) (29) Plus: Solvent Deasphalting EBITDA — 14 27 27 27 Plus: Equity Based Compensation(1) 9 11 11 11 11 NTI Adjusted EBITDA $369 $418 $391 $421 $414 Source: WNR management (1) Net of Equity Based Compensation attributable to Refining segment and Retail segment

Preliminary Draft – Confidential NTI Financial Projections – Management Pricing (cont’d) ($ in millions, except per unit amounts) 20 NTI Situation Analysis For the Years Ending December 31, CAGR 2016E 2017E 2018E 2019E 2020E ‘16-‘20 Distributable Cash Flow Adjusted EBITDA $369 $418 $391 $421 $414 2.9% Less: Turnaround Cash Expense (30) (30) (30) (30) (30) Less: Interest Expense, net (30) (30) (30) (30) (30) Less: Cash Taxes (7) (8) (8) (9) (9) Less: Maintenance Capital Expenditures (50) (25) (25) (25) (26) Less: Corporate Capital Expenditures (31) (31) (20) (1) (1) Less: MPL Cash Reconciliation (16) (3) (3) (3) (3) Distributable Cash Flow $204 $291 $274 $323 $315 11.5% Distributed Cash Flow Common Units (Public) $124 $175 $164 $192 $186 Common Units (WNRL) 80 116 110 131 129 Total LP Distribution $204 $291 $274 $323 $315 GP — — — — — Distributed Cash Flow $204 $291 $274 $323 $315 11.5% Weighted Average LP Units Outstanding 94.0 94.7 95.3 96.0 96.6 DCF / LP Unit $2.17 $3.07 $2.87 $3.37 $3.26 10.7% Distribution / LP Unit $2.16 $3.06 $2.87 $3.35 $3.25 10.8% LP Coverage 1.00x 1.00x 1.00x 1.00x 1.00x Total Coverage 1.00x 1.00x 1.00x 1.00x 1.00x Distributable Cash Flow Surplus / (Shortfall) $0.2 $0.3 ($0.5) $0.4 ($0.0) Credit Metrics Debt / Adjusted EBITDA 1.0x 0.9x 1.0x 0.9x 0.9x Net Debt / Adjusted EBITDA 0.8 0.6 0.6 0.6 0.6 Capital Structure Cash $100 $114 $133 $133 $133 Total Debt 382 382 382 382 382 Net Debt $282 $268 $249 $249 $249 Source: WNR management Subject to Change

Preliminary Draft – Confidential NTI Financial Projections – Historical Pricing ($ in millions, except per unit amounts) Set forth below are the NTI Financial Projections assuming 5-year (2010-2014) Historical Pricing as provided by WNR management on November 19, 2015 21 NTI Situation Analysis For the Years Ending December 31, 2016E 2017E 2018E 2019E 2020E Refining Refining Capacity (Bblsd) 105,000 105,000 105,000 105,000 105,000 Utilization 88.0% 93.0% 88.0% 96.0% 96.0% Daily Throughput Volumes (Bblsd) 92,269 98,021 92,545 101,210 100,947 Total Throughput Volumes (MBbls) 33,678 35,778 33,779 36,942 36,845 Gross Margin ($ / Bbl) $14.84 $17.12 $14.81 $17.10 $17.50 Gross Profit $500 $613 $500 $632 $645 Less: Operating Expenses (173) (174) (164) (180) (179) Less: Turnaround Expense (57) (25) (53) (2) (30) Less: SG&A (37) (38) (39) (40) (40) Plus: MPL Equity Income 15 15 15 15 15 EBITDA $248 $390 $258 $425 $411 Less: DD&A (34) (38) (40) (44) (42) Operating Income $214 $352 $218 $381 $369 Plus: DD&A 34 38 40 44 42 Plus: MPL Depreciation 3 3 3 3 3 Plus: Turnaround Expense 57 25 53 2 30 Plus: Equity Based Compensation 4 5 5 5 5 Less: EBITDA Attributable to Logistics Assets (40) (41) (42) (43) (44) Adjusted EBITDA $272 $382 $277 $392 $405 Less: Refining Capital Expenditures (41) (15) (15) (15) (15) Less: Organic Growth Capital Expenditures (56) (16) — — — Less: MPL Cash Reconciliation (16) (3) (3) (3) (3) Adjusted Cash Flow $159 $348 $259 $374 $387 Source: WNR management

Preliminary Draft – Confidential NTI Financial Projections – Historical Pricing (cont’d) ($ in millions, except per unit amounts) 22 NTI Situation Analysis For the Years Ending December 31, 2016E 2017E 2018E 2019E 2020E Retail Fuel Sales (million gallons) 322 330 337 345 352 Fuel Margin ($ / gallon) $0.23 $0.23 $0.23 $0.23 $0.23 Merchandise Sales $373 $382 $391 $400 $408 Merchandise Margin 27.5% 27.5% 27.5% 27.5% 27.5% Franchise Stores Fuel Volumes (million gallons) 102 102 102 102 102 Royalty Income $4 $5 $6 $7 $7 SuperMom’s SuperMom’s Gross Profit $20 $21 $21 $21 $22 Gross Profit $201 $207 $212 $217 $222 Less: Operating Expenses (144) (148) (151) (155) (158) Less: G&A (32) (33) (33) (34) (35) EBITDA $25 $26 $28 $28 $29 Less: DD&A (7) (7) (7) (7) (7) Operating Income $18 $19 $21 $20 $22 Plus: DD&A 7 7 7 7 7 Plus: Equity Based Compensation 1 1 1 1 1 Adjusted EBITDA $26 $27 $29 $29 $30 Less: Retail Capital Expenditures (7) (8) (8) (8) (8) Cash Flow $19 $19 $21 $21 $22 Logistics EBITDA $40 $41 $42 $43 $44 Growth Capital Expenditures — — — — — Sustaining Capital Expenditures (2) (2) (2) (2) (3) Cash Flow $38 $39 $40 $40 $41 D&A $10 $10 $10 $10 $11 Total NTI Segment Adjusted EBITDA $338 $450 $348 $464 $479 Less: Corporate SG&A (25) (28) (28) (29) (29) Plus: Solvent Deasphalting EBITDA 2 3 2 4 4 Plus: Equity Based Compensation(1) 9 11 11 11 11 NTI Adjusted EBITDA $324 $436 $333 $450 $465 Source: WNR management (1) Net of Equity Based Compensation attributable to Refining segment and Retail segment

Preliminary Draft – Confidential NTI Financial Projections – Historical Pricing (cont’d) ($ in millions, except per unit amounts) 23 NTI Situation Analysis For the Years Ending December 31, CAGR 2016E 2017E 2018E 2019E 2020E 16-‘20 Distributable Cash Flow Adjusted EBITDA $323 $434 $332 $446 $461 9.3% Less: Turnaround Cash Expense (30) (30) (30) (30) (30) Less: Interest Expense, net (30) (30) (30) (30) (30) Less: Cash Taxes (7) (8) (8) (9) (9) Less: Maintenance Capital Expenditures (50) (25) (25) (25) (26) Less: Corporate Capital Expenditures (31) (31) (20) (1) (1) Less: MPL Cash Reconciliation (16) (3) (3) (3) (3) Distributable Cash Flow $158 $306 $215 $347 $361 22.9% Distributed Cash Flow Common Units (Public) $96 $184 $128 $207 $213 Common Units (WNRL) 62 122 86 141 148 Total LP Distribution $158 $306 $214 $348 $362 GP — — — — — Distributed Cash Flow $158 $306 $214 $348 $362 23.1% Weighted Average LP Units Outstanding 94.0 94.7 95.3 96.0 96.6 DCF / LP Unit $1.68 $3.23 $2.26 $3.62 $3.74 22.1% Distribution / LP Unit $1.67 $3.22 $2.24 $3.61 $3.73 22.2% LP Coverage 1.01x 1.00x 1.01x 1.00x 1.00x Total Coverage 1.00x 1.00x 1.00x 1.00x 1.00x Distributable Cash Flow Surplus / (Shortfall) $0.5 $0.1 $0.8 ($0.6) ($0.6) Credit Metrics Debt / Adjusted EBITDA 1.2x 0.9x 1.2x 0.9x 0.8x Net Debt / Adjusted EBITDA 0.9 0.6 0.8 0.6 0.5 Capital Structure Cash $100 $114 $133 $133 $133 Total Debt 382 382 382 382 382 Net Debt $282 $268 $249 $249 $249 Source: WNR management

III. NTI Valuation Analysis

EVERCORE

NTI Valuation Analysis

Preliminary Draft – Confidential

Valuation Methodologies

- Utilizing the following analytical approaches and methodologies, Evercore derived a preliminary valuation for NTI

Methodology	Description	Assumptions
Discounted Cash Flow Analysis	▪ Values NTI based on the concepts of the time value of money ▪ Utilizing the NTI Financial Projections, Evercore: – Calculated terminal values based on a range of multiples of EBITDA derived from precedent transactions as well as assumed perpetuity growth rates – Utilized varying weighted average cost of capital ("WACC") discount rates to derive after-tax valuation ranges for NTI	▪ Tax depreciation based on a 10-year MACRS schedule and a full step-up in tax basis ▪ EBITDA exit multiple of 5.5x to 6.5x and a perpetuity growth rate of 1.0% to 1.5% ▪ For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures ▪ WACC based on the Capital Asset Pricing Model ("CAPM") as set forth in the Appendix ▪ Tax rate of 35.0% ▪ Discounted the projected cash flows to January 1, 2016
Precedent M&A Transactions Analysis	▪ Values NTI based on values paid in recent refining transactions, retail gasoline transactions and crude and refined products pipeline transactions	▪ Enterprise value / EBITDA multiple applied to LTM EBITDA and Enterprise value / FY EBITDA multiple applied to 2016E EBITDA ▪ Enterprise value / complexity barrel multiple applied to current complexity barrels
Peer Group Trading Analysis	▪ Valuation based on multiples of enterprise value / relevant EBITDA for comparable publicly-traded entities with refining assets similar to NTI ▪ Separately valued NTI's logistics assets based on enterprise value / relevant EBITDA multiples at which crude oil and refined products MLPs trade and NTI's retail assets at enterprise value / relevant EBITDA multiples at which publicly-traded retail gasoline businesses trade ▪ Also valued based on multiples of enterprise value / relevant EBITDA for publicly-traded entities with refining assets similar to NTI and variable distribution MLPs, <u>not</u> separately valuing NTI's logistic assets and retail assets	▪ Enterprise value / EBITDA multiples applied to 2016E and 2017E
Merger Premiums Paid Analysis	▪ Valuation for the NTI common units based on historical premiums paid in MLP buy-in transactions and refining transactions	▪ Median 1-Day, 5-Day, 30-Day and 52-week high premiums paid applied to relevant NTI unit prices

EVERCORE 24 NORTHERN TIER

Preliminary Draft – Confidential Discounted Precedent Peer Group Trading Premiums Paid Analysis Cash Flow Transactions By Segment Refining/Variable Distribution MLPs MLP Buy-Ins Refining Transactions 9.0%—10.0% WACC 2016E: 2016E: 2016E EBITDA at Median 1-Day Premium: 17.5% Median 1-Day Premium: 8.0% 2020E EBITDA Refining EBITDA at 6.0x—7.5x Refining EBITDA at 5.0x—6.0x 5.5x—7.0x Median 5-Day Premium: 17.2% Median 5-Day Premium: 7.9% Exit Multiple of Logistics EBITDA at 9.0x—11.0x Logistics EBITDA at 8.0x—11.0x 2017E EBITDA at Median 30-Day Premium: 17.7% Median 30-Day Premium: 38.5% 5.5x—6.5x Retail EBITDA at 9.0x—11.0x Retail EBITDA at 10.0x—12.0x 5.5x—7.0x Median 52-Week High Median 52-Week High Perpetuity Growth Rate of Corporate Costs EBITDA at Corporate Costs EBITDA at Premium: (10.5%) Premium: (3.5%) 1.00%—1.50% 6.5x—8.0x 5.5x—7.0x NTI Complexity Barrels 2017E: at $1,300—$1,700 Refining EBITDA at 5.0x—6.0x Complexity Barrel Multiple Logistics EBITDA at 7.0x—9.0x Retail EBITDA at 9.0x—11.0x Corporate Costs EBITDA at 5.5x—7.0x $24.78 $26.64 $16.82 $16.82 $19.54 $17.09 $18.93 $16.23 $10.04 $10.04 $23.26 $23.26 $30.40 $33.26 $25.97 $22.66 $26.61 $27.63 $28.50 $29.69 $37.95 $37.95 $36.48 $36.48 $—$5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 25 Summary Valuation Analysis – NTI Unit NTI Valuation Analysis Management Pricing Historical Pricing (1) As of November 25, 2015 Current NTI Unit Price of $26.88(1)

Preliminary Draft – Confidential DCF Analysis – Assumptions 26 Evercore utilized a DCF Analysis based on the following assumptions: – Effective date of January 1, 2016 – EBITDA and capital expenditures through December 31, 2020E per the NTI Financials Projections as reviewed herein – Tax depreciation forecast based on a full tax-basis step-up and a 10-year MACRS depreciation schedule – Midpoint discount rate of 9.5% utilizing a weighted average cost of capital based on the Capital Asset Pricing Model as detailed in the Appendix – Terminal value based on both: (i) a 5.5x to 6.5x EBITDA exit multiple and (ii) a 1.0% to 1.5% perpetuity growth rate • Tax depreciation is set equal to maintenance capital expenditures in perpetuity NTI Valuation Analysis

Preliminary Draft – Confidential DCF Analysis – Management Pricing ($ in millions, except per unit amounts) 27 Summary Results NTI Valuation Analysis Terminal Value For the Years Ending December 31, EBITDA Perpetuity 2016E 2017E 2018E 2019E 2020E Exit Multiple Growth Rate EBITDA $369.0 $418.0 $391.0 $421.0 $414.0 $414.0 $414.0 Less: Tax Depreciation and Amortization(1) (290.3) (528.2) (432.7) (353.2) (288.0) (26.0) EBIT $78.7 ($110.2) ($41.7) $67.8 $126.0 $388.0 Less: Cash Taxes @ 37.0% (29.1) ——(15.5) (143.6) EBIAT $49.6 ($110.2) ($41.7) $67.8 $110.5 $244.4 Plus: Tax Depreciation and Amortization 290.3 528.2 432.7 353.2 288.0 26.0 Less: Turnaround Cash Expense (57.0) (25.0) (53.0) (2.0) (30.0) (30.0) Less: MPL Cash Reconciliation (16.0) (3.0) (3.0) (3.0) (3.0) (3.0) Less: Maintenance Capital Expenditures (50.0) (25.0) (25.0) (25.0) (26.0) (26.0) Less: Growth Capital Expenditures (31.0) (31.0) (20.0) (1.0) (1.0) — Unlevered Free Cash Flow $185.9 $334.0 $290.0 $390.0 $338.5 $211.4 EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25% Terminal Value $2,484.0 $2,594.9 PV of Terminal Value @ 9.5% $1,577.9—$1,648.4 Plus: PV of Unlevered Free Cash Flow @ 9.5% 1,209.1 Plus: PV of 0.5x 2019E NOL Tax Benefit @ 9.5% — Implied Enterprise Value $2,787.0—$2,857.5 Less: Projected Debt Outstanding as of January 1, 2016 ($356.0) Plus: Projected Cash as of January 1, 2016 100.0 Implied Equity Value $2,531.0—$2,601.5 Units Outstanding (2) 93.7 Implied NTI Value per Unit $27.02—$27.77 (1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity (2) Units outstanding as of January 1, 2016 Sensitivity Analyses EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity EBITDA Multiple Perpetuity Growth Rate $27.0 5.0x 5.5x 6.0x 6.5x 7.0x $27.8 0.75% 1.00% 1.25% 1.50% 1.75% 8.5% $25.35 $26.90 $28.45 $30.00 $31.55 8.5% $30.25 $30.99 $31.78 $32.63 $33.54 9.0% 24.62 26.21 27.75 29.26 30.78 9.0% 28.34 29.00 29.68 30.40 31.18 9.5% 23.93 25.47 27.02 28.56 30.04 9.5% 26.57 27.15 27.77 28.42 29.12 10.0% 23.26 24.78 26.29 27.79 29.30 10.0% 24.99 25.50 26.04 26.61 27.21 10.5% 22.63 24.11 25.59 27.06 28.53 10.5% 23.56 24.01 24.49 24.99 25.52 WACC WACC

Preliminary Draft – Confidential DCF Analysis – Historical Pricing ($ in millions, except per unit amounts) 28 Summary Results NTI Valuation Analysis Sensitivity Analyses EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity EBITDA Multiple Perpetuity Growth Rate $29.1 5.0x 5.5x 6.0x 6.5x 7.0x $30.4 0.75% 1.00% 1.25% 1.50% 1.75% 8.5% $27.11 $28.81 $30.52 $32.22 $33.93 8.5% $33.06 $33.89 $34.78 $35.73 $36.76 9.0% 26.42 28.10 29.78 31.45 33.11 9.0% 30.94 31.67 32.44 33.26 34.13 9.5% 25.69 27.41 29.05 30.70 32.34 9.5% 29.05 29.69 30.36 31.07 31.83 10.0% 24.97 26.64 28.32 29.96 31.57 10.0% 27.28 27.86 28.47 29.12 29.79 10.5% 24.28 25.92 27.55 29.19 30.82 10.5% 25.68 26.19 26.73 27.30 27.90 WACC WACC Terminal Value For the Years Ending December 31, EBITDA Perpetuity 2016E 2017E 2018E 2019E 2020E Exit Multiple Growth Rate EBITDA $323.0 $434.0 $332.0 $446.0 $461.0 $461.0 $461.0 Less: Tax Depreciation and Amortization(1) (312.0) (567.2) (463.9) (378.2) (308.0) (26.0) EBIT $11.0 ($133.2) ($131.9) $67.8 $153.0 $435.0 Less: Cash Taxes @ 37.0% (4.1) — — (161.0) EBIAT $6.9 ($133.2) ($131.9) $67.8 $153.0 $274.1 Plus: Tax Depreciation and Amortization 312.0 567.2 463.9 378.2 308.0 26.0 Less: Turnaround Cash Expense (57.0) (25.0) (53.0) (2.0) (30.0) (30.0) Less: MPL Cash Reconciliation (16.0) (3.0) (3.0) (3.0) (3.0) (3.0) Less: Maintenance Capital Expenditures (50.0) (25.0) (25.0) (25.0) (26.0) (26.0) Less: Growth Capital Expenditures (31.0) (31.0) (20.0) (1.0) (1.0) — Unlevered Free Cash Flow $164.9 $350.0 $231.0 $415.0 $401.0 $241.1 EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25% Terminal Value $2,766.0 $2,958.3 PV of Terminal Value @ 9.5% $1,757.0—$1,879.2 Plus: PV of Unlevered Free Cash Flow @ 9.5% 1,215.8 Plus: PV of 0.5x 2019E NOL Tax Benefit @ 9.5% 5.2 Implied Enterprise Value $2,978.0—$3,100.2 Less: Projected Debt Outstanding as of January 1, 2016 ($356.0) Plus: Projected Cash as of January 1, 2016 100.0 Implied Equity Value $2,722.0—$2,844.2 Units Outstanding (2) 93.7 Implied NTI Value per Unit $29.05—$30.36 (1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity (2) Units outstanding as of January 1, 2016

NTI Valuation Analysis

Preliminary Draft – Confidential

Precedent M&A Transactions: Sum of Parts

($ in millions)

Corporate Refining Transactions

Date Announced	Acquiror	Target	Transaction Value	Barrels per Day of Capacity	Nelson Complexity	Barrels per Day of Complexity	EBITDA Multiple	$/Bpd of Complexity
2/16/2012	Icahn Partners	CVR Energy	$3,531	185,000	11.5	2,127,500	5.3x	$1,659.6
2/22/2011	Holly	Frontier	2,749	187,000.0	11.0	2,057,000	5.8	1,336.3
8/28/2006	Western Refining	Giant Industries	1,325	99,000	10.5	1,036,410	9.0	1,278.4
4/25/2005	Valero	Premcor	7,588	790,000	9.7	7,629,030	7.2	994.6
Mean							**6.8x**	**$1,317.2**
Median							**6.5**	**1,307.4**

Refining Asset Transactions

Date Announced	Buyer	Seller	Transaction Value	Asset	Capacity (MBpd)	Nelson Complexity	EBITDA Multiple	$/Bpd of Complexity
9/30/2015	PBF Energy Inc.	ExxonMobil	$538	Torrance refinery in California	155.0	14.9	1.5x	$232.7
6/18/2015	PBF Energy Inc.	ExxonMobil & Petroleos de Venezuela S.A.	322	Chalmette refinery outside New Orleans, LA and related midstream and downstream assets	189.0	12.7	2.0	134.1
11/12/2013	Western Refining, Inc.	ACON Investments and TPG	775	Ownership interest in Northern Tier Energy LP	89.5	11.5	5.2	753.0
6/7/2013	Par Petroleum Corp.	Tesoro Corp.	75	94,000 b/d Kapolei refinery, retail stations and associated logistics assets	94.0	5.7	3.9	140.0
10/8/2012	Marathon Petroleum Corporation	BP plc	848	451,000 b/d Texas City refinery and retail and logistics assets	451.0	15.3	3.7	122.9
8/14/2012	Calumet Specialty Products Partners LP	Connacher Oil and Gas Limited	120	9,800 b/d Montana refinery	9.8	9.3	2.4	1,316.7
8/13/2012	Tesoro Corporation	BP plc	1,175	Carson refinery, ARCO-branded retail marketing network & other assets	266.0	13.3	3.4	332.1
4/30/2012	Delta Air Lines, Inc.	Phillips 66	180	185,000 b/d Trainer refinery in Pennsylvania	185.0	8.0	NA	121.6
11/2/2011	CVR Energy Inc.	Gary-Williams Energy Corp.	525	70,000 bpd Wynnewood, Oklahoma refinery and associated working capital	70.0	9.3	1.9	806.5
9/2/2011	Valero Energy Corporation	Murphy Oil Corporation	325	135,000 b/d Meraux refinery in Louisiana	135.0	10.2	NA	236.0
7/26/2011	Calumet Specialty Products Partners LP	Murphy Oil Corporation	214	45,000 b/d Superior, Wisconsin refinery, associated operating assets and inventories	45.0	8.9	NA	534.3
4/15/2011	NuStar Energy L.P.	Age Refining, Inc.	41	14,500 b/d refinery in San Antonio, Texas and 200,000 bbl terminal in Elmendorf, Texas	14.5	3.0	0.7	942.5
3/21/2011	Delek Group Ltd;Delek US Holdings, Inc.	Ergon, Inc.	145	Additional 53.7% interest in 80,000 b/d refinery in El Dorado, Arkansas and related midstream and downstream assets	43.0	9.0	NA	375.0
12/2/2010	PBF Holding Company LLC	Sunoco Incorporated	400	170,000 b/d Toledo, Ohio refinery	170.0	9.2	2.0	255.8
9/27/2010	PBF Energy Partners LP	Valero Energy Corporation	358	185,000 b/d Paulsboro refinery in New Jersey	185.0	13.2	1.9	146.5
5/19/2010	TPG Capital LP	Marathon Oil Corporation	605	Marathon's downstream assets in Minnesota including the 74,000 b/d St. Paul Park refinery and associated terminal	74.0	9.5	2.5	860.6
4/8/2010	PBF Energy Partners LP	Valero Energy Corporation	220	Shut in 210,000 b/d Delaware City refinery that was being used as a refined products terminal	210.0	10.0	NA	104.8
3/9/2010	Petroleo Brasileiro SA	Transcor Astra Group S.A.	639	Remaining 50% interest in 117,000 b/d (58,500 b/d net to 50% interest) refinery in Pasadena, Texas	58.5	7.6	NA	1,437.5
2/3/2010	Alon USA Energy, Inc.	Flying J Inc./Old;Flying J Oil & Gas Inc.	40	Refinery in Bakersfield, California, with 70,000 b/d crude refining capacity	70.0	9.4	0.4	60.8
10/20/2009	Holly Corp.	Sinclair Oil Corporation	129	75,000 b/d refinery in Tulsa, Oklahoma, including approx. 2.3 MMbbls of storage	75.0	5.0	NA	342.7
8/7/2009	Blue Dolphin Energy Company	Lazarus Energy Holdings LLC	73	Light sweet crude 15,000 b/d topping unit, 560,000 barrels of storage capacity and a barge and truck terminal	15.0	NA	NA	NA
4/16/2009	Holly Corp.	Sunoco Incorporated	65	85,000 b/d Tulsa refinery	85.0	10.3	0.4	74.2
5/8/2008	Alon USA Energy, Inc.	Valero Energy Corporation	390	83,000 b/d refinery in Krotz Springs, Louisiana	83.0	6.8	2.0	587.0
12/5/2007	Husky Energy Incorporated	BP plc	1,163	50% stake in Toledo oil refinery in Ohio	115.0	7.8	NA	1,293.0
11/7/2007	NuStar Energy L.P.	Citgo Petroleum Corp.;Petroleos de Venezuela S.A.	450	2 asphalt refineries, 3 terminals	104.0	NA	6.0	NA
5/2/2007	Husky Energy Incorporated	Valero Energy Corporation	1,700	Lima, Ohio refinery with 165,000 b/d throughput capacity	165.0	10.4	6.3	1,107.0
1/29/2007	Tesoro Corporation	Royal Dutch Shell plc;Shell Oil Products U.S.	1,547	100,000 b/d Los Angeles refinery (Wilmington) and related assets	100.0	16.4	3.8	857.0
					Mean		**2.9x**	**$556.8**
					Median		**2.5**	**375.0**

Source: Public filings, Wall Street research

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Preliminary Draft – Confidential

Precedent M&A Transactions: Sum of Parts (cont'd)

($ in millions)

Retail Transactions

Date Announced	Acquiror / Target (Seller)	Transaction Value	EBITDA Multiple
2015	Sunoco LP / 31.58% interest in Sunoco, LLC (Energy Transfer Partners, L.P.)	$816	NA
2014	CrossAmerica Partners LP / Landmark Industries	44	10.6x
2014	CrossAmerica Partners LP / 5% interest in CST Fuel Supply LP	50	11.0
2014	CrossAmerica Partners LP / Erickson Oil Products, Inc.	85	9.8
2014	CST Brands, Inc. & CrossAmerica Partners LP / Nice N Easy Grocery Shoppes	77	10.8
2014	Marathon Petroleum Corporation / 1,256 retail gas stations, transport operations and shipper history on various pipelines (Hess Corporation)	2,900	16.4
2014	Energy Transfer Partners, L.P. / 630 retail gas stations and 11.0 million Susser Petroleum Partners LP common units and IDRs (Susser Holdings Corporation)	1,800	10.7
	Mean		**11.5x**
	Median		**10.7**

Source: Public filings

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NTI Valuation Analysis

Preliminary Draft – Confidential

Precedent M&A Transactions: Sum of Parts (cont'd)

($ in millions)

Crude Oil Pipeline and Terminal Transactions

Date Announced	Acquiror/Target (Seller)	Transaction Value ($MM)	Forward Year EBITDA Multiple
05/2015	Shell Midstream Partners, L.P. / 19.5% interest in Zydeco Pipeline Company, LLC and 1.388% interest in Colonial Pipeline Company (Shell Pipeline Company LP)	$448.0	10.0x
05/2015	PBF Logistics LP / Delaware City Pipeline and Truck Rack (PBF Energy Inc.)	143.0	10.0
12/2014	Sprague Resources LP / Kildair Service Ltd (Sprague Canadian Properties LLC)	175.0	9.0
12/2014	MPLX LP / 30.5% interest in MPLX Pipe Line Holdings LP (Marathon Petroleum Corporation)	800.0	10.0
10/2014	Phillips 66 Partners / Two crude-oil rail-unloading facilities located in Linden, New Jersey and Ferndale, Washington (Phillips 66)	330.0	8.6
02/2014	MPLX LP / 13% interest in MPLX Pipe Line Holdings LP (Subsidiary of Marathon Petroleum Corporation)	310.0	10.0
02/2014	Phillips 66 Partners LP / Gold Product Pipeline System and the Medford Spheres (Phillips 66)	700.0	10.4
06/2013	Tesoro Logistics LP / Northwest Product Pipeline and Terminal System (Chevron Pipe Line Company and Northwest Terminalling Company)	355.0	10.9
04/2013	MPLX LP / Additional 5% stake in MPLX Pipe Line holdings for 56% total ownership (Marathon Petroleum Corporation)	100.0	9.5
02/2013	Magellan Midstream Partners / 800 miles of refined products pipeline in the Rocky Mountain region and New Mexico (Plains All American Pipeline, L.P.)	190.0	NA
12/2012	Tesoro Logistics LP / Northwest Product Pipeline (Chevron Pipe Line Company)	400.0	12.1
07/2012	Holly Frontier Corporation and Holly Energy Partners, L.P. / 75% interest in UNEV Pipeline, LLC	315.0	10.5
11/2011	Caisse de depot et placement du Quebec / 16.55% interest in Colonial Pipeline Company and Colonial Ventures LLC (ConocoPhillips)	850.0	11.9
03/2011	Buckeye Partners, L.P. / 33 refined petroleum products terminals and 50% interest in Inland Corporation (BP Products North America Inc.)	225.0	9.0
	Mean		**10.1x**
	Median		**10.0x**

Source: Public filings

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NTI Valuation Analysis

Preliminary Draft – Confidential

Precedent M&A Transactions Analysis

($ in millions, except per unit amounts)

Summary Results – Management Pricing

	Low		High
Refining - EBITDA			
2016E EBITDA		$319	
Relevant EBITDA Multiple	6.0x	-	7.5x
Implied Enterprise Value Range on December 31, 2016	$1,914	-	$2,393
Refining - Complexity			
Refining Capacity (Barrels per stream day)		105,000	
Nelson Complexity		11.5	
Complexity Barrel Multiple	$1,300	-	$1,700
Implied Enterprise Value Range on December 31, 2016	$1,570	-	$2,053
Relevant Refining Enterprise Value Range on December 31, 2016	$1,570	-	$2,393
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Logistics Enterprise Value Range on December 31, 2016	$360	-	$440
Retail			
2016E EBITDA		$26	
Weighted Average EBITDA Multiple	9.0x	-	11.0x
Implied Retail Enterprise Value Range on December 31, 2016	$234	-	$286
Corporate Costs			
2016E EBITDA		($16)	
Relevant EBITDA Multiple	6.5x	-	8.0x
Implied Enterprise Value Range on December 31, 2016	($104)	-	($128)
Implied Enterprise Value Range on January 1, 2016 @ 9.5% Discount Rate	$1,912	-	$2,769
Less: Present Value of 2016E Growth Capital Expenditures @ 9.5% Discount Rate		(28)	
Less: Present Value of 2016E Turnaround Expense @ 9.5% Discount Rate		(52)	
Relevant Enterprise Value	**$1,832**	**-**	**$2,689**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,576	-	$2,433
Units Outstanding (1)		93.7	
Implied NTI Price per Unit	**$16.82**	**-**	**$25.97**

(1) Units outstanding as of January 1, 2016

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NTI Valuation Analysis

Preliminary Draft – Confidential

Precedent M&A Transactions Analysis (cont'd)

($ in millions, except per unit amounts)

Summary Results – Historical Pricing

	Low		High
Refining - EBITDA			
2016E EBITDA		$273	
Relevant EBITDA Multiple	6.0x	-	7.5x
Implied Enterprise Value Range on December 31, 2016	$1,638	-	$2,048
Refining - Complexity			
Refining Capacity (Barrels per stream day)		105,000	
Nelson Complexity		11.5	
Complexity Barrel Multiple	$1,300	-	$1,700
Implied Enterprise Value Range on December 31, 2016	$1,570	-	$2,053
Relevant Refining Enterprise Value Range on December 31, 2016	$1,570	-	$2,053
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Logistics Enterprise Value Range on December 31, 2016	$360	-	$440
Retail			
2016E EBITDA		$26	
Weighted Average EBITDA Multiple	9.0x	-	11.0x
Implied Retail Enterprise Value Range on December 31, 2016	$234	-	$286
Corporate Costs			
2016E EBITDA		($16)	
Relevant EBITDA Multiple	6.5x	-	8.0x
Implied Enterprise Value Range on December 31, 2016	($104)	-	($128)
Implied Enterprise Value Range on January 1, 2016 @ 9.5% Discount Rate	$1,912	-	$2,459
Less: Present Value of 2016E Growth Capital Expenditures @ 9.5% Discount Rate		(28)	
Less: Present Value of 2016E Turnaround Expense @ 9.5% Discount Rate		(52)	
Relevant Enterprise Value	**$1,832**	**-**	**$2,379**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,576	-	$2,123
Units Outstanding [(1)]		93.7	
Implied NTI Price per Unit	**$16.82**	**-**	**$22.66**

(1) Units outstanding as of January 1, 2016

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NTI Valuation Analysis

Preliminary Draft – Confidential

Peer Group Trading Analysis

($ in millions, except per unit/share amounts)

Partnership	Price 11/25/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Distribution Yield Current	2016E	2017E
Variable Distribution MLPs									
Alon USA Partners, LP	$25.05	$1,566	$1,722	6.2x	7.0x	6.9x	15.6%	9.9%	10.9%
CVR Partners, LP	8.66	633	1,118	11.9	10.5	12.0	18.0%	14.9%	12.0%
CVR Refining, LP	21.43	3,163	3,261	5.1	5.6	6.6	18.3%	11.2%	8.6%
Emerge Energy Services LP	6.67	161	407	9.3	13.6	5.7	0.0%	20.3%	56.4%
OCI Partners LP	8.22	715	1,111	4.3	6.3	7.3	16.1%	16.7%	15.8%
Mean				**7.3x**	**8.6x**	**7.7x**	**13.6%**	**14.6%**	**20.7%**
Median				**6.2**	**7.0**	**6.9**	**16.1%**	**14.9%**	**12.0%**

Company	Share Price 11/25/15	Market Equity Value	Total Enterprise Value	TEV / EBITDA 2015E	2016E	2017E	TEV / Complexity Barrel	Dividend Yield
Refining C-Corporations								
Alon USA Energy, Inc.	$17.88	$1,468	$1,676	4.6x	5.1x	4.8x	$827.6	3.4%
CVR Energy, Inc.	47.48	4,125	4,485	6.1	5.7	8.1	1,864.8	4.2%
Delek US Holdings, Inc.	27.79	1,746	2,534	7.9	6.2	6.2	1,846.4	2.2%
Holly Frontier Corporation	49.73	9,129	10,432	5.4	6.1	6.0	1,930.3	2.7%
Marathon Petroleum Corporation	58.05	31,656	36,952	5.4	5.8	5.6	1,923.2	2.2%
PBF Energy, Inc.	41.29	4,092	5,434	6.1	4.8	4.5	503.9	2.9%
Phillips 66	92.77	50,162	55,129	7.1	7.8	7.0	2,322.2	2.4%
Tesoro Corporation	117.30	14,534	19,855	5.1	7.0	7.1	2,031.2	1.7%
Valero Energy Corporation	72.93	35,529	38,156	4.4	5.1	5.1	1,061.1	2.7%
Mean				**5.8x**	**6.0x**	**6.1x**	**$1,590.1**	**2.7%**
Median				**5.4**	**5.8**	**6.0**	**1,864.8**	**2.7%**

Company	Price 11/25/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Dividend Yield
Retail C-Corporations							
Casey's General Stores, Inc.	$117.79	$4,592.4	$5,399.4	10.7x	9.7x	9.0x	0.7%
Couche-Tard	62.13	26,580.8	28,748.2	13.4	12.3	11.5	0.4%
CST Brands, Inc.	37.19	2,812.1	4,471.1	11.4	12.5	11.3	0.7%
Mean				**11.9x**	**11.5x**	**10.6x**	**0.6%**
Median				**11.4**	**12.3**	**11.3**	**0.7%**

Source: Public filings and FactSet

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Preliminary Draft – Confidential

Peer Group Trading Analysis (cont'd)

($ in millions, except per unit amounts)

Partnership	Price 11/25/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Distribution Yield Current	2016E	2017E	Distribution Growth	Total Return
Retail MLPs											
Alon USA Partners, LP	$25.05	$1,566	$1,722	6.2x	7.0x	6.9x	15.6%	9.9%	10.9%	NM	NM
CrossAmerica Partners LP	24.23	803	1,238	13.6	10.7	8.0	9.3%	9.9%	10.4%	2.9%	12.1%
Global Partners LP	25.34	862	2,096	9.0	8.2	7.6	11.0%	11.5%	12.2%	5.4%	16.5%
Sunoco LP	37.86	2,814	3,929	10.5	5.4	4.8	7.9%	8.8%	9.6%	7.4%	15.3%
Valero Energy Partners LP	46.08	2,871	2,997	17.8	10.6	7.4	2.7%	3.3%	4.2%	23.3%	25.9%
Mean				**11.4x**	**8.4x**	**6.9x**	**9.3%**	**8.7%**	**9.5%**	**9.7%**	**17.4%**
Median				**10.5**	**8.2**	**7.4**	**9.3%**	**9.9%**	**10.4%**	**6.4%**	**15.9%**

Partnership	Price 11/25/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Distribution Yield Current	2016E	2017E	Distribution Growth	Total Return
Refined Products / Crude Oil MLPs											
Buckeye Partners, L.P.	$67.16	$8,653	$12,551	14.6x	12.7x	11.9x	7.0%	7.3%	7.7%	4.4%	11.4%
Delek Logistics Partners, LP	34.92	864	1,181	11.7	9.8	9.1	6.3%	7.4%	8.4%	8.5%	14.8%
Genesis Energy, L.P.	39.76	4,373	5,951	13.8	10.0	9.3	6.4%	7.0%	7.7%	10.0%	16.5%
Global Partners LP	25.34	862	2,096	9.0	8.2	7.6	11.0%	11.5%	12.2%	5.4%	16.5%
Holly Energy Partners, L.P.	33.20	1,987	3,022	12.9	11.2	9.9	6.7%	7.1%	7.7%	5.8%	12.5%
Magellan Midstream Partners, L.P.	63.63	14,471	17,869	15.8	14.8	13.4	4.8%	5.2%	5.8%	10.5%	15.3%
MPLX LP	39.86	12,025	18,993	14.9	9.8	8.5	4.7%	5.7%	7.1%	20.8%	25.5%
NuStar Energy LP	40.91	3,251	6,286	10.1	10.4	9.8	10.7%	10.7%	10.7%	2.6%	13.3%
Phillips 66 Partners LP	59.21	4,988	6,049	24.0	12.9	8.1	2.7%	3.6%	4.4%	23.0%	25.7%
Plains All American Pipeline, L.P.	24.03	9,752	20,439	9.3	8.4	7.4	11.7%	11.7%	11.9%	3.1%	14.8%
Rose Rock Midstream, L.P.	21.23	797	1,498	8.4	6.6	5.3	12.4%	13.1%	13.9%	10.5%	22.9%
Sprague Resources LP	22.62	487	1,027	8.8	8.7	8.7	8.9%	9.8%	10.7%	10.4%	19.3%
Sunoco Logistics Partners, L.P.	28.64	7,887	12,801	11.6	9.5	7.0	6.4%	7.3%	8.3%	14.0%	20.4%
Tesoro Logistics LP	51.18	4,580	7,578	11.5	9.3	7.6	5.6%	6.7%	7.7%	10.6%	16.2%
TransMontaigne Partners L.P.	24.30	400	649	8.0	8.0	7.7	10.9%	10.9%	11.5%	2.4%	13.4%
Valero Energy Partners LP	46.08	2,871	2,997	17.8	10.6	7.4	2.7%	3.3%	4.2%	23.3%	25.9%
Western Refining Logistics, LP	23.66	1,118	1,517	13.4	9.0	7.0	6.5%	7.4%	8.4%	14.6%	21.1%
World Point Terminals LP	12.86	448	432	7.1	6.1	4.1	9.3%	9.6%	10.0%	3.3%	12.6%
Mean				**12.4x**	**9.8x**	**8.3x**	**7.5%**	**8.1%**	**8.8%**	**10.2%**	**17.7%**
Median				**11.7**	**9.6**	**7.9**	**6.6%**	**7.4%**	**8.3%**	**10.2%**	**16.3%**

Source: Public filings and FactSet

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Preliminary Draft – Confidential

Peer Group Trading Analysis – By Segment

($ in millions, except per unit amounts)

Summary Results – Management Pricing

	Low		High
Refining			
2016E EBITDA		$319	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,595	-	$1,914
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	8.0x	-	11.0x
Implied Enterprise Value Range	$320	-	$440
Retail			
2016E EBITDA		$26	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value Range	$260	-	$312
Corporate Costs			
2016E EBITDA		($16)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($88)	-	($112)
Implied Value	**$2,087**	**-**	**$2,554**
Refining			
2017E EBITDA		$367	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,835	-	$2,202
Logistics			
2017E EBITDA		$41	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value Range	$287	-	$369
Retail			
2017E EBITDA		$27	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range	$243	-	$297
Corporate Costs			
2017E EBITDA		($17)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($94)	-	($119)
Implied Value	**$2,272**	**-**	**$2,749**
Relevant Enterprise Value	**$2,087**	**-**	**$2,749**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,831	-	$2,493
Units Outstanding (1)		93.7	
Implied NTI Price per Unit	**$19.54**	**-**	**$26.61**

(1) Units outstanding as of January 1, 2016

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NTI Valuation Analysis

Preliminary Draft – Confidential

Peer Group Trading Analysis – By Segment (cont'd)

($ in millions, except per unit amounts)

Summary Results – Historical Pricing

	Low		High
Refining			
2016E EBITDA		$273	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,365	-	$1,638
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	8.0x	-	11.0x
Implied Enterprise Value Range	$320	-	$440
Retail			
2016E EBITDA		$26	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value Range	$260	-	$312
Corporate Costs			
2016E EBITDA		($16)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($88)	-	($112)
Implied Value	**$1,857**	**-**	**$2,278**
Refining			
2017E EBITDA		$383	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,915	-	$2,298
Logistics			
2017E EBITDA		$41	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value Range	$287	-	$369
Retail			
2017E EBITDA		$27	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range	$243	-	$297
Corporate Costs			
2017E EBITDA		($17)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($94)	-	($119)
Implied Value	**$2,352**	**-**	**$2,845**
Relevant Enterprise Value	**$1,857**	**-**	**$2,845**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,601	-	$2,589
Units Outstanding (1)		93.7	
Implied NTI Price per Unit	**$17.09**	**-**	**$27.63**

(1) Units outstanding as of January 1, 2016

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Preliminary Draft – Confidential

Peer Group Trading Analysis – Refining and Variable Distribution MLPs

($ in millions, except per unit amounts)

Summary Results – Management Pricing

	Low		High
2016E EBITDA		$369	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$2,030	-	$2,583
2017E EBITDA		$418	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$2,299	-	$2,926
Relevant Enterprise Value	**$2,030**	**-**	**$2,926**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,774	-	$2,670
Units Outstanding (1)		93.7	
Implied NTI Price per Unit	**$18.93**	**-**	**$28.50**

Summary Results – Historical Pricing

	Low		High
2016E EBITDA		$323	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$1,777	-	$2,261
2017E EBITDA		$434	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$2,387	-	$3,038
Relevant Enterprise Value	**$1,777**	**-**	**$3,038**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,521	-	$2,782
Units Outstanding (1)		93.7	
Implied NTI Price per Unit	**$16.23**	**-**	**$29.69**

(1) Units outstanding as of January 1, 2016

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Preliminary Draft – Confidential

MLP Mergers and MLP Buy-Ins Premiums Paid Analysis

($ in millions)

Date Announced	Target	Acquiror	Transaction: Consideration	Transaction: Equity Value	Transaction: Enterprise Value	Premium: 1-Day	Premium: 5-Day	Premium: 30-Day	Premium: 52-Week High
07/13/15	MarkWest Energy Partners, L.P.	MPLX LP	Unit-for-Unit	$15,736.0	$19,956.0	31.6%	35.8%	29.8%	2.3%
05/13/15	Williams Partners L.P.	The Williams Companies, Inc.	Stock-for-Unit	34,237.6	54,142.3	17.9%	17.1%	13.5%	(10.9%)
05/06/15	Crestwood Midstream Partners LP	Crestwood Equity Partners LP	Unit-for-Unit	3,532.6	6,251.3	17.2%	17.4%	27.6%	(22.7%)
01/26/15	Regency Energy Partners LP	Energy Transfer Partners, L.P.	Unit-for-Unit	11,155.6	17,955.6	13.2%	16.4%	10.6%	(19.9%)
10/27/14	Williams Partners L.P.	Access Midstream Partners LP	Unit-for-Unit	25,925.8	37,006.8	6.5%	6.6%	8.4%	4.8%
10/13/14	Atlas Pipeline Partners, L.P.	Targa Resource Partners LP	Unit-for-Unit	4,065.4	5,908.8	15.0%	7.8%	3.0%	(3.0%)
10/01/14	Oiltanking Partners L.P.	Enterprise Products Partners L.P.	Unit-for-Unit	5,823.0	6,051.0	1.1%	0.7%	1.0%	(7.5%)
08/10/14	Kinder Morgan Energy Partners, L.P.	Kinder Morgan, Inc.	Stock and Cash-for-Unit	36,689.1	58,551.1	12.0%	10.8%	10.7%	6.5%
08/10/14	El Paso Pipeline Partners, L.P.	Kinder Morgan, Inc.	Stock and Cash-for-Unit	5,288.5	10,021.5	15.4%	13.8%	7.3%	(10.1%)
10/10/13	PVR Partners, L.P.	Regency Energy Partners LP	Unit-for-Unit	3,899.3	5,664.3	25.6%	25.2%	23.7%	(2.0%)
08/27/13	PAA Natural Gas Storage LP	Plains All American Pipeline, L.P.	Unit-for-Unit	1,713.6	2,271.9	8.5%	8.7%	7.2%	0.8%
05/07/13	Pioneer Southwest Energy Partners L.P.	Pioneer Natural Resources Company	Stock-for-Unit	930.0	1,064.0	18.4%	17.5%	21.9%	13.8%
05/06/13	Crestwood Midstream Partners LP	Inergy Midstream, L.P.	Unit-for-Unit	1,614.7	2,402.0	4.6%	1.7%	8.1%	0.9%
01/29/13	Copano Energy, L.L.C.	Kinder Morgan Energy Partners, L.P.	Unit-for-Unit	3,777.5	4,724.3	21.8%	21.7%	36.7%	6.1%
02/23/11	Duncan Energy Partners L.P.	Enterprise Products Partners L.P.	Unit-for-Unit	2,405.0	3,302.8	27.9%	27.7%	27.4%	2.3%
10/20/09	Hiland Partners, LP	HH GP Holdings, LLC	Cash	67.0	242.1	26.6%	30.7%	30.7%	(64.0%)
07/29/09	OSG America L.P.	Overseas Shipholding Group, Inc.	Cash	213.0	282.0	44.4%	53.7%	54.8%	(22.9%)
06/29/09	TEPPCO Partners LP	Enterprise Products Partners L.P.	Unit-for-Unit	3,290.7	6,024.5	7.1%	4.3%	8.9%	(13.5%)
06/12/06	Pacific Energy Partners, L.P.	Plains All American Pipeline, L.P.	Unit-for-Unit	1,395.4	2,007.9	10.6%	10.2%	14.4%	(0.5%)
11/01/04	Kaneb Pipeline Partners, L.P.	Valero L.P.	Unit-for-Unit	1,741.5	2,371.4	21.2%	17.6%	18.6%	4.2%
12/15/03	GulfTerra Energy Partners, L.P.	Enterprise Products Partners L.P.	Unit-for-Unit	2,408.4	4,240.3	2.2%	3.7%	2.1%	(2.0%)
10/20/97	Santa Fe Pacific Pipeline Partners LP	Kinder Morgan Energy Partners, L.P.	Unit-for-Unit	1,038.0	1,339.9	31.8%	33.2%	40.3%	5.3%

		1-Day	5-Day	30-Day	52-Week High
All Transactions	Median(1)	16.3%	16.8%	14.0%	(1.3%)
	Mean(1)	17.3%	17.4%	18.5%	(6.0%)
	Max(1)	44.4%	53.7%	54.8%	13.8%
	Min(1)	1.1%	0.7%	1.0%	(64.0%)
MLP Buy-Ins	Median(1)	17.5%	17.2%	17.7%	(10.5%)
	Mean(1)	20.0%	21.2%	21.7%	(13.7%)
	Max(1)	44.4%	53.7%	54.8%	13.8%
	Min(1)	8.5%	8.7%	7.2%	(64.0%)

MLP Buy-In Transaction (shaded rows)

Valuation

	1-Day	5-Day	30-Day	52-Week High
Relevant Unit Price	24.23	24.69	24.51	27.87
Historical MLP Buy-In Premium Range	8.5% – 44.4%	8.7% – 53.7%	7.2% – 54.8%	(64.0%) – 13.8%
Implied Transaction Price Range	**$26.30 – $34.98**	**$26.84 – $37.94**	**$26.28 – $37.95**	**$10.04 – $31.70**
Median MLP Buy-In Premium	17.5%	17.2%	17.7%	(10.5%)
Median Implied Transaction Price	**$28.48**	**$28.95**	**$28.85**	**$24.94**

Source: Public filings
(1) Excludes Overseas Shipholding Group, Inc. / OSG America L.P. transaction

EVERCORE 39 NORTHERN TIER

NTI Valuation Analysis
Preliminary Draft – Confidential

Corporate Refining Premiums Paid Analysis

($ in millions)

Corporate Refining Transactions

Date Announced	Acquiror	Target	Transaction Value	Implied Offer Price / Share	Premium Prior to Announcement: 1-Day	5-Day	30-Day	52-Week High	Stock / Cash Consideration
2/16/2012	Icahn Partners	CVR Energy	$3,531	$30.00	8.7%	6.7%	46.5%	(0.3%)	0/100
2/22/2011	Holly	Frontier	2,749	27.00	(4.0%)	3.8%	48.8%	(6.4%)	100/0
8/28/2006	Western Refining	Giant Industries	1,325	77.00	7.3%	9.2%	16.1%	(6.4%)	0/100
4/25/2005	Valero	Premcor	7,588	72.76	23.3%	30.7%	30.6%	(0.5%)	50/50
Mean					**8.8%**	**12.6%**	**35.5%**	**(3.4%)**	
Median					**8.0%**	**7.9%**	**38.5%**	**(3.5%)**	

Valuation - All Transactions

	1-Day	5-Day	30-Day	52-Week High
Relevant Unit Price	$24.23	$24.69	$24.51	$27.87
Historical Corporate Refining Acquisition Premium Range	(4.0%) – 23.3%	3.8% – 30.7%	16.1% – 48.8%	(6.4%) – (0.3%)
Implied Transaction Price Range	**$23.26 – $29.88**	**$25.62 – $32.26**	**$28.45 – $36.48**	**$26.08 – $27.79**
Median Corporate Refining Acquisition Premium	8.0%	7.9%	38.5%	(3.5%)
Median Implied Transaction Price	**$26.16**	**$26.65**	**$33.96**	**$26.91**

Valuation - All Cash and Stock and Cash Transactions

	1-Day	5-Day	30-Day	52-Week High
Relevant Unit Price	$24.23	$24.69	$24.51	$27.87
Historical Corporate Refining Acquisition Premium Range	7.3% – 23.3%	6.7% – 30.7%	16.1% – 46.5%	(6.4%) – (0.3%)
Implied Transaction Price Range	**$25.99 – $29.88**	**$26.34 – $32.26**	**$28.45 – $35.90**	**$26.09 – $27.79**
Median Corporate Refining Acquisition Premium	8.7%	9.2%	30.6%	(0.5%)
Median Implied Transaction Price	**$26.34**	**$26.95**	**$32.01**	**$27.72**

Source: Public filings

EVERCORE 40 NORTHERN TIER

IV. WNR and WNRL Situation Analysis

Preliminary Draft – Confidential Overview of the El Paso Refinery and Gallup Refinery 41 Within the refining segment, WNR owns and operates the El Paso Refinery and the Gallup Refinery The El Paso Refinery is a 131,000 barrel per day capacity refinery located in El Paso, Texas – Receives crude oil from a 450-mile pipeline owned and operated by Kinder Morgan pursuant to a 30-year crude oil transportation agreement that expires in 2034 • Allows access to the majority of the producing fields in the Permian Basin – Nelson complexity of 7.9 with the ability to process sweet and sour crude oil The Gallup Refinery is a 25,000 barrel per day capacity refinery located near Gallup, New Mexico – Nelson complexity of 9.9 with the ability to process sweet crude oil, which is sourced solely from the Four Corners region – Primarily produces gasoline and diesel fuel and markets refined products primarily to Arizona, Colorado, New Mexico and Utah – Refinery has access to WNRL logistics assets including approximately 595,000 barrels of storage capacity Summary Overview El Paso Refinery and Gallup Refinery Map Source: Public filings WNR and WNRL Situation Analysis El Paso Refinery Gallup Refinery Historical Production and Utilization 125,204 123,380 125,614 135,650 22,257 24,413 27,328 26,727 0.0% 50.0% 100.0% 150.0% — 50,000 100,000 150,000 2012A 2013A 2014A 2015 YTD Utilization (%) Production (Bpd) El Paso Production Gallup Production El Paso Utilization Gallup Utilization

Preliminary Draft – Confidential Overview of WNR’s Retail Segment 42 The retail segment of WNR includes 261 convenience stores and service stations located in the southwestern United States Convenience stores and service stations sell various grades of gasoline and diesel fuel primarily supplied by WNRL, in addition to convenience store merchandise such as beverage and food products Convenience stores located in Arizona, Colorado, New Mexico and Texas and operate under the brands Giant, Mustang, Sundial and Howdy’s Distribution network includes 50 unmanned fleet fueling facilities Summary Overview 2014 EBITDA by Segment Source: Public filings WNR and WNRL Situation Analysis Refining $918.7 million 97% Retail $32.5 million 3% Historical Gasoline and Inside Sales $709 $925 $914 $904 $205 $914 $248 $253 $267 $1,173 $1,168 $1,171 $— $200 $400 $600 $800 $1,000 $1,200 $1,400 2011A 2012A 2013A 2014A Revenue ($ in millions) Fuel Sales Inside Sales

Preliminary Draft – Confidential WNR Summary Market Data ($ in millions, except per share amounts) 43 Market Capitalization Consolidated Balance Sheet and Credit Data Three-Year Trading History Source: Public filings and FactSet (1) Pro forma for TexNew Mex Pipeline dropdown (2) 16.3 million WNRL public common units and 57.2 million NTI public common units As of November 25, 2015 Fully Diluted Shares Outstanding 94.1 Share Price $45.17 Total Equity Value $4,249.9 Plus: Net Debt 837.0 Plus: Minority Interest (Market Value)(2) 1,923.2 Total Enterprise Value $7,010.1 WNR Financial Projections IBES Data Management Pricing Historical Pricing Metric Yield/ Multiple Metric Yield/ Multiple Metric Yield/ Multiple Dividend Yield Current $1.36 3.0% $1.36 3.0% $1.36 3.0% 2016E 1.56 3.5% 1.56 3.5% 1.53 3.4% 2017E 1.72 3.8% 1.72 3.8% 1.70 3.8% EV/EBITDA 2015E NA NA NA NA $1,225.0 5.7x 2016E $1,071.0 6.5x $1,292.0 5.4x 950.4 7.4 2017E 1,135.0 6.2 1,386.0 5.1 923.7 7.6 As of September 30, 2015(1) Cash and Marketable Securities $854.6 Short-term Debt 5.5 Long-term Debt 1,686.1 Total Debt $1,691.6 Net Debt 837.0 Plus: Minority Interest (Book Value) 1,714.0 Plus: Stockholders’ Equity 1,318.5 Net Book Capitalization $3,869.5 Revolver Availability / Revolver Capacity $670 / $923 Net Debt / Net Book Cap 21.6% Net Debt / 2016E EBITDA 0.9x Current Ratings (Senior Unsecured): Moody’s B1 S&P B+ — 5,000 10,000 15,000 20,000 $15.00 $25.00 $35.00 $45.00 $55.00 11/25/2012 7/2/2013 2/6/2014 9/13/2014 4/20/2015 11/25/2015 Volumes (in thousands) Price Per Share Volume WNR Price WNR and WNRL Situation Analysis

WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

Wall Street Research

($ in millions, except per share data)

Current Research Analyst Recommendations

Firm	Analyst	Date	Recommendation	Target Price
Macquarie	Vikas Dwivedi	11/17/15	Neutral	$46.00
Raymond James	Justin Jenkins	11/13/15	Hold	44.00
Cowen	Sam Margolin	11/12/15	Outperform	60.00
Credit Suisse	Edward Westlake	11/09/15	Outperform	60.00
Tudor Pickering	Chi Chow	11/04/15	Hold	46.00
Barclays	Paul Cheng	11/04/15	Overweight	56.00
Morgan Stanley	J Evan Calio	11/03/15	Equal Weight	63.00
RBC Capital Markets	Brad Heffern	11/03/15	Sector Perform	47.00
J.P. Morgan	Phil Gresh	11/03/15	Neutral	50.00

Median:	**$50.00**
Mean:	**52.44**
Low:	**44.00**
High:	**63.00**


Buy (3) 33.3%
Hold (6) 66.7%

Dividend Per Share Estimates


$2.50
$2.00
$1.50
$1.00
$0.50
$--
$1.52
$1.64
$1.56
$1.56
$1.50
$1.53
$1.56
$1.56
$1.80
$1.64
$1.72
$1.70
$1.70
$1.72
$1.72
2016E
2017E

EBITDA Estimates


$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$--
$1,311.1
$995.8
$1,100.0
$1,088.0
$1,329.0
$1,225.0
$984.7
$811.3
$837.0
$870.5
$1,103.0
$950.4
$1,071.0
$1,292.0
$713.9
$731.0
$805.9
$1,166.0
$923.7
$1,135.0
$1,386.0
2015E
2016E
2017E

Cowen | Tudor Pickering | Barclays | RBC Capital Markets | J.P. Morgan | I/B/E/S Consensus | WNR Projections - Management Pricing | WNR Projections - Historical Pricing

Source: Bloomberg, Wall Street Research

EVERCORE 44 NORTHERN TIER

WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

Wall Street Research Analyst Commentary

"We like WNR's advantaged strategic location in the Permian and Four Corners Basin as well as its exposure to Bakken and Canadian plays through its ownership in NTI. ***We think this asset base will enable WNR to steadily raise cash returns to shareholders, while pursuing high-return investment projects for further growth. We think WNR's recent offer to buy the remaining NTI units that they do not currently own is logical and should lead to much improved and more efficient operations. However, we think the offer price may have to be raised given the stellar performance of NTI in recent quarters."***

–Barclays, Paul Cheng;
November 4, 2015

"Following the recently announced NTI deal, capital allocation was a key focus for the call. Although WNR was restricted from discussing the NTI deal, management reiterated their interest in attractive midstream and retail assets for potential refining M&A in all regions in the US besides the East/Gulf Coasts. *As a reminder, we ran sensitivities on the NTI opportunity, which showed the base case (pre-synergies) SOTP valuation impact could be a headwind, requiring synergies to get back to neutral. We await more color on these synergies…* ***We believe the company has a healthy balance sheet, which looks roughly in line with its peers when factoring in assumed return of capital from FCF generation and dropdowns to WNRL."***

–J.P. Morgan, Phil Gresh;
November 3, 2015

"Management did not make any comments regarding the proposed NTI acquisition on the conference call. ***We see the acquisition as value neutral in 2016 inclusive of $50MM in logistics EBITDA from NTI to be dropped to WNRL. The proposed acquisition could have valuation benefits, however, expanding WNR's fully controlled operating footprint and reducing asset concentration risk. NTI also contributes additional retail assets to the portfolio, and we see the St. Paul system as an operational analogue to WNR's legacy asset base. Lastly, the deal simplifies WNR's structure and removes a headwind valuation from uncertainty surrounding NTI."***

–Cowen, Sam Margolin;
November 3, 2015

Source: Wall Street Research

EVERCORE 45 NORTHERN TIER

WNR and WNRL Situation Analysis Preliminary Draft – Confidential Rating Agency Commentary

“Last Monday, Western Refining, Inc. (WNR, B1 stable) said that it had made a $1.6 billion cash and-stock offer to buy the 62% stake in Northern Tier Energy, LP (NTI, unrated), the parent of Northern Tier Energy, LLC (B1 negative), now held by the public. The takeover is credit positive for WNR because it will improve its scale and business profile without imposing a large leverage burden. The deal will give WNR full ownership of three refineries, help diversify its cash flows and geography of operations, and simplify its legal structure. The takeover will also be credit positive for NTI, a master-limited partnership that will become a wholly owned subsidiary of WNR, and therefore will no longer pay out its excess cash flow to public shareholders. WNR’s use of equity and existing cash will limit the increase in leverage from the acquisition.”

–James Wilkins, Moody’s

November 2, 2015 Credit Rating: B1

“Western is relatively small and has limited geographic diversity. Both of Western’s refineries are in the Southwest, with a combined throughput capacity of about 156,000 barrels per day (bpd) and medium complexity (about 80% of the crude slate is light-sweet). Western gets a substantial portion of its crude oil from the Permian Basin, which prices off of the West Texas Intermediate (WTI) benchmark, further benefiting margins relative to its coastal peers that use the more expensive waterborne crude oils such as North Sea Brent or Louisiana Light Sweet. For 2015, we expect the WTI and Brent pricing differential to be in a narrow range of between $3 to $5 per barrel, which should continue to benefit Western’s refining margins… Western also owns a 38.4% limited partner interest and 100% of the general partner interest in Northern Tier Energy LP. Our assessment of Northern Tier’s “vulnerable” business risk profile partly hinges on its reliance on one refinery for most of its cash flow, its small size (refining capacity of 97,800 bpd) compared with the partnership’s peers, and the lack of operational diversity, which makes Northern Tier vulnerable to regional economic downturns, supply shocks, cost increases, and margin volatility in the Midwest. Partly offsetting these risks are Northern Tier’s access to lower-priced Canadian and Bakken crude oil, high complexity that allows it to process a variety of heavy crudes into higher-value refined products like gasoline and distillates, and favorable local market dynamics, which gives it the ability to receive a premium on the refined products it produces.”

–Michael Grande, Standard & Poor’s

July 21, 2015 Credit Rating: B+

WNR and WNRL Situation Analysis Preliminary Draft – Confidential WNR Financial Projections – Assumptions

The WNR Financial Projections as provided by WNR management and reviewed herein by Evercore, incorporate the following assumptions:

– Fully diluted shares outstanding for YE 2015E calculated as:

93,680,809 YE 2015E basic shares outstanding plus 406,649 in restricted stock units

No further dilutive securities are issued and the number of dilutive securities remains constant throughout the projection period

Dilutive securities receive regular common dividends paid in cash

– WNR Tern Loan B 4.3% due 2020 assumed to be refinanced / extended beyond its current 2020 maturity

– 37% marginal tax rate

– $0.16/share increase in dividends per year

– Common dividends per share of $1.56, $1.72, $1.88, $2.04 and $2.20 for 2016E, 2017E, 2018E, 2019E and 2020E, respectively

– Total SG&A (segment plus corporate) increases by 1.0% per year

– 20% annualized return on capital expenditures beginning two years after initial capital expenditures are incurred

– Sale of Bobcat Phase I and TexNew Mex Phase II in 2019E to WNRL for total cash consideration of $324.0 million, implying a 9.0x EBITDA multiple

Source: WNR management

WNR and WNRL Situation Analysis
Preliminary Draft – Confidential

Historical Refinery Margin Overview

Historical Gallup Gross Margin per Barrel


$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
$ /Bbl
2012 Average
Gross Margin/Bbl: $28.31
2015 YTD Average
Gross Margin/Bbl: $19.92
2013 Average
Gross Margin/Bbl: $19.02
2014 Average
Gross Margin/Bbl: $16.53
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Gross Margin per Barrel
Brent/WTI Differential

Historical El Paso Gross Margin per Barrel


$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
$ /Bbl
2012 Average
Gross Margin/Bbl: $28.10
2013 Average
Gross Margin/Bbl: $19.86
2015 YTD Average
Gross Margin/Bbl: $18.66
2014 Average
Gross Margin/Bbl: $18.18
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Gross Margin per Barrel
Brent/WTI Differential

WTI and Brent Differentials


$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
Crude Oil Price ($/Bbl)
WTI/Brent Differential
Historical Average Differential (Since 1/1/2010)
Projected Average Differential (Until 1/1/2019)
Current Differential(1):
$3.03
$9.43
$4.04
1/1/2010
1/1/2011
1/1/2012
1/1/2013
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018
1/1/2019

(1) As of November 25, 2015

EVERCORE
48
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WNR and WNRL Situation Analysis
Preliminary Draft – Confidential

WNR Financial Projections – Margin Overview

($ in millions, except per unit amounts)

Historical and Projected Gross Margin per Barrel


$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
Gross Margin per Barrel ($/Bbl)
2016E – 2020E Adjusted EBITDA plus Distributions Difference:
Management Pricing $1,040 Million Lower
2012 Average: $28.13
2013 Average: $19.69
2015 YTD Average: $18.90
2014 Average: $17.87
Q1 2012A
Q2 2012A
Q3 2012A
Q4 2012A
Q1 2013A
Q2 2013A
Q3 2013A
Q4 2013A
Q1 2014A
Q2 2014A
Q3 2014A
Q4 2014A
Q1 2015A
Q2 2015A
Q3 2015A
2016E
2017E
2018E
2019E
2020E
El Paso Gross Margin/Bbl
Gallup Gross Margin/Bbl
El Paso Gross Margin/Bbl - Management Pricing
El Paso Gross Margin/Bbl - Historical Pricing
Gallup Gross Margin/Bbl - Management Pricing
Gallup Gross Margin/Bbl - Historical Pricing

Management Pricing and Historical Pricing Case Summaries

	For the Years Ending December 31,				
Management Pricing	2016E	2017E	2018E	2019E	2020E
Gross Margin/Bbl - El Paso	$14.66	$15.00	$16.05	$16.05	$16.05
Gross Margin/Bbl - Gallup	$19.01	$19.35	$20.40	$20.40	$20.40
Adjusted EBITDA Plus Distributions	$702	$755	$890	$913	$992
Historical Pricing					
Gross Margin/Bbl - El Paso	$19.58	$19.58	$19.58	$19.58	$19.58
Gross Margin/Bbl - Gallup	$21.32	$21.32	$21.32	$21.32	$21.32
Adjusted EBITDA Plus Distributions	$952	$995	$1,052	$1,100	$1,193
Difference					
Gross Margin/Bbl - El Paso	($4.92)	($4.58)	($3.53)	($3.53)	($3.53)
Gross Margin/Bbl - Gallup	($2.31)	($1.97)	($0.92)	($0.92)	($0.92)
Adjusted EBITDA Plus Distributions	($250)	($240)	($162)	($187)	($201)

Source: WNR management

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WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

WNR Financial Projections – Segment EBITDA and Distributions to WNR

($ in millions)

Segment EBITDA and Distributions to WNR – Management Pricing

Segment EBITDA and Distributions to WNR – Historical Pricing


$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$--
($100)
2016E
2017E
2018E
2019E
2020E
$702
$755
$890
$913
$992
$77
$57
$42
$589
($79)
$109
$18
$65
$21
$43
$508
($9)
$102
$30
$73
$35
$45
$671
($66)
$3
$119
$42
$81
$48
$615
$116
$54
$89
$50
$678
($5)
$952
$60
$57
$42
$855
($73)
$995
$3
$115
$18
$65
$43
$742
$1,052
$80
$30
$73
$21
$45
$855
($52)
$1,100
$128
$42
$81
$35
$48
$793
($27)
$1,193
$133
$54
$89
$50
$862
Refining EBITDA
Retail EBITDA
Logistics EBITDA
WNRL LP Distributions
WNRL GP Distributions
NTI LP Distributions
Other

Source: WNR management

EVERCORE

50

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WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

WNR Financial Projections – Management Pricing

($ in millions)

- Set forth below are the WNR Financial Projections **assuming Management Pricing** as provided by WNR management on November 19, 2015

	For the Years Ending December 31,				
	2016E	2017E	2018E	2019E	2020E
Gallup Refinery					
Refining Capacity (Bblsd)	27,000	27,000	27,000	27,000	27,000
Utilization	*100.0%*	*94.0%*	*100.0%*	*100.0%*	*100.0%*
Daily Throughput Volumes (Bblsd)	27,000	25,250	27,000	27,000	27,000
Total Throughput Volumes (MBbls)	9,855	9,216	9,855	9,855	9,855
Gallup Gross Margin Per Barrel	$19.01	$19.35	$20.40	$20.40	$20.40
Gross Profit	$187	$178	$201	$201	$201
Less: Operating Expenses	(79)	(79)	(79)	(79)	(79)
Less: Turnaround Expense	--	(30)	--	--	--
Less: G&A	(5)	(5)	(5)	(5)	(5)
EBITDA	**$104**	**$65**	**$117**	**$117**	**$117**
Less: DD&A	(27)	(27)	(27)	(27)	(27)
Operating Income	**$76**	**$37**	**$90**	**$90**	**$90**
Plus: DD&A	27	27	27	27	27
EBITDA	**$104**	**$65**	**$117**	**$117**	**$117**
Less: Refining Capital Expenditures	(14)	(10)	(10)	(10)	(10)
Less: Discretionary Capital Expenditures	--	--	--	--	--
Less: Turnaround Capital Expenditures	--	(10)	--	--	--
Cash Flow	**$89**	**$45**	**$107**	**$107**	**$107**

Source: WNR management

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WNR Financial Projections – Management Pricing (cont’d) ($ in millions)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

El Paso Refinery

Refining Capacity (Bblsd) 136,000 136,000 136,000 136,000 136,000

Utilization 100.0% 95.0% 100.0% 96.0% 100.0%

Daily Throughput Volumes (Bblsd) 136,000 129,500 136,000 130,750 136,000 Total Throughput Volumes (MBbls) 49,640 47,268 49,640 47,724 49,640 El Paso Gross Margin per Barrel $14.66 $15.00 $16.05 $16.05 $16.05 Gross Profit $728 $709 $797 $766 $797 Less: Operating Expenses (217) (201) (217) (203) (211) Less: Turnaround Expense — (40) — (40) —Less: G&A (25) (25) (25) (25) (25)

EBITDA $485 $443 $554 $498 $561

Less: DD&A (50) (50) (50) (50) (50)

Operating Income $436 $393 $505 $449 $511

Plus: DD&A 50 50 50 50 50

EBITDA $485 $443 $554 $498 $561

Less: Refining Capital Expenditures (58) (50) (50) (50) (50) Less: Discretionary Capital Expenditures — — — — —Less: Turnaround Capital Expenditures — (20) — (20) —

Cash Flow $428 $373 $504 $428 $511

Retail

Fuel Volumes (million gallons) 364.0 367.6 371.3 375.0 378.8 Fuel Margin ($ / gallon) $0.20 $0.20 $0.20 $0.20 $0.20 Merchandise Sales $284 $290 $295 $301 $307

Merchandise Margin 28.5% 28.0% 28.0% 28.0% 28.0%

Cardlock Volumes (million gallons) 64.5 64.5 64.5 64.5 64.5 Cardlock Margin ($ / gallon) $0.19 $0.19 $0.19 $0.19 $0.19 Other Retail EBITDA $12 $12 $12 $12 $12

Gross Profit $178 $179 $181 $183 $186

Less: Operating Expenses (124) (124) (124) (124) (124) Less: G&A (12) (12) (12) (12) (12)

EBITDA $42 $43 $45 $48 $50

Less: DD&A (15) (15) (15) (15) (15)

Operating Income $28 $28 $31 $33 $36

Plus: DD&A 15 15 15 15 15

EBITDA $42 $43 $45 $48 $50

Less: Retail Capital Expenditures (16) (12) (12) (12) (12)

Cash Flow $26 $31 $33 $36 $38

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNR Financial Projections – Management Pricing (cont’d) ($ in millions)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E Logistics Assets(1)

Bobcat System

EBITDA $7 $15 $20 $25 $30 Growth Capital Expenditures — — — — —Maintenance Capital Expenditures (1) (2) (2) (2) (2)

Cash Flow $6 $14 $18 $23 $28

D&A $6 $7 $7 $7 $7 Memo: EBITDA Attributable to WNR $7 $15 $20 $5 $10 Memo: EBITDA Attributable to WNRL — — — 20 20

TexNew Mex Units

EBITDA $2 $6 $15 $16 $16 Growth Capital Expenditures — — — — —Sustaining Capital Expenditures — — — — —

Cash Flow $2 $6 $15 $16 $16

D&A $— $— $— $— $—Memo: EBITDA Attributable to WNR $2 $6 $15 $— $—Memo: EBITDA Attributable to WNRL — — — 16 16

Source: WNR management

(1)	Bobcat System and TexNew Mex Units to be dropped down to WNRL in Q1 2019E per WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential WNR Financial Projections – Management Pricing (cont’d) ($ in millions, except per share amounts)

For the Years Ending December 31, CAGR 2016E 2017E 2018E 2019E 2020E ‘16-‘20

Deconsolidated WNR Adjusted EBITDA $561 $562 $686 $670 $733 6.9% Plus: WNRL LP Distributions 57 65 73 81 89 Plus: WNRL GP Distributions 7 18 30 42 54 Plus: LP Distributions from NTI 77 109 102 119 116

Deconsolidated WNR Adjusted EBITDA Plus Distributions $702 $755 $890 $913 $992 9.0%

Less: Deconsolidated Interest Expense, Net (49) (49) (49) (47) (47) Less: Cash Taxes (199) (183) (248) (270) (273) Less: Maintenance Capital Expenditures (91) (80) (80) (78) (78) Less: Turnaround Capital Expenditures — (30) — (20) —Less: Discretionary Capital Expenditures (107) (160) (160) (160) (160)

Deconsolidated WNR Free Cash Flow $256 $253 $353 $338 $434 14.1%

Weighted Average Shares Outstanding 94.1 94.1 94.1 94.1 94.1

WNR Dividend Per Share $1.56 $1.72 $1.88 $2.04 $2.20 9.0% WNR Dividends Paid $147 $162 $177 $192 $207

Deconsolidated Cash $772 $788 $960 $1,385 $1,607 Deconsolidated Debt 884 878 873 868 863 Deconsolidated Net Debt $112 $90 ($87) ($517) ($744)

Debt / Adjusted EBITDA Plus Distributions 1.3x 1.2x 1.0x 1.0x 0.9x Net Debt / Adjusted EBITDA Plus Distributions 0.2x 0.1x NM NM NM

Subject to Change

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential WNR Financial Projections – Historical Pricing ($ in millions)

Set forth below are the WNR Financial Projections assuming 5-year (2010-2014) Historical Pricing as provided by WNR management on November 19, 2015

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Gallup Refinery

Refining Capacity (Bblsd) 27,000 27,000 27,000 27,000 27,000

Utilization 100.0% 94.0% 100.0% 100.0% 100.0%

Daily Throughput Volumes (Bblsd) 27,000 25,250 27,000 27,000 27,000 Total Throughput Volumes (MBbls) 9,855 9,216 9,855 9,855 9,855 Gallup Gross Margin per Barrel $21.32 $21.32 $21.32 $21.32 $21.32 Gross Profit $210 $197 $210 $210 $210 Less: Operating Expenses (79) (79) (79) (79) (79) Less: Turnaround Expense — (30) — — —Less: G&A (5) (5) (5) (5) (5)

EBITDA $126 $83 $126 $126 $126

Less: DD&A (27) (27) (27) (27) (27)

Operating Income $99 $56 $99 $99 $99

Plus: DD&A 27 27 27 27 27

EBITDA $126 $83 $126 $126 $126

Less: Refining Capital Expenditures (14) (10) (10) (10) (10) Less: Discretionary Capital Expenditures — — — — —Less: Turnaround Capital Expenditures — (10) — — —

Cash Flow $112 $63 $116 $116 $116

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNR Financial Projections – Historical Pricing (cont’d) ($ in millions)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

El Paso Refinery

Refining Capacity (Bblsd) 136,000 136,000 136,000 136,000 136,000

Utilization 100.0% 95.0% 100.0% 96.0% 100.0%

Daily Throughput Volumes (Bblsd) 136,000 129,500 136,000 130,750 136,000 Total Throughput Volumes (MBbls) 49,640 47,268 49,640 47,724 49,640 El Paso Gross Margin per Barrel $19.58 $19.58 $19.58 $19.58 $19.58 Gross Profit $972 $925 $972 $934 $972 Less: Operating Expenses (217) (201) (217) (203) (211) Less: Turnaround Expense — (40) — (40) —Less: G&A (25) (25) (25) (25) (25)

EBITDA $729 $659 $729 $667 $736

Less: DD&A (50) (50) (50) (50) (50)

Operating Income $680 $610 $680 $617 $686

Plus: DD&A 50 50 50 50 50

EBITDA $729 $659 $729 $667 $736

Less: Refining Capital Expenditures (58) (50) (50) (50) (50) Less: Discretionary Capital Expenditures — — — — —Less: Turnaround Capital Expenditures — (20) — (20) —

Cash Flow $672 $589 $679 $597 $686

Retail

Fuel Volumes (million gallons) 364.0 367.6 371.3 375.0 378.8 Fuel Margin ($ / gallon) $0.20 $0.20 $0.20 $0.20 $0.20 Merchandise Sales $284 $290 $295 $301 $307

Merchandise Margin 28.5% 28.0% 28.0% 28.0% 28.0%

Cardlock Volumes (million gallons) 64.5 64.5 64.5 64.5 64.5 Cardlock Margin ($ / gallon) $0.19 $0.19 $0.19 $0.19 $0.19 Other Retail EBITDA $12 $12 $12 $12 $12

Gross Profit $178 $179 $181 $183 $186

Less: Operating Expenses (124) (124) (124) (124) (124) Less: G&A (12) (12) (12) (12) (12)

EBITDA $42 $43 $45 $48 $50

Less: DD&A (15) (15) (15) (15) (15)

Operating Income $28 $28 $31 $33 $36

Plus: DD&A 15 15 15 15 15

EBITDA $42 $43 $45 $48 $50

Less: Retail Capital Expenditures (16) (12) (12) (12) (12)

Cash Flow $26 $31 $33 $36 $38

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNR Financial Projections – Historical Pricing (cont’d) ($ in millions)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E Logistics Assets(1)

Bobcat System

EBITDA $7 $15 $20 $25 $30 Growth Capital Expenditures — — — — —Maintenance Capital Expenditures (1) (2) (2) (2) (2)

Cash Flow $6 $14 $18 $23 $28

D&A $6 $7 $7 $7 $7 Memo: EBITDA Attributable to WNR $7 $15 $20 $5 $10 Memo: EBITDA Attributable to WNRL — — — 20 20

TexNew Mex Units

EBITDA $2 $6 $15 $16 $16 Growth Capital Expenditures — — — — —Sustaining Capital Expenditures — — — — —

Cash Flow $2 $6 $15 $16 $16

D&A $— $— $— $— $—Memo: EBITDA Attributable to WNR $2 $6 $15 $— $—Memo: EBITDA Attributable to WNRL — — — 16 16

Source: WNR management

(1) Bobcat System and TexNew Mex Units to be dropped down to WNRL in Q1 2019E per WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNR Financial Projections – Historical Pricing (cont’d) ($ in millions, except per share amounts)

For the Years Ending December 31, CAGR 2016E 2017E 2018E 2019E 2020E 16-‘20

Deconsolidated WNR Adjusted EBITDA $828 $797 $870 $848 $917 2.6% Plus: WNRL LP Distributions 57 65 73 81 89 Plus: WNRL GP Distributions 7 18 30 42 54 Plus: LP Distributions from NTI 60 115 80 128 133

Deconsolidated WNR Adjusted EBITDA Plus Distributions $952 $995 $1,052 $1,100 $1,193 5.8%

Less: Deconsolidated Interest Expense, Net (49) (48) (48) (46) (46) Less: Cash Taxes (291) (272) (308) (339) (348) Less: Maintenance Capital Expenditures (91) (80) (80) (78) (78) Less: Turnaround Capital Expenditures — (30) — (20) —Less: Discretionary Capital Expenditures (107) (160) (160) (160) (160)

Deconsolidated WNR Free Cash Flow $414 $405 $456 $457 $561 7.9%

Weighted Average Shares Outstanding 94.1 94.1 94.1 94.1 94.1

WNR Dividend Per Share $1.56 $1.72 $1.88 $2.04 $2.20 9.0% WNR Dividends Paid $147 $162 $177 $192 $207

Deconsolidated Cash $929 $1,097 $1,371 $1,914 $2,263 Deconsolidated Debt 884 878 873 868 863 Deconsolidated Net Debt ($45) ($219) ($498) ($1,046) ($1,400)

Debt / Adjusted EBITDA Plus Distributions 0.9x 0.9x 0.8x 0.8x 0.7x Net Debt / Adjusted EBITDA Plus Distributions NM NM NM NM NM

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

Overview of WNRL’s Logistics Segment

Summary Overview Logistics Assets Map

WNRL’s logistics segment consists of assets supporting WNR’s El

Paso and Gallup refineries, in addition to third parties

– Primarily located in the Delaware Basin and in the Four Corners area of northwestern New Mexico Assets consist of the following:

– Approximately 670 miles of pipeline

– Crude oil storage tanks with a combined active shell storage capacity of 620,000 barrels

– Truck loading and unloading locations

– Pump stations

Acquired the remaining interest in the TexNew Mex (“TNM”)

Pipeline and a storage tank on October 30, 2015

– 16-inch crude oil transmission pipeline

– Approximately 370 miles of pipeline with capacity of 75,000 WNRL Crude Oil Pipelines

Bpd TexNew Mex Pipeline

– 80,000 barrel capacity crude oil storage tank Storage Tank

– Operates pursuant to an 80,000 barrel minimum volume commitment with WNR

– Located at the initiation point of the TNM Pipeline, serving as a surge tank with the ability to serve either WNR’s Gallup refinery or the TNM Pipeline

Source: Public filings

WNR and WNRL Situation Analysis *Preliminary Draft – Confidential*

Overview of WNRL's Wholesale Operations

Summary Overview

- Distribution channel for diesel, gasoline, jet fuel, kerosene, lubricants and other industrial petroleum products
  - Includes lubricant and bulk petroleum distribution plants, unmanned fleet fueling operations and a fleet of crude oil and fuel trucks and lubricant delivery trucks
- Purchases petroleum fuels and lubricants primarily from WNR's refineries and from third-party suppliers
- Principal customers are retail fuel distributors and the mining, construction, utility, manufacturing, transportation, aviation and agricultural industries
- In the Southwest, competes with wholesale petroleum products distributors such as Pro Petroleum, Inc., Southern Counties Fuels Holdings Ltd., Synergy Petroleum, LLC, SoCo Group, Inc., C&R Distributing, Inc. and Brewer Petroleum Services, Inc.
- On the East Coast, competes with wholesale petroleum products distributors such as Shell Oil Company, BP Oil, CITGO Petroleum Corporation, Valero Energy Corporation and Exxon Mobil Corporation

Map of Wholesale Operations


WNR Refineries
Wholesale Operations
San Juan Basin
Permian Basin

WNRL Logistics and Wholesale Revenue Mix[(1)]


Third Party
$2.1 million
2%
Affiliate
$110.1 million
98%


Affiliate
$489.5 million
26%
Third Party
$1,414.6 million
74%

Total Logistics Revenue[(1)]: $112.2 million

Total Wholesale Revenue[(1)]: $1,904.2 million

Source: Public filings
(1) For the nine months ended September 30, 2015

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WNRL Summary Market Data

($ in millions, except per unit amounts)

Market Capitalization

As of November 25, 2015	
Total Units Outstanding	47.3
Common Unit Price	$23.66
Total Equity Value	$1,118.1
Plus: Net Debt	398.6
Plus: Minority Interest	--
Enterprise Value	$1,516.7

	WNRL Financial Projections		IBES Data	
	Metric	Yield/ Multiple	Metric	Yield/ Multiple
Distribution Yield				
Current	$1.53	6.5%	$1.53	6.5%
2016E	1.75	7.4%	1.75	7.4%
2017E	1.99	8.4%	1.99	8.4%
EV/EBITDA				
2015E	NA	NA	$112.8	13.4x
2016E	$141.0	10.8x	168.3	9.0
2017E	155.0	9.8	215.7	7.0

Balance Sheet and Credit Data

As of September 30, 2015[(1)]	
Cash and Marketable Securities	$46.4
Short-Term Debt	--
Long-Term Debt	445.0
Total Debt	$445.0
Net Debt	$398.6
Plus: Minority Interest	--
Plus: Partners' Capital	(28.1)
Net Book Capitalization	$370.6
Revolver Availability / Total Revolver Capacity	$154.3 / $300.0
Net Debt / Net Book Cap	107.6%
Net Debt / 2015E EBITDA	3.5x
Net Debt / 2016E EBITDA	2.4
Current Ratings (Senior Unsecured):	
Moody's	B1
S&P	B

Unit Price and Distribution Information


$50.00
$40.00
$30.00
$20.00
$10.00
$--
Unit Price
$2.00
$1.50
$1.00
$0.50
$--
Distribution Per Unit
10/10/13
3/14/14
8/16/14
1/18/15
6/22/15
11/25/15
Distribution Per Unit
WNRL Price

General Partner Incentive Distribution Rights

Quarterly Distribution per LP Unit	$0.3825

% to LP	% to GP	LP Quarterly Distribution Range		Quarterly Distribution Within Range	Quarterly Distribution to GP per LP Unit	Total LP Units Outstanding	Total Quarterly Distribution to LPs	Total Quarterly Distribution to GP	Total Annual Distribution to LPs	Total Annual Distribution to GP
100.0%	0.0%	$0.0000	$0.3306	$0.3306	$0.0000	47.3	$15.6	$--	$62.5	$--
85.0%	15.0%	0.3306	0.3594	0.0288	0.0051	47.3	1.4	0.2	5.4	1.0
75.0%	25.0%	0.3594	0.4313	0.0231	0.0077	47.3	1.1	0.4	4.4	1.5
50.0%	50.0%	0.4313		--	--	47.3	--	--	--	--
							$18.1	$0.6	$72.3	$2.4

% of Total Distributions to the GP	3.2%
% of Total Distributions to the IDRs	3.2%

Source: Public filings and FactSet
(1) Pro forma for the acquisition of the TexNew Mex Pipeline from WNR

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Preliminary Draft – Confidential

Wall Street Research

($ in millions, except per unit amounts)

Current Research Analyst Recommendations

Firm	Analyst	Date	Recommendation	Target Price
Deutsche Bank	Kristina Kazarian	11/16/15	Hold	$25.00
Barclays	Brian Zarahn	11/09/15	Overweight	33.00
Wells Fargo	Michael Blum	11/05/15	Outperform	-
Goldman Sachs	Steven Sherowski	11/04/15	Buy	30.00
Credit Suisse	Bhavesh Lodaya	11/04/15	Neutral	33.00

Median:	**$31.50**
Mean:	**30.25**
Low:	**25.00**
High:	**33.00**


Hold (2) 40.0%
Buy (3) 60.0%

Distribution Per Unit Estimates


$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$--
$1.75
$1.76
$1.75
$1.72
$1.75
$1.75
$1.75
$1.97
$2.05
$1.99
$2.00
$1.96
$1.99
$1.99
2016E
2017E

EBITDA Estimates


$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$--
$112.4
$111.0
$112.4
$115.0
$112.8
$185.9
$153.0
$168.3
$165.0
$168.3
$141.0
$220.1
$214.0
$229.8
$188.0
$215.7
$155.0
2015E
2016E
2017E

Deutsche Bank | Barclays | Wells Fargo | Goldman Sachs | Credit Suisse | I/B/E/S Consensus | WNRL Projections

Source: Bloomberg, Wall Street Research

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Wall Street Research Analyst Commentary

"Key earnings takeaways are $180mm TexNew Mex crude pipe drop closed and modestly lower-than expected 3Q results from wholesale segment more than offsetting solid crude pipe volume growth. ***While lower crude prices are a headwind for the midstream industry, WNRL posted QoQ crude pipe volume growth on both Delaware Basin and Four Corners systems. Combining diverse asset mix of crude pipes, storage and fuels distribution, organic projects and future drop downs on a relatively small EBITDA base, WNRL looks well positioned to meet our 17% distribution CAGR estimate (2015-18).*** *We fine-tune our price target to $33 from $35, reflecting higher cost of capital from MLP sector sell-off."*

–Barclays, Brian Zarahn;
November 9, 2015

"During the quarter, WNR made a bid to acquire the remaining 62% interest in NTI not currently owned. For WNRL, the implication would be additional midstream assets available for dropdown (already reflected in our model). *We are lowering our 2015 and 2016 DCF/unit estimates to $1.70 and $2.37, respectively, from $1.78 and $2.46 to reflect Q3 results and our revised assumptions for the size of expected dropdowns in 2016. We maintain our Outperform rating given the partnership's enviable footprint in the Delaware Basin and visible growth trajectory, underpinned by low risk fee-based cash flows…* ***We believe WNRL is poised to deliver an attractive total return driven by visible distribution growth potential supported by Permian drilling activity and dropdown acquisitions. We forecast a 5-year distribution CAGR of ~11% predicated on increasing utilization of existing assets and ~$1.2B of aggregate dropdown acquisitions and expansion capex in 2015-20. Approx. 80% of WNRL's distribution is tax deferred."***

–Wells Fargo, Michael Blum;
November 5, 2015

Source: Wall Street Research

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Rating Agency Commentary

"Moody's views WNRL's stand-alone credit profile as more consistent with a B2 Corporate Family Rating (CFR), reflecting its stable cash flows from long-term, fee-based contracts with minimum volume commitments, and its potential growth trajectory, but restrained by its small scale of operations with limited third-party revenue, short track record as an MLP with its portfolio of assets, and high distributions associated with its MLP structure. ***The assigned B1 CFR reflects a one-notch uplift due to its strategic importance to WNR, as the MLP will provide WNR with critical infrastructure and a coordinated growth strategy. Additionally, WNR's support is reflected in its significant ownership stake in WNRL…*** *We estimate WNRL's financial leverage, pro forma for the acquisition closed in September 2014, to be below 4x and improving further in 2015, driven by some EBITDA growth. Along with growing EBITDA, we also expect WNRL to increase distributions.* ***WNRL's cost of capital could also be burdened by its incentive distribution rights (IDRs), as the partnership reaches the "high splits" level at some point in the future. WNRL's high payouts eliminate free cash flow that would otherwise be available to fund growth capital, acquisitions, or to reduce debt."***

–Amol Joshi, Moody's
February 4, 2015
Credit Rating: B1

"The partnership's "vulnerable" business risk profile reflects its limited operating history, small scale and narrow geographic footprint, and reliance on its general partner, Western Refining, for most of its revenue. WNRL's "significant" financial risk profile reflects expected debt to EBITDA in the low 3x area and the master limited partnership (MLP) structure, which incentivizes the partnership to pay out most of its free cash flow (after maintenance-related capital spending) to unitholders and relies on the capital markets to fund its growth strategy… WNRL's short track record as an MLP, as well as its size, scale, and geographic diversity, limits the current rating because we view the partnership as somewhat weaker than many of its midstream peers in the 'B' rating category. *The partnership's asset footprint is limited to the Delaware Basin in West Texas and southern New Mexico and the Four Corners area in northwestern New Mexico; our 2015 estimate for EBITDA of about $120 million to $130 million is among the smaller MLPs that we rate."*

–Michael Grande, Standard & Poor's
February 2, 2015
Credit Rating: B

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WNR and WNRL Situation Analysis *Preliminary Draft – Confidential*

WNRL Financial Projections – Assumptions

- Assumed purchase of Bobcat Phase I in 2019E from WNR for total consideration of $180.0 million, implying a 9.0x EBITDA multiple
  - WNRL financing as follows:

WNRL Financing Mix	$MM	%
Equity Issuance to Public	$90.0	50.0%
New Senior Unsecured 7.0 % Notes	54.0	30.0%
Revolving Credit Facility	18.0	10.0%
Balance Sheet Cash	18.0	10.0%

- Assumed purchase of TexNew Mex Phase II in 2019E from WNR for total consideration of $144.0 million, implying a 9.0x EBITDA multiple
  - 100.0% financed with new Senior Unsecured 7.0% Notes
- Fully diluted units outstanding for YE 2015E calculated as:
  - 47,327,748 YE 2015E basic units outstanding plus 272,872 restricted stock units
  - No further dilutive securities are issued and the number of dilutive securities remains constant throughout the projection period
  - Dilutive securities receive LP distributions per WNR management

Source: WNR management

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WNRL Financial Projections ($ in millions, except per unit amounts)

Set forth below are the WNRL Financial Projections as provided by WNR management on November 19, 2015

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E Mainline Movements

Permian / Delaware Basin Fees

Volumes (bpd) 45,000 50,000 50,000 50,000 50,000 $/bbl fee $1.30 $1.36 $1.42 $1.49 $1.56

Permian / Delaware Basin Fees Gross Profit $21 $25 $26 $27 $29

Four Corners

Volumes (bpd) 51,500 51,500 51,500 51,500 51,500 $/bbl fee $1.02 $1.07 $1.12 $1.17 $1.23

Four Corners Gross Profit $19 $20 $21 $22 $23

TexNew Mex

Volumes (bpd) 14,126 17,609 24,875 24,875 24,875 $/bbl fee $6.65 $6.96 $7.29 $7.63 $7.99 Permian / Delaware Basin Fee Revenue $34 $45 $66 $69 $73 Less: WNR TexNew Mex Units (2) (6) (15) (16) (16)

TexNew Mex Gross Profit $33 $39 $51 $53 $57 Gathering

Permian / Delaware Basin Fees

Volumes (bpd) 24,000 24,000 24,000 24,000 24,000 $/bbl fee $0.53 $0.56 $0.58 $0.61 $0.64

Permian / Delaware Basin Fees Gross Profit $5 $5 $5 $5 $6

Four Corners

Volumes (bpd) 13,000 13,000 13,000 13,000 13,000 $/bbl fee $0.53 $0.56 $0.58 $0.61 $0.64

Four Corners Gross Profit $3 $3 $3 $3 $3

Pipeline Tank Storage

Volumes (bbl) 7,497,600 7,497,600 7,497,600 7,497,600 7,497,600 $/bbl fee $0.52 $0.53 $0.54 $0.55 $0.56

Pipeline Tank Storage Gross Profit $4 $4 $4 $4 $4

Pipeline & Gathering Organic Growth $6 $6 $13 $14 $14

Pipeline & Gathering Gross Profit $91 $101 $123 $128 $135

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNRL Financial Projections (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E Terminaling, Transportation and Storage

Crude Blendstock, Refined Product Storage

Volumes (Bbl) 82,583,568 82,583,568 82,583,568 82,583,568 82,583,568 $/Bbl fee $0.54 $0.55 $0.56 $0.57 $0.58

Crude, Blendstock, Refined Product Storage Gross Profit $44 $45 $46 $47 $48

Shipments In & Out of Storage

Volumes (Bbl) 410,000 410,000 410,000 410,000 410,000 $/Bbl fee $0.15 $0.15 $0.16 $0.16 $0.16

Shipments In & Out of Storage Gross Profit $23 $23 $24 $24 $25

Additive & Blending Service

Volumes (Bbl) 233,280 233,280 233,280 233,280 233,280 $/Bbl fee $0.13 $0.13 $0.13 $0.13 $0.14

Additive & Blending Service Gross Profit $11 $11 $11 $11 $12

Asphalt Storage

Volumes (Bbl) 5,681,640 5,681,640 5,681,640 5,681,640 5,681,640 $/Bbl fee $0.81 $0.82 $0.84 $0.86 $0.88

Asphalt Storage Gross Profit $5 $5 $5 $5 $5

Shipments In & Out of Asphalt Storage

Volumes (Bbl) 16,955 16,955 16,955 16,955 16,955 $/Bbl fee $0.97 $0.99 $1.01 $1.03 $1.05

Shipments In & Out of Asphalt Storage Gross Profit $6 $6 $6 $6 $7

Asphalt Processing & Blending

Volumes (Bbl) 4,746 4,746 4,746 4,746 4,746 $/Bbl fee $4.77 $4.87 $4.97 $5.07 $5.17

Asphalt Processing & Blending Gross Profit $8 $8 $9 $9 $9 Terminaling, Transportation and Storage Organic Growth $3 $3 $3 $3 $3 Terminaling, Transportation and Storage Gross Profit $100 $102 $104 $106 $108

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNRL Financial Projections (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Marketing and Distribution

Fuel Volumes (thousand gallons) 1,231,830 1,256,466 1,278,094 1,303,656 1,329,729 Fuel Margin ($/gallon) $0.04 $0.04 $0.04 $0.04 $0.04

Fuel Gross Profit $43 $44 $45 $46 $47

Lubricant Volumes (thousand gallons) 12,628 12,628 12,628 12,628 12,628 Lubricant Margin ($/gallon) $0.78 $0.78 $0.78 $0.78 $0.78

Lubricant Gross Profit $10 $10 $10 $10 $10

Crude Trucking (Bpd) 52,000 52,000 52,000 52,000 52,000 Crude Trucking ($/Bbl) $2.51 $2.51 $2.51 $2.51 $2.51

Crude Trucking Gross Profit $48 $48 $48 $48 $48 Product Trucking Revenue $40 $40 $40 $40 $40 Marketing & Distribution Gross Profit $140 $141 $142 $143 $144

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNRL Financial Projections (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31, CAGR 2016E 2017E 2018E 2019E 2020E ‘16-‘20

Distributable Cash Flow

Adjusted EBITDA $141 $155 $179 $222 $231 13.1% Less: Interest Expense, net (25) (25) (25) (37) (39) Less: Maintenance Capital Expenditures (41) (16) (16) (18) (18)

Distributable Cash Flow $75 $114 $138 $167 $174 23.4%

Distributed Cash Flow

Common Units $83 $95 $106 $122 $134 Total LP Distribution $83 $95 $106 $122 $134 GP 7 18 30 42 54

Distributed Cash Flow $90 $113 $136 $164 $188 20.2%

% to GP 7.8% 15.9% 22.1% 25.6% 28.7%

GP IDRs $7.0 $18.0 $30.0 $42.0 $54.0

Weighted Average LP Units Outstanding 47.6 47.6 47.6 49.3 49.3

DCF / LP Unit $1.58 $2.39 $2.90 $3.38 $3.53 22.3%

Distribution / LP Unit $1.75 $1.99 $2.23 $2.47 $2.71 11.6%

LP Coverage 0.91x 1.20x 1.30x 1.37x 1.30x Total Coverage 0.83x 1.01x 1.02x 1.02x 0.93x Distributable Cash Flow Surplus / (Shortfall) ($15.0) $1.0 $2.0 $3.0 ($14.0)

Credit Metrics

Debt / Adjusted EBITDA 3.2x 2.9x 2.5x 3.0x 2.9x Net Debt / Adjusted EBITDA 3.0 2.7 2.4 2.9 2.9

Capital Structure

Cash $19 $20 $22 $7 $—Total Debt 445 445 445 661 668 Net Debt $426 $425 $423 $654 $668

Subject to Change

Source: WNR management

V. Indicative Valuation of the Proposed Consideration

Evercore

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Summary

Implied Current Trading	
Cash	$17.50
+ Value of 0.2266 WNR Shares(1)	10.24
Total	**$27.74**

Give

Preliminary Implied Value of NTI Stand Alone

Methodology	NTI Unit Implied Value Range		
Management Pricing			
DCF	$24.78	-	$30.40
Precedent Transactions	16.82	-	25.97
Peer Group Trading - By Segment	19.54	-	26.61
Peer Group Trading - Total EBITDA	18.93	-	28.50
Merger Premiums Paid - MLP Buy-Ins	10.04	-	37.95
Merger Premiums Paid - Refining Transactions	23.26	-	36.48
Historical Pricing			
DCF	$26.64	-	$33.26
Precedent Transactions	16.82	-	22.66
Peer Group Trading - By Segment	17.09	-	27.63
Peer Group Trading - Total EBITDA	16.23	-	29.69
Merger Premiums Paid - MLP Buy-Ins	10.04	-	37.95
Merger Premiums Paid - Refining Transactions	23.26	-	36.48

Get

Implied Value of WNR Pro Forma

Methodology	WNR Share Price Range			Implied Total Value to NTI Unitholders		
Management Pricing						
DCF	$56.41	-	$76.18	$30.28	-	$34.76
Precedent Transactions	26.59	-	60.67	23.52	-	31.25
Peer Group Trading	44.71	-	63.15	27.63	-	31.81
Historical Pricing						
DCF	$68.53	-	$93.34	$33.03	-	$38.65
Precedent Transactions	27.19	-	74.77	23.66	-	34.44
Peer Group Trading	55.99	-	79.46	30.19	-	35.51

11/25/15 NTI Unit Price: $26.88

(1) Based on November 25, 2015 WNR closing share price of $45.17

Evercore 70 Northern Tier

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Summary Valuation Analysis – NTI Unit



Discounted Cash Flow
Precedent Transactions
Peer Group Trading
By Segment
Refining/Variable Distribution MLPs
Premiums Paid Analysis
MLP Buy-Ins
Refining Transactions
Management Pricing
Historical Pricing
Current NTI Unit Price of $26.88(1)
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$ -
$30.40
$24.78
$33.26
$26.64
$25.97
$16.82
$22.66
$16.82
$26.61
$19.54
$27.63
$17.09
$28.50
$18.93
$29.69
$16.23
$37.95
$10.04
$37.95
$10.04
$36.48
$23.26
$36.48
$23.26
9.0% - 10.0% WACC
2020E EBITDA Exit Multiple of 5.5x - 6.5x
Perpetuity Growth Rate of 1.00% - 1.50%
2016E: Refining EBITDA at 6.0x - 7.5x Logistics EBITDA at 9.0x - 11.0x Retail EBITDA at 9.0x - 11.0x Corporate Costs EBITDA at 6.5x - 8.0x
NTI Complexity Barrels at $1,300 - $1,700 Complexity Barrel Multiple
2016E: Refining EBITDA at 5.0x - 6.0x Logistics EBITDA at 8.0x - 11.0x Retail EBITDA at 10.0x - 12.0x Corporate Costs EBITDA at 5.5x - 7.0x
2017E: Refining EBITDA at 5.0x - 6.0x Logistics EBITDA at 7.0x - 9.0x Retail EBITDA at 9.0x - 11.0x Corporate Costs EBITDA at 5.5x - 7.0x
2016E EBITDA at 5.5x - 7.0x
2017E EBITDA at 5.5x - 7.0x
Median 1-Day Premium: 17.5%
Median 5-Day Premium: 17.2%
Median 30-Day Premium: 17.7%
Median 52-Week High Premium: (10.5%)
Median 1-Day Premium: 8.0%
Median 5-Day Premium: 7.9%
Median 30-Day Premium: 38.5%
Median 52-Week High Premium: (3.5%)

(1) As of November 25, 2015

EVERCORE 71 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Summary Valuation Analysis – $17.50 in Cash and 0.2266 WNR Shares per NTI Unit



Discounted Cash Flow
Precedent Transactions
Peer Group Trading
Indicative Value of Proposed Consideration
Management Pricing
Historical Pricing
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$34.76
$30.28
$38.65
$33.03
$31.25
$23.52
$34.44
$23.66
$31.81
$27.63
$35.51
$30.19
$32.00
$29.00
9.0% - 10.0% WACC
2020E EBITDA Exit Multiple of 5.5x - 6.5x
Perpetuity Growth Rate of 1.00% - 1.50%
WNRL Units at $21.00 - $26.00 per Unit WNRL GP at $250.0 Million - $450.0 Million
2016E Refining EBITDA at 6.0x - 7.5x 2016E Logistics EBITDA at 9.0x - 11.0x 2016E Retail EBITDA at 9.0x - 11.0x
WNR Complexity Barrels at $1,300 - $1,700 Complexity Barrel Multiple
Corporate Costs EBITDA at 6.5x - 8.0x
WNRL Units at $21.00 - $26.00 per Unit WNRL GP at $250.0 Million - $450.0 Million
2016E EBITDA at 5.5x - 7.0x
2017E EBITDA at 5.5x - 7.0x
WNRL Units at $21.00 - $26.00 per Unit WNRL GP at $250.0 Million - $450.0 Million

EVERCORE 72 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Summary Valuation Analysis – NTI Unit



Discounted Cash Flow
Precedent Transactions
Peer Group Trading
By Segment
Refining/Variable Distribution MLPs
Premiums Paid Analysis
MLP Buy-Ins
Refining Transactions
Management Pricing
Historical Pricing
Indicative Valuation of Proposed Consideration
Current NTI Unit Price of $26.88(1)
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$ -
$30.40
$24.78
$33.26
$26.64
$25.97
$16.82
$22.66
$16.82
$26.61
$19.54
$27.63
$17.09
$28.50
$18.93
$29.69
$16.23
$37.95
$10.04
$37.95
$10.04
$36.48
$23.26
$36.48
$23.26
$32.00
$29.00

(1) As of November 25, 2015

EVERCORE 73 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Valuation Methodologies

- In valuing the WNR shares comprising part of the Proposed Consideration, Evercore utilized the following analytical approaches and methodologies:

Methodology		Description	Assumptions
DCF	Discounted Cash Flow Analysis	▪ Values WNR based on the concepts of the time value of money ▪ Utilizing the WNR Financial Projections, Evercore: – Calculated terminal values based on a range of multiples of EBITDA derived from precedent transactions as well as assumed perpetuity growth rates – Utilized varying WACC discount rates to derive after-tax valuation ranges for WNR	▪ Cash taxes per WNR Financial Projections ▪ EBITDA exit multiple of 5.5x to 6.5x and a perpetuity growth rate of 1.0% to 1.5% ▪ For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures ▪ WACC based on CAPM as set forth in the Appendix ▪ Tax rate of 35.0% ▪ Discounted the projected cash flows to January 1, 2016
DCF	Discounted Distribution Analysis	▪ Valuation based on the present value of the future LP and GP cash distributions to WNR from WNRL	▪ Projected LP and GP distributions from WNRL ▪ Terminal exit yield range of 5.5% to 7.5% for LP cash flows ▪ Terminal GP cash flow multiple of 15.0x to 20.0x ▪ Cost of equity based on CAPM and total expected market return as set forth in the Appendix
Precedent M&A Transactions Analysis: Sum of the Parts		▪ Values WNR based on values paid in recent transactions involving assets similar to each of WNR's refining, logistics and retail businesses ▪ Values WNRL LP interest based on precedent transactions involving assets similar to those owned by WNRL ▪ Values WNR's WNRL GP interest based on precedent transactions for general partners	▪ Enterprise value / EBITDA multiple applied to 2016E EBITDA for WNR and discounted capital expenditures at a 9.5% cost of capital ▪ Enterprise value / EBITDA multiple applied to 2016E EBITDA for WNRL and discounted capital expenditures at a 8.0% cost of capital ▪ GP cash flow multiple based on precedent transactions
Peer Group Trading Analysis		▪ Valuation based on multiples of enterprise value / relevant EBITDA for comparable publicly-traded entities with similar assets to WNR ▪ Valuation based on multiples of enterprise value / relevant EBITDA for publicly-traded crude oil and refined product MLPs ▪ Values GP cash flows based on GP cash flow multiples of publicly-traded general partners	▪ Enterprise value / EBITDA multiples applied to 2016E and 2017E EBITDA for WNR ▪ Enterprise value / EBITDA multiples applied to 2016E and 2017E EBITDA for WNRL ▪ Enterprise value / GP only distributions applied to 2016E and 2017E GP distributions

EVERCORE 74 NORTHERN TIER

Indicative Valuation of the Proposed Consideration Preliminary Draft – Confidential DCF Analysis – Assumptions

Evercore utilized a DCF Analysis based on the following assumptions:

– Effective date of January 1, 2016

– EBITDA and capital expenditures through December 31, 2020E per the WNR Financials Projections as reviewed herein

– Cash taxes per WNR Financial Projections

– Midpoint discount rate of 9.5% utilizing a weighted average cost of capital based on the Capital Asset Pricing Model as detailed in the Appendix

– Terminal value based on both: (i) a 5.5x to 6.5x EBITDA exit multiple and (ii) a 1.0% to 1.5% perpetuity growth rate

Indicative Valuation of the Proposed Consideration Preliminary Draft – Confidential

DCF Analysis – Management Pricing ($ in millions, except per unit amounts)

Summary Results

Terminal Value

For the Years Ending December 31, EBITDA Perpetuity 2016E 2017E 2018E 2019E 2020E Exit Multiple Growth Rate

EBITDA—Deconsolidated Pro Forma WNR Assets $912.0 $949.0 $1,045.0 $1,059.0 $1,114.0 $1,114.0 $1,114.0 Less: Tax Depreciation and Amortization(1) (292.0) (594.7) (473.6) (304.7) (339.7) (102.0) EBIT $620.0 $354.3 $571.4 $754.3 $774.3 $1,012.0 Less: Cash Taxes per WNR Financial Projections (217.0) (124.0) (200.0) (264.0) (271.0) (354.2) EBIAT $403.0 $230.3 $371.4 $490.3 $503.3 $657.8 Plus: Tax Depreciation and Amortization 292.0 594.7 473.6 304.7 339.7 102.0 Plus: Cash Proceeds from Logistics Asset Drop Downs 370.0 — — 324.0 — —Less: Cash Turnaround Expense (57.0) (55.0) (53.0) (22.0) (30.0) (30.0) Less: Maintenance Capital Expenditures (140.0) (103.0) (103.0) (101.0) (102.0) (102.0) Less: Growth Capital Expenditures (138.0) (191.0) (180.0) (161.0) (161.0) —Unlevered Free Cash Flow $730.0 $476.0 $509.0 $835.0 $550.0 $627.8 EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25% Terminal Value $6,684.0 $7,704.8 PV of Terminal Value @ 9.5% $4,245.9—$4,894.3 Plus: PV of Unlevered Free Cash Flow @ 9.5% 2,492.1 Plus: PV of 0.5x 2019E NOL Tax Benefit @ 9.5% —Implied Enterprise Value—Deconsolidated Pro Forma WNR Assets $6,737.9—$7,386.4 Plus: Implied Equity Value of Interest in WNRL LP 650.0—800.0 Plus: Implied Equity Value of WNRL GP 250.0—450.0 Implied Enterprise Value—Deconsolidated Pro Forma WNR $7,637.9 $8,636.4 Less: Projected Debt Outstanding as of January 1, 2016 ($1,788.0) Plus: Projected Cash as of January 1, 2016 667.0 Implied Equity Value $6,516.9—$7,515.4 Shares Outstanding (2) 107.2

Implied WNR Value per Share $60.77—$70.08 x 0.2266x per NTI Unit $13.77—$15.88

+ $17.50 per NTI Unit $17.50—$17.50

Implied Value per NTI Unit $31.27—$33.38

Sensitivity Analyses

EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity EBITDA Multiple Perpetuity Growth Rate $31.3 5.0x 5.5x 6.0x 6.5x 7.0x $33.4 0.75% 1.00% 1.25% 1.50% 1.75% 8.5% $30.24 $31.02 $31.80 $32.59 $33.37 8.5% $34.62 $35.03 $35.47 $35.94 $36.45

CC 9.0% 30.00 30.77 31.53 32.30 33.06 CC 9.0% 33.62 33.98 34.36 34.76 35.19 A 9.5% 29.77 30.52 31.27 32.02 32.77 A 9.5% 32.74 33.05 33.38 33.73 34.10 W 10.0% 29.55 30.28 31.01 31.74 32.47 W 10.0% 31.95 32.23 32.51 32.82 33.14

10.5% 29.33 30.05 30.76 31.48 32.19 10.5% 31.25 31.49 31.74 32.01 32.29

(1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity

(2) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2266x exchange ratio

Indicative Valuation of the Proposed Consideration Preliminary Draft – Confidential

DCF Analysis – Historical Pricing ($ in millions, except per unit amounts)

Summary Results

Terminal Value

For the Years Ending December 31, EBITDA Perpetuity 2016E 2017E 2018E 2019E 2020E Exit Multiple Growth Rate

EBITDA—Deconsolidated Pro Forma WNR Assets $1,132.0 $1,199.0 $1,169.0 $1,261.0 $1,344.0 $1,344.0 $1,344.0 Less: Tax Depreciation and Amortization(1) (280.6) (579.0) (463.3) (292.4) (326.9) (102.0) EBIT $851.4 $620.0 $705.7 $968.6 $1,017.1 $1,242.0 Less: Cash Taxes per WNR Financial Projections (298.0) (217.0) (247.0) (339.0) (356.0) (434.7) EBIAT $553.4 $403.0 $458.7 $629.6 $661.1 $807.3 Plus: Tax Depreciation and Amortization 280.6 579.0 463.3 292.4 326.9 102.0 Plus: Cash Proceeds from Logistics Asset Drop Downs 370.0 — — 324.0 — —Less: Cash Turnaround Expense (57.0) (55.0) (53.0) (22.0) (30.0) (30.0) Less: Maintenance Capital Expenditures (140.0) (103.0) (103.0) (101.0) (102.0) (102.0) Less: Growth Capital Expenditures (138.0) (191.0) (180.0) (161.0) (161.0) —Unlevered Free Cash Flow $869.0 $633.0 $586.0 $962.0 $695.0 $777.3 EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25% Terminal Value $8,064.0 $9,539.6 PV of Terminal Value @ 9.5% $5,122.5—$6,059.8 Plus: PV of Unlevered Free Cash Flow @ 9.5% 3,012.1 Plus: PV of 0.5x 2019E NOL Tax Benefit @ 9.5% —Implied Enterprise Value—Deconsolidated Pro Forma WNR Assets $8,134.6—$9,071.9 Plus: Implied Equity Value of Interest in WNRL LP 650.0—800.0 Plus: Implied Equity Value of WNRL GP 250.0—450.0 Implied Enterprise Value—Deconsolidated Pro Forma WNR $9,034.6 $10,321.9 Less: Projected Debt Outstanding as of January 1, 2016 ($1,788.0) Plus: Projected Cash as of January 1, 2016 667.0 Implied Equity Value $7,913.6—$9,200.9 Shares Outstanding (2) 107.2

Implied WNR Value per Share $73.79—$85.79 x 0.2266x per NTI Unit $16.72—$19.44

+ $17.50 per NTI Unit $17.50—$17.50

Implied Value per NTI Unit $34.22—$36.94

Sensitivity Analyses

EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity EBITDA Multiple Perpetuity Growth Rate $34.2 5.0x 5.5x 6.0x 6.5x 7.0x $36.9 0.75% 1.00% 1.25% 1.50% 1.75% 8.5% $32.98 $33.92 $34.87 $35.81 $36.75 8.5% $38.47 $38.98 $39.53 $40.11 $40.74

CC 9.0% 32.69 33.62 34.54 35.46 36.38 CC 9.0% 37.24 37.68 38.15 38.65 39.19 A 9.5% 32.42 33.32 34.22 35.12 36.02 A 9.5% 36.15 36.53 36.94 37.37 37.83 W 10.0% 32.15 33.03 33.91 34.79 35.67 W 10.0% 35.18 35.52 35.87 36.25 36.65

10.5% 31.88 32.75 33.61 34.47 35.33 10.5% 34.31 34.60 34.92 35.25 35.60

(1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity

(2) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2266x exchange ratio

Indicative Valuation of the Proposed Consideration Preliminary Draft – Confidential Precedent M&A Transactions ($ in millions)

Corporate Refining Transactions

Date Transaction Barrels per Day Nelson Barrels per Day EBITDA $/Bpd of Announced Acquiror Target Value of Capacity Complexity of Complexity Multiple Complexity

2/16/2012 Icahn Partners CVR Energy $3,531 185,000 11.5 2,127,500 5.3x $1,659.6 2/22/2011 Holly Frontier 2,749 187,000.0 11.0 2,057,000 5.8 1,336.3 8/28/2006 Western Refining Giant Industries 1,325 99,000 10.5 1,036,410 9.0 1,278.4 4/25/2005 Valero Premcor 7,588 790,000 9.7 7,629,030 7.2 994.6

Mean 6.8x $1,317.2 Median 6.5 1,307.4

Refining Asset Transactions

Date Transaction Capacity Nelson EBITDA $/Bpd of Announced Buyer Seller Value Asset (MBpd) Complexity Multiple Complexity

9/30/2015 PBF Energy Inc. ExxonMobil $538 Torrance refinery in California 155.0 14.9 1.5x $232.7 6/18/2015 PBF Energy Inc. ExxonMobil & Petroleos de Venezuela S.A. 322 Chalmette refinery outside New Orleans, LA and related midstream and downstream assets 189.0 12.7 2.0 134.1 11/12/2013 Western Refining, Inc. ACON Investments and TPG 775 Ownership interest in Northern Tier Energy LP 89.5 11.5 5.2 753.0 6/7/2013 Par Petroleum Corp. Tesoro Corp. 75 94,000 b/d Kapolei refinery, retail stations and associated logistics assets 94.0 5.7 3.9 140.0 10/8/2012 Marathon Petroleum Corporation BP plc 848 451,000 b/d Texas City refinery and retail and logistics assets 451.0 15.3 3.7 122.9 8/14/2012 Calumet Specialty Products Partners LP Connacher Oil and Gas Limited 120 9,800 b/d Montana refinery 9.8 9.3 2.4 1,316.7 8/13/2012 Tesoro Corporation BP plc 1,175 Carson refinery, ARCO-branded retail marketing network & other assets 266.0 13.3 3.4 332.1 4/30/2012 Delta Air Lines, Inc. Phillips 66 180 185,000 b/d Trainer refinery in Pennsylvania 185.0 8.0 NA 121.6 11/2/2011 CVR Energy Inc. Gary-Williams Energy Corp. 525 70,000 bpd Wynnewood, Oklahoma refinery and associated working capital 70.0 9.3 1.9 806.5 9/2/2011 Valero Energy Corporation Murphy Oil Corporation 325 135,000 b/d Meraux refinery in Louisiana 135.0 10.2 NA 236.0 7/26/2011 Calumet Specialty Products Partners LP Murphy Oil Corporation 214 45,000 b/d Superior, Wisconsin refinery, associated operating assets and inventories 45.0 8.9 NA 534.3 4/15/2011 NuStar Energy L.P. Age Refining, Inc. 41 14,500 b/d refinery in San Antonio, Texas and 200,000 bbl terminal in Elmendorf, Texas 14.5 3.0 0.7 942.5 3/21/2011 Delek Group Ltd;Delek US Holdings, Inc. Ergon, Inc. 145 Additional 53.7% interest in 80,000 b/d refinery in El Dorado, Arkansas and related midstream and downstream assets 43.0 9.0 NA 375.0 12/2/2010 PBF Holding Company LLC Sunoco Incorporated 400 170,000 b/d Toledo, Ohio refinery 170.0 9.2 2.0 255.8 9/27/2010 PBF Energy Partners LP Valero Energy Corporation 358 185,000 b/d Paulsboro refinery in New Jersey 185.0 13.2 1.9 146.5 5/19/2010 TPG Capital LP Marathon Oil Corporation 605 Marathon’s downstream assets in Minnesota including the 74,000 b/d St. Paul Park refinery and associated terminal 74.0 9.5 2.5 860.6 4/8/2010 PBF Energy Partners LP Valero Energy Corporation 220 Shut in 210,000 b/d Delaware City refinery that was being used as a refined products terminal 210.0 10.0 NA 104.8 3/9/2010 Petroleo Brasileiro SA Transcor Astra Group S.A. 639 Remaining 50% interest in 117,000 b/d (58,500 b/d net to 50% interest) refinery in Pasadena, Texas 58.5 7.6 NA 1,437.5 2/3/2010 Alon USA Energy, Inc. Flying J Inc./Old;Flying J Oil & Gas Inc. 40 Refinery in Bakersfield, California, with 70,000 b/d crude refining capacity 70.0 9.4 0.4 60.8 10/20/2009 Holly Corp. Sinclair Oil Corporation 129 75,000 b/d refinery in Tulsa, Oklahoma, including approx. 2.3 MMbbls of storage 75.0 5.0 NA 342.7 8/7/2009 Blue Dolphin Energy Company Lazarus Energy Holdings LLC 73 Light sweet crude 15,000 b/d topping unit, 560,000 barrels of storage capacity and a barge and truck terminal 15.0 NA NA NA 4/16/2009 Holly Corp. Sunoco Incorporated 65 85,000 b/d Tulsa refinery 85.0 10.3 0.4 74.2 5/8/2008 Alon USA Energy, Inc. Valero Energy Corporation 390 83,000 b/d refinery in Krotz Springs, Louisiana 83.0 6.8 2.0 587.0 12/5/2007 Husky Energy Incorporated BP plc 1,163 50% stake in Toledo oil refinery in Ohio 115.0 7.8 NA 1,293.0 11/7/2007 NuStar Energy L.P. Citgo Petroleum Corp.;Petroleos de Venezuela S.A. 450 2 asphalt refineries, 3 terminals 104.0 NA 6.0 NA

5/2/2007 Husky Energy Incorporated Valero Energy Corporation 1,700 Lima, Ohio refinery with 165,000 b/d throughput capacity 165.0 10.4 6.3 1,107.0 1/29/2007 Tesoro Corporation Royal Dutch Shell plc;Shell Oil Products U.S. 1,547 100,000 b/d Los Angeles refinery (Wilmington) and related assets 100.0 16.4 3.8 857.0

Mean 2.9x $556.8 Median 2.5 375.0

Source: Public filings

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Precedent M&A Transactions (cont'd)

($ in millions)

Retail Transactions

Date Announced	Acquiror / Target (Seller)	Transaction Value	EBITDA Multiple
2015	Sunoco LP / 31.58% interest in Sunoco, LLC (Energy Transfer Partners, L.P.)	$816	NA
2014	CrossAmerica Partners LP / Landmark Industries	44	10.6x
2014	CrossAmerica Partners LP / 5% interest in CST Fuel Supply LP	50	11.0
2014	CrossAmerica Partners LP / Erickson Oil Products, Inc.	85	9.8
2014	CST Brands, Inc. & CrossAmerica Partners LP / Nice N Easy Grocery Shoppes	77	10.8
2014	Marathon Petroleum Corporation / 1,256 retail gas stations, transport operations and shipper history on various pipelines (Hess Corporation)	2,900	16.4
2014	Energy Transfer Partners, L.P. / 630 retail gas stations and 11.0 million Susser Petroleum Partners LP common units and IDRs (Susser Holdings Corporation)	1,800	10.7
		Mean	**11.5x**
		Median	**10.7**

Source: Public filings

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Precedent M&A Transactions (cont'd)

($ in millions)

Crude Oil Pipeline and Terminal Transactions

Date Announced	Acquiror/Target (Seller)	Transaction Value ($MM)	Forward Year EBITDA Multiple
05/2015	Shell Midstream Partners, L.P. / 19.5% interest in Zydeco Pipeline Company, LLC and 1.388% interest in Colonial Pipeline Company (Shell Pipeline Company LP)	$448.0	10.0x
05/2015	PBF Logistics LP / Delaware City Pipeline and Truck Rack (PBF Energy Inc.)	143.0	10.0
12/2014	Sprague Resources LP / Kildair Service Ltd (Sprague Canadian Properties LLC)	175.0	9.0
12/2014	MPLX LP / 30.5% interest in MPLX Pipe Line Holdings LP (Marathon Petroleum Corporation)	800.0	10.0
10/2014	Phillips 66 Partners / Two crude-oil rail-unloading facilities located in Linden, New Jersey and Ferndale, Washington (Phillips 66)	330.0	8.6
02/2014	MPLX LP / 13% interest in MPLX Pipe Line Holdings LP (Subsidiary of Marathon Petroleum Corporation)	310.0	10.0
02/2014	Phillips 66 Partners LP / Gold Product Pipeline System and the Medford Spheres (Phillips 66)	700.0	10.4
06/2013	Tesoro Logistics LP / Northwest Product Pipeline and Terminal System (Chevron Pipe Line Company and Northwest Terminalling Company)	355.0	10.9
04/2013	MPLX LP / Additional 5% stake in MPLX Pipe Line holdings for 56% total ownership (Marathon Petroleum Corporation)	100.0	9.5
02/2013	Magellan Midstream Partners / 800 miles of refined products pipeline in the Rocky Mountain region and New Mexico (Plains All American Pipeline, L.P.)	190.0	NA
12/2012	Tesoro Logistics LP / Northwest Product Pipeline (Chevron Pipe Line Company)	400.0	12.1
07/2012	Holly Frontier Corporation and Holly Energy Partners, L.P. / 75% interest in UNEV Pipeline, LLC	315.0	10.5
11/2011	Caisse de depot et placement du Quebec / 16.55% interest in Colonial Pipeline Company and Colonial Ventures LLC (ConocoPhillips)	850.0	11.9
03/2011	Buckeye Partners, L.P. / 33 refined petroleum products terminals and 50% interest in Inland Corporation (BP Products North America Inc.)	225.0	9.0
	Mean		**10.1x**
	Median		**10.0x**

Source: Public filings

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Precedent M&A Transactions Analysis – Management Pricing

($ in millions, except per share/unit amounts)

Summary Results

	Low		High
Refining - EBITDA			
2016E EBITDA		$918	
Relevant EBITDA Multiple	6.0x	-	7.5x
Implied Enterprise Value Range on December 31, 2016	$5,508	-	$6,885
Refining - Complexity			
Refining Capacity (Barrels per stream day)		268,000	
Nelson Complexity		9.5	
Complexity Barrel Multiple	$1,300	-	$1,700
Implied Enterprise Value Range on December 31, 2016	$3,314	-	$4,334
Relevant Refining Enterprise Value Range on December 31, 2016	$3,314	-	$6,885
Logistics			
2016E EBITDA		$34	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range on December 31, 2016	$306	-	$374
Retail			
2016E EBITDA		$68	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range on December 31, 2016	$612	-	$748
Corporate Costs			
2016E EBITDA		($108)	
Relevant EBITDA Multiple	6.5x	-	8.0x
Implied Enterprise Value Range on December 31, 2016	($702)	-	($864)
Implied Enterprise Value Range on January 1, 2016 @ 9.5% Discount Rate	$3,250	-	$6,556
Less: Present Value of 2016E Growth Capital Expenditures @ 9.5% Discount Rate		(126)	
Less: Present Value of 2016E Turnaround Expense @ 9.5% Discount Rate		(52)	
Implied Enterprise Value	**$3,072**	**-**	**$6,378**
Plus: Implied Equity Value of Interest in WNRL LP	650	-	800
Plus: Implied Equity Value of WNRL GP	250	-	450
Total Enterprise Value Range	**$3,972**	**-**	**$7,628**
Less: Projected WNR Debt Outstanding as of January 1, 2016		(1,788)	
Plus: Projected WNR Cash as of January 1, 2016		667	
Implied Equity Value	$2,851	-	$6,507
Shares Outstanding (1)		107.2	
Implied WNR Price per Share	**$26.59**	**-**	**$60.67**
x 0.2266x per NTI Unit	$6.02	-	$13.75
+ $17.50 per NTI Unit	$17.50	-	$17.50
Implied Value per NTI Unit	**$23.52**	**-**	**$31.25**

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2266x exchange ratio

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Precedent M&A Transactions Analysis – Historical Pricing

($ in millions, except per share/unit amounts)

Summary Results

	Low		High
Refining - EBITDA			
2016E EBITDA		$1,127	
Relevant EBITDA Multiple	6.0x	-	7.5x
Implied Enterprise Value Range on December 31, 2016	$6,762	-	$8,453
Refining - Complexity			
Refining Capacity (Barrels per stream day)		268,000	
Nelson Complexity		9.5	
Complexity Barrel Multiple	$1,300	-	$1,700
Implied Enterprise Value Range on December 31, 2016	$3,314	-	$4,334
Relevant Refining Enterprise Value Range on December 31, 2016	$3,314	-	$8,453
Logistics			
2016E EBITDA		$34	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range on December 31, 2016	$306	-	$374
Retail			
2016E EBITDA		$68	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range on December 31, 2016	$612	-	$748
Corporate Costs			
2016E EBITDA		($97)	
Relevant EBITDA Multiple	6.5x	-	8.0x
Implied Enterprise Value Range on December 31, 2016	($631)	-	($776)
Implied Enterprise Value Range on January 1, 2016 @ 9.5% Discount Rate	$3,316	-	$8,068
Less: Present Value of 2016E Growth Capital Expenditures @ 9.5% Discount Rate		(126)	
Less: Present Value of 2016E Turnaround Expense @ 9.5% Discount Rate		(52)	
Implied Enterprise Value	**$3,137**	**-**	**$7,890**
Plus: Implied Equity Value of Interest in WNRL LP	650	-	800
Plus: Implied Equity Value of WNRL GP	250	-	450
Total Enterprise Value Range	**$4,037**	**-**	**$9,140**
Less: Projected WNR Debt Outstanding as of January 1, 2016		(1,788)	
Plus: Projected WNR Cash as of January 1, 2016		667	
Implied Equity Value	$2,916	-	$8,019
Shares Outstanding (1)		107.2	
Implied WNR Price per Share	**$27.19**	**-**	**$74.77**
x 0.2266x per NTI Unit	$6.16	-	$16.94
+ $17.50 per NTI Unit	$17.50	-	$17.50
Implied Value per NTI Unit	**$23.66**	**-**	**$34.44**

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2266x exchange ratio

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Preliminary Draft – Confidential

Peer Group Trading Analysis

($ in millions, except per share amounts)

Company	Share Price 11/25/15	Market Equity Value	Total Enterprise Value	TEV / EBITDA 2015E	TEV / EBITDA 2016E	TEV / EBITDA 2017E	TEV / Complexity Barrel	Dividend Yield
Refining C-Corporations								
Alon USA Energy, Inc.	$17.88	$1,468	$1,676	4.6x	5.1x	4.8x	$827.6	3.4%
CVR Energy, Inc.	47.48	4,125	4,485	6.1	5.7	8.1	1,864.8	4.2%
Delek US Holdings, Inc.	27.79	1,746	2,534	7.9	6.2	6.2	1,846.4	2.2%
Holly Frontier Corporation	49.73	9,129	10,432	5.4	6.1	6.0	1,930.3	2.7%
Marathon Petroleum Corporation	58.05	31,656	36,952	5.4	5.8	5.6	1,923.2	2.2%
PBF Energy, Inc.	41.29	4,092	5,434	6.1	4.8	4.5	503.9	2.9%
Phillips 66	92.77	50,162	55,129	7.1	7.8	7.0	2,322.2	2.4%
Tesoro Corporation	117.30	14,534	19,855	5.1	7.0	7.1	2,031.2	1.7%
Valero Energy Corporation	72.93	35,529	38,156	4.4	5.1	5.1	1,061.1	2.7%
Mean				**5.8x**	**6.0x**	**6.1x**	**$1,590.1**	**2.7%**
Median				**5.4**	**5.8**	**6.0**	**1,864.8**	**2.7%**

Source: Public filings and FactSet

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Preliminary Draft – Confidential

Peer Group Trading Analysis – Management Pricing

($ in millions, except per share/unit amounts)

Summary Results

	Low		High
2016E EBITDA		$912	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$5,016	-	$6,384
2017E EBITDA		$949	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$5,220	-	$6,643
Implied Enterprise Value Range	**$5,016**	**-**	**$6,643**
Plus: Implied Equity Value of Interest in WNRL LP	650	-	800
Plus: Implied Equity Value of WNRL GP	250	-	450
Total Enterprise Value Range	**$5,916**	**-**	**$7,893**
Less: Projected Debt Outstanding as of January 1, 2016		(1,788)	
Plus: Projected Cash as of January 1, 2016		667	
Implied Equity Value	$4,795	-	$6,772
Shares Outstanding [(1)]		107.2	
Implied WNR Price per Share	**$44.71**	**-**	**$63.15**
x 0.2266x per NTI Unit	$10.13	-	$14.31
+ $17.50 per NTI Unit	$17.50	-	$17.50
Implied Value per NTI Unit	**$27.63**	**-**	**$31.81**

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2266x exchange ratio

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Preliminary Draft – Confidential

Peer Group Trading Analysis – Historical Pricing

($ in millions, except per share/unit amounts)

Summary Results	Low		High
2016E EBITDA		$1,132	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$6,226	-	$7,924
2017E EBITDA		$1,199	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$6,595	-	$8,393
Implied Enterprise Value Range	**$6,226**	**-**	**$8,393**
Plus: Implied Equity Value of Interest in WNRL LP	650	-	800
Plus: Implied Equity Value of WNRL GP	250	-	450
Total Enterprise Value Range	**$7,126**	**-**	**$9,643**
Less: Projected Debt Outstanding as of January 1, 2016		(1,788)	
Plus: Projected Cash as of January 1, 2016		667	
Implied Equity Value	$6,005	-	$8,522
Shares Outstanding [(1)]		107.2	
Implied WNR Price per Share	**$55.99**	**-**	**$79.46**
x 0.2266x per NTI Unit	$12.69	-	$18.01
+ $17.50 per NTI Unit	$17.50	-	$17.50
Implied Value per NTI Unit	**$30.19**	**-**	**$35.51**

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2266x exchange ratio

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Indicative Valuation of the Proposed Consideration
Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL LP – Per Unit


Discounted Distributions
Precedent Transactions
Peer Group Trading
Indicative Value Range
$50.00
$40.00
$30.00
$20.00
$10.00
$ -
$40.91
$21.54
$30.43
$23.39
$33.53
$20.52
WNRL Unit Price of $23.66(1)
$26.00
$21.00
WNRL LP Distributions at 5.50% - 7.50% Terminal Yield
Cost of Capital Based on CAPM and Total Expected Market Return
2016E WNRL EBITDA at 9.0x - 11.0x EBITDA Multiple
2016E WNRL EBITDA at 8.0x - 11.0x EBITDA Multiple
2017E WNRL EBITDA at 7.0x - 9.0x EBITDA Multiple

(1) As of November 25, 2015

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Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL LP – Total Equity Value Attributable to WNR(1)

($ in millions)


Discounted Distributions
Precedent Transactions
Peer Group Trading
Indicative Value Range
$1,500
$1,250
$1,000
$750
$500
$250
$ -
$1,267
$667
$942
$724
$1,038
$636
$800
$650
WNRL LP Distributions at 5.50% - 7.50% Terminal Yield
Cost of Capital Based on CAPM and Total Expected Market Return
2016E WNRL EBITDA at 9.0x - 11.0x EBITDA Multiple
2016E WNRL EBITDA at 8.0x - 11.0x EBITDA Multiple
2017E WNRL EBITDA at 7.0x - 9.0x EBITDA Multiple

(1) Based on 30,969,592 WNRL units owned by WNR as of January 1, 2016

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Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions, except per unit amounts)

Discounted Distribution Analysis

- The analysis below sets forth WNRL's projected annual distributions per unit based on the WNRL Financial Projections for the years ending December 31, 2016E, 2017E, 2018E, 2019E and 2020E discounted at a cost of equity for WNRL ranging between 9.0% and 10.0% based on CAPM and 19.0% to 20.0% based on the total expected market return

Summary Results

	For the Years Ending,					Terminal Value		
	2016E	2017E	2018E	2019E	2020E	Low		High
WNRL Pro Forma Distribution per LP Unit	$1.75	$1.99	$2.23	$2.47	$2.71	$2.71		$2.71
Terminal Yield (1)						7.50%	-	5.50%
Terminal Value						$36.13	-	$49.27
Equity Cost of Capital Based on CAPM								
Present Value @ 8.5% of Equity Value						$33.02	-	$41.76
Present Value @ 9.0% of Equity Value						32.37	-	40.91
Present Value @ 9.5% of Equity Value						31.74	-	40.09
Present Value @ 10.0% of Equity Value						31.12	-	39.28
Present Value @ 10.5% of Equity Value						30.52	-	38.49
Implied WNR Equity Value Range - Based on CAPM						**$31.12**	-	**$40.91**
Equity Cost of Capital Based on Expected Market Total Return								
Present Value @ 18.5% of Equity Value						$22.70	-	$28.32
Present Value @ 19.0% of Equity Value						22.30	-	27.81
Present Value @ 19.5% of Equity Value						21.92	-	27.31
Present Value @ 20.0% of Equity Value						21.54	-	26.82
Present Value @ 20.5% of Equity Value						21.18	-	26.35
Implied WNRL Common Unit Value Range - Based on Expected Market Total Return						**$21.54**	-	**$27.81**
Relevant WNRL Common Unit Value Range						**$21.54**	-	**$40.91**
WNRL Units Owned by WNR (2)							31.0	
Relevant WNRL Equity Value Range Attributable to WNR						**$667**	-	**$1,267**

(1) WNRL 52-week yield range of 3.7% to 7.8%, with an average yield of 5.1% and a current yield of 6.5% as of November 25, 2015
(2) As of January 1, 2016

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Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions)

Precedent M&A Transactions

Date Announced	Acquiror/Target (Seller)	Transaction Value ($MM)	Forward Year EBITDA Multiple
05/2015	Shell Midstream Partners, L.P. / 19.5% interest in Zydeco Pipeline Company, LLC and 1.388% interest in Colonial Pipeline Company (Shell Pipeline Company LP)	$448.0	10.0x
05/2015	PBF Logistics LP / Delaware City Pipeline and Truck Rack (PBF Energy Inc.)	143.0	10.0
12/2014	Sprague Resources LP / Kildair Service Ltd (Sprague Canadian Properties LLC)	175.0	9.0
12/2014	MPLX LP / 30.5% interest in MPLX Pipe Line Holdings LP (Marathon Petroleum Corporation)	800.0	10.0
10/2014	Phillips 66 Partners / Two crude-oil rail-unloading facilities located in Linden, New Jersey and Ferndale, Washington (Phillips 66)	330.0	8.6
02/2014	MPLX LP / 13% interest in MPLX Pipe Line Holdings LP (Subsidiary of Marathon Petroleum Corporation)	310.0	10.0
02/2014	Phillips 66 Partners LP / Gold Product Pipeline System and the Medford Spheres (Phillips 66)	700.0	10.4
06/2013	Tesoro Logistics LP / Northwest Product Pipeline and Terminal System (Chevron Pipe Line Company and Northwest Terminalling Company)	355.0	10.9
04/2013	MPLX LP / Additional 5% stake in MPLX Pipe Line holdings for 56% total ownership (Marathon Petroleum Corporation)	100.0	9.5
02/2013	Magellan Midstream Partners / 800 miles of refined products pipeline in the Rocky Mountain region and New Mexico (Plains All American Pipeline, L.P.)	190.0	NA
12/2012	Tesoro Logistics LP / Northwest Product Pipeline (Chevron Pipe Line Company)	400.0	12.1
07/2012	Holly Frontier Corporation and Holly Energy Partners, L.P. / 75% interest in UNEV Pipeline, LLC	315.0	10.5
11/2011	Caisse de depot et placement du Quebec / 16.55% interest in Colonial Pipeline Company and Colonial Ventures LLC (ConocoPhillips)	850.0	11.9
03/2011	Buckeye Partners, L.P. / 33 refined petroleum products terminals and 50% interest in Inland Corporation (BP Products North America Inc.)	225.0	9.0
	Mean		**10.1x**
	Median		**10.0x**

Source: Public filings

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Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions, except per unit amounts)

Precedent M&A Transactions Analysis

	Low		High
2016E WNRL EBITDA (1)		$181	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range on December 31, 2016	$1,629	-	$1,991
Less: Present Value of $370.0 Million Logistics Purchase Price @ 8.0% Discount Rate		(343)	
Implied Enterprise Value	**$1,286**	**-**	**$1,648**
Less: Projected WNRL Debt Outstanding as of January 1, 2016		(445)	
Plus: Projected WNRL Cash as of January 1, 2016		50	
Implied Equity Value	**$1,113**	**-**	**$1,449**
Units Outstanding (2)		47.6	
Implied WNRL Price per Unit	**$23.39**	**-**	**$30.43**
WNRL Units Owned by WNR (2)		31.0	
Implied WNRL Equity Value Attributable to WNR	**$724**	**-**	**$942**

(1) WNRL 2016E EBITDA adjusted to include full year 2016E EBITDA from NTI drop downs
(2) As of January 1, 2016

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Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions, except per unit amounts)

Peer Group Trading Analysis

Partnership	Price 11/25/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Distribution Yield Current	2016E	2017E	Distribution Growth	Total Return
Refined Products / Crude Oil MLPs											
Buckeye Partners, L.P.	$67.16	$8,653	$12,551	14.6x	12.7x	11.9x	7.0%	7.3%	7.7%	4.4%	11.4%
Delek Logistics Partners, LP	34.92	864	1,181	11.7	9.8	9.1	6.3%	7.4%	8.4%	8.5%	14.8%
Genesis Energy, L.P.	39.76	4,373	5,951	13.8	10.0	9.3	6.4%	7.0%	7.7%	10.0%	16.5%
Global Partners LP	25.34	862	2,096	9.0	8.2	7.6	11.0%	11.5%	12.2%	5.4%	16.5%
Holly Energy Partners, L.P.	33.20	1,987	3,022	12.9	11.2	9.9	6.7%	7.1%	7.7%	5.8%	12.5%
Magellan Midstream Partners, L.P.	63.63	14,471	17,869	15.8	14.8	13.4	4.8%	5.2%	5.8%	10.5%	15.3%
MPLX LP	39.86	12,025	18,993	14.9	9.8	8.5	4.7%	5.7%	7.1%	20.8%	25.5%
NuStar Energy LP	40.91	3,251	6,286	10.1	10.4	9.8	10.7%	10.7%	10.7%	2.6%	13.3%
Phillips 66 Partners LP	59.21	4,988	6,049	24.0	12.9	8.1	2.7%	3.6%	4.4%	23.0%	25.7%
Plains All American Pipeline, L.P.	24.03	9,752	20,439	9.3	8.4	7.4	11.7%	11.7%	11.9%	3.1%	14.8%
Rose Rock Midstream, L.P.	21.23	797	1,498	8.4	6.6	5.3	12.4%	13.1%	13.9%	10.5%	22.9%
Sprague Resources LP	22.62	487	1,027	8.8	8.7	8.7	8.9%	9.8%	10.7%	10.4%	19.3%
Sunoco Logistics Partners, L.P.	28.64	7,887	12,801	11.6	9.5	7.0	6.4%	7.3%	8.3%	14.0%	20.4%
Tesoro Logistics LP	51.18	4,580	7,578	11.5	9.3	7.6	5.6%	6.7%	7.7%	10.6%	16.2%
TransMontaigne Partners L.P.	24.30	400	649	8.0	8.0	7.7	10.9%	10.9%	11.5%	2.4%	13.4%
Valero Energy Partners LP	46.08	2,871	2,997	17.8	10.6	7.4	2.7%	3.3%	4.2%	23.3%	25.9%
Western Refining Logistics, LP	23.66	1,118	1,517	13.4	9.0	7.0	6.5%	7.4%	8.4%	14.6%	21.1%
World Point Terminals LP	12.86	448	432	7.1	6.1	4.1	9.3%	9.6%	10.0%	3.3%	12.6%
Mean				**12.4x**	**9.8x**	**8.3x**	**7.5%**	**8.1%**	**8.8%**	**10.2%**	**17.7%**
Median				**11.7**	**9.6**	**7.9**	**6.6%**	**7.4%**	**8.3%**	**10.2%**	**16.3%**

EVERCORE 91 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions, except per unit amounts)

Peer Group Trading Analysis (cont'd)

	Low		High
2016E WNRL EBITDA[(1)]		$181	
Relevant EBITDA Multiple	8.0x	-	11.0x
Implied Enterprise Value Range	**$1,448**	**-**	**$1,991**
2017E WNRL EBITDA		$196	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value Range	**$1,372**	**-**	**$1,764**
Relevant Enterprise Value	**$1,372**	**-**	**$1,991**
Less: Projected WNRL Debt Outstanding as of January 1, 2016		(445)	
Plus: Projected WNRL Cash as of January 1, 2016		50	
Implied Equity Value	**$977**	**-**	**$1,596**
Units Outstanding [(2)]		47.6	
Implied WNRL Price per Unit	**$20.52**	**-**	**$33.53**
WNRL Units Owned by WNR [(2)]		31.0	
Implied WNRL Equity Value Attributable to WNR	**$636**	**-**	**$1,038**

(1) WNRL 2016E EBITDA adjusted to include full year 2016E EBITDA from NTI drop downs
(2) As of January 1, 2016

EVERCORE 92 NORTHERN TIER

Indicative Valuation of the Proposed Consideration Preliminary Draft – Confidential Preliminary Valuation Analysis of WNRL GP ($ in millions)

Discounted Precedent Peer Group Distributions Transactions Trading $1,000 Indicative Value Range

$900

$798 $800

$700

$600

$500 $450 $400 $360 $415 $347

$300

$250 $200 $180 $192 $100

$ -

WNRL GP Distributions at 2016E WNRL GP Cash Flow 2016E WNRL GP Cash Flow 15.0x—20.0x Cash Flow Multiple at 18.0x—25.0x at 16.0x—24.0x Cost of Capital Based on CAPM and Cash Flow Multiple Cash Flow Multiple Total Expected Market Return 2017E WNRL GP Cash Flow 2017E WNRL GP Cash Flow at 18.0x—25.0x at 10.0x—18.0x Cash Flow Multiple Cash Flow Multiple

Indicative Valuation of the Proposed Consideration Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL GP (cont’d) ($ in millions)

Discounted Distribution Analysis

The analysis below sets forth WNR’s projected annual GP distributions from WNRL based on the WNR Financial

Projections for the years ending December 31, 2016E, 2017E, 2018E, 2019E and 2020E discounted at a cost of equity for WNRL GP ranging between 12.0% and 13.0% based on CAPM and 17.5% to 22.5% based on the total expected market return (as detailed in the Appendix)

Summary Results

For the Years Ending, Terminal Value

2016E 2017E 2018E 2019E 2020E Low High

WNR Pro Forma GP Distributions $8.0 $20.0 $33.0 $47.0 $60.0 $60.0 $60.0

GP Exit Multiple 15.0x — 20.0x

Terminal Value $900.0 — $1,200.0

Equity Cost of Capital Based on CAPM

Present Value @ 11.5% of Equity Value $640.8 — $814.9

Present Value @ 12.0% of Equity Value 627.6 — 797.8

Present Value @ 12.5% of Equity Value 614.8 — 781.2

Present Value @ 13.0% of Equity Value 602.2 — 765.1

Present Value @ 13.5% of Equity Value 590.0 — 749.3

Implied WNR Equity Value Range—Based on CAPM $602.2 — $797.8

Equity Cost of Capital Based on Expected Market Total Return

Present Value @ 15.0% of Equity Value $555.2 — $704.4

Present Value @ 17.5% of Equity Value 502.7 — 636.7

Present Value @ 20.0% of Equity Value 456.4 — 576.9

Present Value @ 22.5% of Equity Value 415.3 — 524.0

Present Value @ 25.0% of Equity Value 378.8 — 477.1

Implied WNR Equity Value Range—Based on Expected Market Total Return $415.3 — $636.7

Relevant WNR Equity Value Range $415.3 — $797.8

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Preliminary Valuation of WNRL GP (cont'd)

($ in millions)

GP Transactions

Date Announced	Acquiror / Target	Transaction Value	Run Rate GP Cash Flow Acquired	IDR Tier	Transaction Value/ Run Rate GP Cash Flow
09/28/15	Energy Transfer Equity, L.P. / The Williams Companies, Inc.	$37,700.0	$2,081.6	50%	18.1x
04/20/15	Vanguard Natural Resources, LLC / LRE GP LLC	0.1	NM	--	NM
01/15/15	Marlin Midstream Partners / Azure Midstream Energy, LLC	162.5	8.1	2%	20.1
10/13/14	Targa Resources Corp. / Atlas Energy, L.P.	1,869.0	28.1	50%	64.5
10/01/14	Enterprise Products Partners L.P. / Oiltanking Partners L.P. General Partner	4,410.0	30.6	50%	55.4
06/15/14	The Williams Companies, Inc. / 50% general partner interest in Access Midstream Partners L.P. (Global Infrastructure Partners II)	5,995.0	42.0	50%	57.0
05/06/13	Inergy, L.P. / Crestwood Midstream Partners LP General Partner	450.0	20.6	50%	21.8
09/21/10	Penn Virginia Resource Partners L.P. / Penn Virginia GP Holdings, L.P.	956.6	26.4	50%	17.7
09/20/10	Natural Resources Partners L.P. / Natural Resources Partners L.P.'s GP	864.0	56.3	50%	15.4
09/07/10	Enterprise Products Partners L.P. / Enterprise GP Holdings L.P.	8,028.1	266.2	25%	27.3
08/09/10	Inergy, L.P. / Inergy Holdings, L.P.	2,063.2	72.5	50%	25.7
07/22/10	Crestwood Midstream Partners II, LLC / Quicksilver Gas Services LP's general partner	701.0	3.6	25%	76.5
06/11/10	Buckeye Partners, L.P. / Buckeye GP Holdings L.P.	1,138.8	54.5	45%	20.9
05/11/10	Energy Transfer Equity, L.P. / Regency Energy Partners LP	300.0	8.4	25%	35.7

Median - Greater Than 25.0 % GP IDR Tier	**21.8x**
Median - 25.0% GP IDR Tier	**35.7**
Median - 15.0% GP IDR Tier	**NA**
Median - 2.0% GP IDR Tier	**20.1**

Precedent M&A Transactions Analysis

	Low		High
2016E WNRL GP Distributions		$12.0	
Relevant GP Cash Flow Multiple	18.0x	-	25.0x
Implied WNRL GP Equity Value Range on December 31, 2016	$216	-	$300
Implied Enterprise Value Range on January 1, 2016 @ 20.0% GP Expected Market Return	**$180**	**-**	**$250**
2017E WNRL GP Distributions		$20.0	
Relevant GP Cash Flow Multiple	18.0x	-	25.0x
Implied WNRL GP Equity Value on December 31, 2017	$360	-	$500
Implied Enterprise Value Range on January 1, 2016 @ 20.0% GP Expected Market Return	**$250**	**-**	**$347**
Relevant Enterprise Value	**$180**	**-**	**$347**

Source: Public filings

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95

NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Preliminary Valuation of WNRL GP (cont'd)

($ in millions, except per share/unit amounts)

GP MLPs

						Distributions to GP/IDRs						Enterprise Value of GP Only (1) / GP Distributions					
						General Partner			Annual Distributions								
General Partner	Price 11/25/15	Equity Value	Enterprise Value	Annualized Current Distribution	Current Yield	GP Interest	% Cash Flow Flow to GP	Current GP/ IDR Tier	% from GP	% from LP	Enterprise Value of GP Only (1)	Current	2016E	2017E	GP Dist. Growth / MLP Dist. Growth	Distribution Growth	Total Return
GP MLPs																	
Alliance Holdings GP, L.P.	$23.56	$1,410	$1,406	$3.84	16.3%	2.0%	42.6%	50.0%	64.0%	36.0%	858.9	5.7x	5.7x	5.7x	1.3x	1.6%	17.9%
Energy Transfer Equity, L.P.	18.96	46,601	88,050	1.06	5.6%	0.7%	37.9%	48.7%	80.4%	19.6%	79,695	26.7	23.9	21.0	1.7	19.9%	25.5%
EnLink Midstream, LLC	17.56	2,884	3,006	1.00	5.7%	2.0%	11.3%	50.0%	39.3%	60.7%	1,972	28.6	21.4	16.2	7.5	14.3%	20.0%
EQT GP Holdings, LP	23.24	6,186	6,646	0.50	2.2%	2.0%	21.1%	50.0%	50.6%	49.4%	5,157	85.4	52.9	34.8	3.5	40.3%	42.4%
NuStar GP Holdings, LLC	24.63	1,057	1,083	2.18	8.9%	2.0%	13.0%	25.0%	53.2%	46.8%	663	13.0	13.0	12.9	2.2	4.3%	13.2%
ONEOK, Inc.	30.41	6,364	7,964	2.46	8.1%	2.0%	32.2%	50.0%	54.3%	45.7%	4,518	10.5	10.5	10.1	2.1	5.8%	13.9%
Plains GP Holdings, L.P.	11.90	7,212	8,543	0.91	7.6%	2.0%	36.3%	50.0%	100.0%	0.0%	8,543	13.4	13.4	12.8	1.7	10.3%	18.0%
Targa Resources Corp.	40.57	2,273	2,892	3.64	9.0%	2.0%	30.4%	50.0%	83.2%	16.8%	2,506	13.1	11.6	10.2	2.3	10.1%	19.1%
Tallgrass Energy GP, LP	20.93	3,291	3,464	0.58	2.8%	2.0%	24.6%	50.0%	51.4%	48.6%	2,566	50.6	36.0	24.8	2.9	44.7%	47.4%
Western Gas Equity Partners, LP	43.23	9,464	9,462	1.53	3.5%	1.9%	31.3%	49.9%	56.9%	43.1%	7,044	34.9	28.1	23.0	2.1	18.5%	22.0%
Mean					**7.0%**				**63.3%**	**36.7%**		**28.2x**	**21.7x**	**17.2x**	**2.7x**	**17.0%**	**23.9%**
Median					**6.7%**				**55.6%**	**44.4%**		**20.0**	**17.4**	**14.6**	**2.2**	**12.3%**	**19.6%**

Peer Group Trading Analysis

	Low		High
2016E WNRL GP Distributions		$12.0	
Relevant GP Cash Flow Multiple	16.0x	-	24.0x
Implied WNRL GP Equity Value	**$192**	**-**	**$288**
2017E WNRL GP Distributions		$20.0	
Relevant GP Cash Flow Multiple	10.0x	-	18.0x
Implied WNRL GP Equity Value	**$200**	**-**	**$360**
Relevant Enterprise Value	**$192**	**-**	**$360**

Source: Public filings and FactSet

EVERCORE

96

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VI. Pro Forma Analysis

Evercore

Pro Forma Analysis

Preliminary Draft – Confidential

Standalone and Pro Forma



NTI
WNR
Pro Forma
2016E Adjusted EBITDA
Adjusted EBITDA 100%
+
Adjusted EBITDA 100%
=
NTI Adjusted EBITDA 40%
WNR Adjusted EBITDA 60%
$369 million
$561 million
$912 million
Weighted Average Nelson Complexity
11.5
+
8.2
=
9.5
11.5 Nelson Complexity
8.2 Nelson Complexity
9.5 Nelson Complexity
Refining/Retail and Other Mix
Retail and Other 17%
Refining 83%
+
Retail and Other 8%
Refining 92%
=
Retail and Other 12%
Refining 88%
2016E Refining/Retail and Other EBITDA: $369 million
2016E Refining/Retail and Other EBITDA: $561 million
2016E Refining/Retail and Other EBITDA: $912 million
Retail Fuel Sales/ Inside Sales
Inside Sales 20%
Fuel Sales 80%
+
Inside Sales 18%
Fuel Sales 82%
=
Inside Sales 19%
Fuel Sales 81%
2016E Retail Sales: $1,828 million
2016E Retail Sales: $1,616 million
2016E Retail Sales: $3,444 million

Evercore

97

Northern Tier

Pro Forma Analysis Preliminary Draft – Confidential

Analysis at Various Prices ($ in millions)

Evercore analyzed the implied Transaction Value / EBITDA multiples at various exchange ratios

November 25, 2015 WNR Share Price $45.17 $45.17 $45.17 $45.17 $45.17 $45.17 $45.17 $45.17 $45.17

Exchange Ratio 0.2200x 0.2266x 0.2300x 0.2400x 0.2500x 0.2600x 0.2700x 0.2800x 0.2900x

WNR Equity Consideration $9.94 $10.24 $10.39 $10.84 $11.29 $11.74 $12.20 $12.65 $13.10

Plus: Cash Consideration $17.50 $17.50 $17.50 $17.50 $17.50 $17.50 $17.50 $17.50 $17.50

Total Consideration $27.44 $27.74 $27.89 $28.34 $28.79 $29.24 $29.70 $30.15 $30.60

% premium to November 25, 2015 NTI Unit Price ($26.88) 2.1% 3.2% 3.8% 5.4% 7.1% 8.8% 10.5% 12.2% 13.8%

% premium to NTI Unit Price—October 23, 2015 20-Day VWAP ($24.02) 14.2% 15.5% 16.1% 18.0% 19.9% 21.7% 23.6% 25.5% 27.4%

Units Outstanding (1) 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7

Total Equity Value $2,571 $2,598 $2,613 $2,655 $2,698 $2,740 $2,782 $2,824 $2,867

Plus: Projected Debt Outstanding as of January 1, 2016 356 356 356 356 356 356 356 356 356

Less: Projected Cash as of January 1, 2016 (100) (100) (100) (100) (100) (100) (100) (100) (100)

Implied Total Enterprise Value $2,827 $2,854 $2,869 $2,911 $2,954 $2,996 $3,038 $3,080 $3,123

Implied Transaction Value / EBITDA (Management Pricing)

2016E NTI Adjusted EBITDA: $369.0 7.7x 7.7x 7.8x 7.9x 8.0x 8.1x 8.2x 8.3x 8.5x

2017E NTI Adjusted EBITDA: 418.0 6.8 6.8 6.9 7.0 7.1 7.2 7.3 7.4 7.5

Implied Transaction Value / EBITDA (Historical Pricing)

2016E NTI Adjusted EBITDA: $323.0 8.8x 8.8x 8.9x 9.0x 9.1x 9.3x 9.4x 9.5x 9.7x

2017E NTI Adjusted EBITDA: 434.0 6.5 6.6 6.6 6.7 6.8 6.9 7.0 7.1 7.2

(1) Units outstanding as of January 1, 2016

Note: Analysis Subject to Change

Pro Forma Analysis Preliminary Draft – Confidential Yield Based Approach – NTI Standalone ($ in millions, except per unit amounts)

Yield Based Approach – Management Pricing

For the Year Ending December 31,

2016E 2017E 2018E 2019E 2020E

Adjusted NTI DPU $2.19 $3.09 $2.90 $3.39 $3.28

Yield 13.0% 13.0% 13.0% 13.0% 13.0%

$/NTI Unit—Future Value $16.85 $23.77 $22.31 $26.08 $25.23

Cumulative Distributions $2.19 $5.28 $8.18 $11.57 $14.85

$/NTI Unit—Future Value with Cumulative Distributions $19.04 $29.05 $30.49 $37.65 $40.08

$/NTI Unit—Present Value @ 11.0% $15.18 $19.29 $16.31 $17.18 $14.97

$/NTI Unit—Present Value @ 11.0% With Distributions $17.15 $23.77 $22.91 $26.01 $25.75

Yield Based Approach – Historical Pricing

For the Year Ending December 31,

2016E 2017E 2018E 2019E 2020E

Adjusted NTI DPU $1.90 $3.25 $2.28 $3.64 $3.76

Yield 13.0% 13.0% 13.0% 13.0% 13.0%

$/NTI Unit—Future Value $14.62 $25.00 $17.54 $28.00 $28.92

Cumulative Distributions $1.90 $5.15 $7.43 $11.07 $14.83

$/NTI Unit—Future Value with Cumulative Distributions $16.52 $30.15 $24.97 $39.07 $43.75

$/NTI Unit—Present Value @ 11.0% $13.17 $20.29 $12.82 $18.44 $17.16

$/NTI Unit—Present Value @ 11.0% With Distributions $14.88 $24.64 $18.84 $26.86 $27.81

Subject to

Change

Note: Analysis Subject to Change

Pro Forma Analysis

Preliminary Draft – Confidential

Sum of the Parts Analysis – NTI Standalone

($ in millions, except per unit amounts)

Sum of the Parts Analysis – Management Pricing

	For the Year Ending December 31,				
	2016E	2017E	2018E	2019E	2020E
Refining					
NTI Refining EBITDA	$319	$367	$337	$367	$358
Assumed Multiple	5.50x	5.50x	5.50x	5.50x	5.50x
Implied Refining Pro Forma EV	$1,755	$2,019	$1,854	$2,019	$1,969
Logistics					
NTI Logistics EBITDA	$40	$41	$42	$43	$44
Assumed Multiple	9.5x	9.5x	9.5x	9.5x	9.5x
Implied Logistics Pro Forma EV	$380	$390	$399	$409	$418
Retail					
NTI Retail EBITDA	$26	$27	$29	$29	$30
Assumed Multiple	10.5x	10.5x	10.5x	10.5x	10.5x
Implied Retail Pro Forma EV	$273	$284	$305	$305	$315
Corporate Costs					
EBITDA	($16)	($17)	($17)	($18)	($18)
Assumed Multiple	6.25x	6.25x	6.25x	6.25x	6.25x
Implied Retail Pro Forma EV	($100)	($106)	($106)	($113)	($113)
Implied NTI Standalone EV	**$2,308**	**$2,585**	**$2,451**	**$2,619**	**$2,590**
Less: NTI Standalone Debt	($356)	($356)	($356)	($356)	($356)
Plus: NTI Standalone Cash	46	65	61	89	89
Implied NTI Standalone Equity Value	**$1,998**	**$2,294**	**$2,156**	**$2,352**	**$2,323**
Pro Forma NTI Units Outstanding	94.3	95.0	95.6	96.3	96.9
Implied NTI Unit Price	$21.18	$24.15	$22.55	$24.42	$23.97
Plus: Cumulative Distributions	2.19	5.28	8.18	11.57	14.85
$/NTI Unit - Future Value with Cumulative Distributions	**$23.37**	**$29.43**	**$30.73**	**$35.99**	**$38.82**
$/NTI Unit - Present Value @ 11.0%	**$19.19**	**$19.72**	**$16.59**	**$16.19**	**$14.31**
$/NTI Unit - Present Value @ 11.0% With Distributions	**$21.18**	**$24.23**	**$23.23**	**$25.07**	**$25.16**
Distribution per Unit	*$2.19*	*$3.09*	*$2.90*	*$3.39*	*$3.28*

EVERCORE 100 NORTHERN TIER

Note: Analysis Subject to Change

Pro Forma Analysis

Preliminary Draft – Confidential

Sum of the Parts Analysis – NTI Standalone (cont'd)

($ in millions, except per unit amounts)

Sum of the Parts Analysis – Historical Pricing

	For the Year Ending December 31,				
	2016E	2017E	2018E	2019E	2020E
Refining					
NTI Refining EBITDA	$273	$383	$278	$392	$405
Assumed Multiple	5.50x	5.50x	5.50x	5.50x	5.50x
Implied Refining Pro Forma EV	$1,502	$2,107	$1,529	$2,156	$2,228
Logistics					
NTI Logistics EBITDA	$40	$41	$42	$43	$44
Assumed Multiple	9.5x	9.5x	9.5x	9.5x	9.5x
Implied Logistics Pro Forma EV	$380	$390	$399	$409	$418
Retail					
NTI Retail EBITDA	$26	$27	$29	$29	$30
Assumed Multiple	10.5x	10.5x	10.5x	10.5x	10.5x
Implied Retail Pro Forma EV	$273	$284	$305	$305	$315
Corporate Costs					
EBITDA	($16)	($17)	($17)	($18)	($18)
Assumed Multiple	6.25x	6.25x	6.25x	6.25x	6.25x
Implied Retail Pro Forma EV	($100)	($106)	($106)	($113)	($113)
Implied NTI Standalone EV	**$2,055**	**$2,673**	**$2,126**	**$2,757**	**$2,848**
Less: NTI Standalone Debt	($356)	($356)	($356)	($356)	($356)
Plus: NTI Standalone Cash	46	65	61	89	89
Implied NTI Standalone Equity Value	**$1,745**	**$2,382**	**$1,831**	**$2,490**	**$2,581**
Pro Forma NTI Units Outstanding	94.3	95.0	95.6	96.3	96.9
Implied NTI Unit Price	$18.50	$25.08	$19.16	$25.85	$26.64
Plus: Cumulative Distributions	1.90	5.15	7.43	11.07	14.83
$/NTI Unit - Future Value with Cumulative Distributions	**$20.40**	**$30.23**	**$26.59**	**$36.92**	**$41.47**
$/NTI Unit - Present Value @ 11.0%	**$16.76**	**$20.48**	**$14.09**	**$17.13**	**$15.90**
$/NTI Unit - Present Value @ 11.0% With Distributions	**$18.48**	**$24.85**	**$20.14**	**$25.60**	**$26.61**
Distribution per Unit	*$1.90*	*$3.25*	*$2.28*	*$3.64*	*$3.76*

EVERCORE 101 NORTHERN TIER

Note: Analysis Subject to Change

Pro Forma Analysis Preliminary Draft – Confidential Sum of the Parts Analysis – WNR Pro Forma ($ in millions, except per share/unit amounts)

Sum of the Parts Analysis – Management Pricing

For the Year Ending December 31,

2016E 2017E 2018E 2019E 2020E

Refining

WNR Refining EBITDA $599 $504 $654 $598 $661

NTI Refining EBITDA 319 367 337 367 358

Total Refining EBITDA $918 $871 $991 $965 $1,019

Assumed Multiple 5.50x 5.50x 5.50x 5.50x 5.50x

Implied WNR Refining Pro Forma EV $5,049 $4,791 $5,451 $5,308 $5,605

Logistics

WNR Logistics EBITDA $9 $21 $35 $5 $10

NTI Logistics EBITDA ——— — -

Total Logistics EBITDA $9 $21 $35 $5 $10

Assumed Multiple 9.5x 9.5x 9.5x 9.5x 9.5x

Implied WNR Logistics Pro Forma EV $86 $200 $333 $48 $95

Retail

WNR Retail EBITDA $42 $43 $45 $48 $50

NTI Retail EBITDA 26 27 29 29 30

Total Retail EBITDA $68 $70 $74 $77 $80

Assumed Multiple 10.5x 10.5x 10.5x 10.5x 10.5x

Implied WNR Retail Pro Forma EV $714 $735 $777 $809 $840

Corporate Costs

EBITDA ($108) ($13) ($55) $12 $5

Assumed Multiple 6.25x 6.25x 6.25x 6.25x 6.25x

Implied EV ($675) ($81) ($344) $75 $31

Implied WNR Pro Forma EV $5,174 $5,644 $6,216 $6,239 $6,571

Less: WNR Pro Forma Debt ($1,754) ($1,747) ($1,740) ($1,733) ($1,726)

Plus: WNR Pro Forma Cash 765 966 1,306 1,867 2,217

Implied WNR Pro Forma Equity Value $4,185 $4,863 $5,782 $6,373 $7,062

WNRL LP Distributions to WNR $60 $65 $73 $81 $89

Assumed Yield 5.0% 5.0% 5.0% 5.0% 5.0%

WNRL LP Equity Value Attributable to WNR $1,200 $1,300 $1,460 $1,620 $1,780

WNRL GP Distributions to WNR $12 $20 $33 $47 $60

Assumed Multiple 21.0x 21.0x 21.0x 21.0x 21.0x

WNRL GP Equity Value Attributable to WNR $252 $420 $693 $987 $1,260

Total WNR Pro Forma Equity Value $5,637 $6,583 $7,935 $8,980 $10,102

Pro Forma WNR Shares Outstanding 107.2 107.2 107.2 107.2 107.2

Implied WNR Share Price $52.56 $61.38 $73.99 $83.73 $94.19

Exchange Ratio—WNR Shares per NTI Unit 0.2266x 0.2266x 0.2266x 0.2266x 0.2266x

Implied Equity Consideration $11.91 $13.91 $16.77 $18.97 $21.34

Plus: Cash Consideration 17.50 17.50 17.50 17.50 17.50

Implied Total Consideration $29.41 $31.41 $34.27 $36.47 $38.84

Plus: Cumulative Dividends $0.35 $0.74 $1.17 $1.63 $2.13

$/NTI Unit—Future Value with Cumulative Dividends $29.76 $32.15 $35.44 $38.10 $40.97

$/NTI Unit—Present Value @ 11.0% $26.65 $25.79 $25.49 $24.58 $23.72

$/NTI Unit—Present Value @ 11.0% With Dividends $26.97 $26.43 $26.45 $25.85 $25.30

Dividends per Share $1.56 $1.72 $1.88 $2.04 $2.20

Dividends per Share @ 0.2266x $0.35 $0.39 $0.43 $0.46 $0.50

Note: Analysis Subject to Change

Pro Forma Analysis Preliminary Draft – Confidential Sum of the Parts Analysis – WNR Pro Forma (cont’d) ($ in millions, except per share/unit amounts)

Sum of the Parts Analysis – Historical Pricing

For the Year Ending December 31,

2016E 2017E 2018E 2019E 2020E

Refining

WNR Refining EBITDA $854 $741 $855 $793 $861

NTI Refining EBITDA 273 383 278 392 405

Total Refining EBITDA $1,127 $1,124 $1,133 $1,185 $1,266

Assumed Multiple 5.50x 5.50x 5.50x 5.50x 5.50x

Implied WNR Refining Pro Forma EV $6,199 $6,182 $6,232 $6,518 $6,963

Logistics

WNR Logistics EBITDA $9 $21 $35 $5 $10

NTI Logistics EBITDA ——— — -

Total Logistics EBITDA $9 $21 $35 $5 $10

Assumed Multiple 9.5x 9.5x 9.5x 9.5x 9.5x

Implied WNR Logistics Pro Forma EV $86 $200 $333 $48 $95

Retail

WNR Retail EBITDA $42 $43 $45 $48 $50

NTI Retail EBITDA 26 27 29 29 30

Total Retail EBITDA $68 $70 $74 $77 $80

Assumed Multiple 10.5x 10.5x 10.5x 10.5x 10.5x

Implied WNR Retail Pro Forma EV $714 $735 $777 $809 $840

Corporate Costs

EBITDA ($97) ($16) ($73) ($6) ($12)

Assumed Multiple 6.25x 6.25x 6.25x 6.25x 6.25x

Implied EV ($606) ($100) ($456) ($38) ($75)

Implied WNR Pro Forma EV $6,392 $7,017 $6,885 $7,336 $7,823

Less: WNR Pro Forma Debt ($1,754) ($1,747) ($1,740) ($1,733) ($1,726)

Plus: WNR Pro Forma Cash 904 1,263 1,681 2,370 2,866

Implied WNR Pro Forma Equity Value $5,542 $6,533 $6,826 $7,973 $8,963

WNRL LP Distributions to WNR $60 $65 $73 $81 $89

Assumed Yield 5.0% 5.0% 5.0% 5.0% 5.0%

WNRL LP Equity Value Attributable to WNR $1,200 $1,300 $1,460 $1,620 $1,780

WNRL GP Distributions to WNR $12 $20 $33 $47 $60

Assumed Multiple 21.0x 21.0x 21.0x 21.0x 21.0x

WNRL GP Equity Value Attributable to WNR $252 $420 $693 $987 $1,260

Total WNR Pro Forma Equity Value $6,994 $8,253 $8,979 $10,580 $12,003

Pro Forma WNR Shares Outstanding 107.2 107.2 107.2 107.2 107.2

Implied WNR Share Price $65.21 $76.95 $83.72 $98.65 $111.92

Exchange Ratio—WNR Shares per NTI Unit 0.2266x 0.2266x 0.2266x 0.2266x 0.2266x

Implied Equity Consideration $14.78 $17.44 $18.97 $22.36 $25.36

Plus: Cash Consideration 17.50 17.50 17.50 17.50 17.50

Implied Total Consideration $32.28 $34.94 $36.47 $39.86 $42.86

Plus: Cumulative Dividends $0.35 $0.74 $1.17 $1.63 $2.13

$/NTI Unit—Future Value with Cumulative Dividends $32.63 $35.68 $37.64 $41.49 $44.99

$/NTI Unit—Present Value @ 11.0% $29.25 $28.68 $27.13 $26.86 $26.18

$/NTI Unit—Present Value @ 11.0% With Dividends $29.57 $29.32 $28.09 $28.13 $27.75

Dividends per Share $1.56 $1.72 $1.88 $2.04 $2.20

Dividends per Share @ 0.2266x $0.35 $0.39 $0.43 $0.46 $0.50

Note: Analysis Subject to Change

Pro Forma Analysis Preliminary Draft – Confidential

Summary Value Per Share

Management Pricing Historical Pricing

$45.00 $45.00

$42.86

$40.00 $40.00 $39.86 $38.84

$36.47 $36.47 $35.00 $35.00 $34.94 $34.27 $32.28 $31.41 $30.00 $30.00 $29.41 $28.00 $28.92

$26.08 $26.64 $25.00 $22.55 $25.23 $25.00 $25.08 $25.85 $24.15 $23.97 $19.16 $24.42 $18.50 $21.18 $23.77 $22.31 $20.00 $20.00 $25.00 $17.54 $16.85 $15.00 $15.00 $14.62

$10.00 $10.00

2016E 2017E 2018E 2019E 2020E 2016E 2017E 2018E 2019E 2020E

Standalone—Yield Based Approach—Management Pricing Standalone—Yield Based Approach—Historical Pricing Standalone—SOTP Analysis—Management Pricing Standalone—SOTP Analysis—Historical Pricing Pro Forma—SOTP Analysis—Management Pricing Pro Forma—SOTP Analysis—Historical Pricing

Note: Analysis Subject to Change

Pro Forma Analysis Preliminary Draft – Confidential

Summary Value Per Share with Cumulative Dividends/Distributions

Management Pricing Historical Pricing

57 32

. . $30.00 3 $30.00 29 29 81

$ $ 09 . 1 . .

75

28 86 28 27 . $ $

97 $ . 27 .

6 45 26 61 $ $28.00 43 . . 01 $28.00 .

2 . 75 $

$ 6 6 . 30

2 85 . 26

2 26 . 5 $

$ 5 6 5

$ $ 2 1 2 60

2 $ . $ 85 .

07 . $ 64 .

. 25 $26.00 5 25 $26.00 23 . $ 24 $

77 2 24

. 4 2 $ $ $

3 23

2 $ 3 . $ 91 $24.00 . 2 $ $24.00 2 2 8 $ . 1 $22.00 1 $22.004

2 1 $ 20 .

84 $ $20.00 $20.00 48 . 18 .

18

15 $ $ 17 . $18.00 $18.00 $

88 $16.00 $16.00 14 . $

$14.00 $14.00

$12.00 $12.00

$10.00 $10.00

2016E 2017E 2018E 2019E 2020E 2016E 2017E 2018E 2019E 2020E

Standalone—Yield Based Approach—Management Pricing Standalone—Yield Based Approach—Historical Pricing Standalone—SOTP Analysis—Management Pricing Standalone—SOTP Analysis—Historical Pricing Pro Forma—SOTP Analysis—Management Pricing Pro Forma—SOTP Analysis—Historical Pricing

Appendix

Weighted Average Cost of Capital

Weighted Average Cost of Capital
Preliminary Draft – Confidential

Refining WACC Analysis – Theoretical Capital Asset Pricing Model

($ in millions, except per share amounts)

Equity Cost

Company	Share Price 11/25/15	Market Equity Value	Total Debt and Preferred Equity	Total Debt / Total Capitalization	Adjusted Beta [1]	Unlevered Beta [2]	% 2015E EBITDA[3] Refining	Marketing	Logistics
HollyFrontier Corporation	$49.73	$9,129	$983	9.7%	1.07	1.00	93%	0%	7%
CVR Energy, Inc.	47.48	4,125	672	14.0%	1.26	1.14	91%	0%	0%
Delek US Holdings, Inc.	27.79	1,746	954	35.3%	1.15	0.85	78%	6%	16%
Alon USA Energy, Inc.	17.88	1,468	411	21.9%	1.19	1.00	90%	10%	0%
Tesoro Corporation	117.30	14,534	3,791	20.7%	1.06	0.91	57%	30%	13%
Valero Energy Corporation	72.93	35,529	7,381	17.2%	1.19	1.05	100%[4]	0%	NA
Phillips 66	92.77	50,162	8,951	15.1%	1.28	1.15	71%	29%	0%
Marathon Petroleum Corporation	58.05	31,656	6,692	17.5%	1.31	1.15	94%[5]	NA	6%
PBF Energy, Inc. Class A	41.29	4,092	1,373	25.1%	1.23	1.01	89%	0%	11%
Mean				**19.6%**	**1.19**	**1.03**			
Median				**17.5%**	**1.19**	**1.01**			

WACC

Risk-Free Rate [6]	2.6%
Unlevered Beta	1.03
Debt and Preferred / Total Capitalization	17.5%
Adjusted Levered Equity Beta	1.17
Market Risk Premium [7]	6.2%
Small Company Risk Premium [8]	1.1%
Equity Cost of Capital [9]	**11.0%**
Pre-Tax Cost of Debt	6.0%
After-Tax Cost of Debt	3.9%
WACC	**9.7%**

(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3) Source: Wall Street Research
(4) Valero Energy Corp Refining segment includes Logistics
(5) Marathon Petroleum Corporation Refining segment includes Marketing
(6) 20-year Treasury as of November 25, 2015
(7) Source: Ibbotson Associates
(8) Decile: Mid-Cap (4) with equity value range of $3,724.6 million to $5,844.6 million
(9) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

EVERCORE 107 NORTHERN TIER

Weighted Average Cost of Capital
Preliminary Draft – Confidential

Crude and Refined Products WACC Analysis – Theoretical Capital Asset Pricing Model

($ in millions, except per unit amounts)

Equity Cost

Partnership	Unit Price 11/25/15	Market Equity Value	Total Debt and Preferred Equity	Total Debt / Total Capitalization	Adjusted Beta [1]	Unlevered Beta [2]
Buckeye Partners, L.P.	$67.16	$8,652.6	$3,632.8	29.6%	0.87	0.68
Delek Logistics Partners, LP	34.92	864.1	316.9	26.8%	0.81	0.66
Genesis Energy, L.P.	39.76	4,372.8	1,601.0	26.8%	0.85	0.69
Global Partners LP	25.34	862.1	1,186.9	57.9%	0.95	0.50
Holly Energy Partners, L.P.	33.20	1,987.2	951.1	32.4%	0.77	0.58
Magellan Midstream Partners, L.P.	63.63	14,471.2	3,407.1	19.1%	0.91	0.79
MPLX LP	39.86	12,025.2	5,521.1	31.5%	0.51	0.40
NuStar Energy LP	40.91	3,251.3	3,151.4	49.2%	0.69	0.42
Phillips 66 Partners LP	59.21	4,987.6	1,134.7	18.5%	1.10	0.96
Plains All American Pipeline, L.P.	24.03	9,752.4	10,651.0	52.2%	0.96	0.56
Rose Rock Midstream, L.P.	21.23	797.1	744.5	48.3%	1.09	0.68
Sprague Resources LP	22.62	486.6	555.2	53.3%	0.74	0.43
Sunoco Logistics Partners, L.P.	28.64	7,886.5	4,944.0	38.5%	1.07	0.76
Tesoro Logistics LP	51.18	4,580.4	2,578.0	36.0%	0.85	0.62
TransMontaigne Partners L.P.	24.30	399.8	249.6	38.4%	0.92	0.65
Valero Energy Partners LP	46.08	2,871.5	176.6	5.8%	0.86	0.82
Western Refining Logistics, LP	23.66	1,118.1	445.0	28.5%	1.15	0.91
World Point Terminals LP	12.86	448.3	--	0.0%	0.71	0.71
Mean				**32.9%**	**0.88**	**0.66**
Median				**31.9%**	**0.86**	**0.67**

WACC

Risk-free Rate [3]	2.6%
Unlevered Beta	0.67
Debt and Preferred / Total Capitalization	31.9%
Adjusted Levered Equity Beta	0.87
Market Risk Premium [4]	6.2%
Small Company Risk Premium [5]	1.7%
Equity Cost of Capital [6]	**9.8%**
Pre-Tax Cost of Debt	6.0%
After-Tax Cost of Debt	3.9%
WACC	**7.9%**

(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3) 20-year Treasury as of November 25, 2015
(4) Source: Ibbotson Associates
(5) Decile: Mid-Cap (3) with equity value range of $1,688.9 million to $2,542.9 million
(6) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

EVERCORE 108 NORTHERN TIER

Weighted Average Cost of Capital

Preliminary Draft – Confidential

Retail WACC Analysis – Theoretical Capital Asset Pricing Model *($ in millions, except per share amounts)*

	Company	Share Price 11/25/15	Market Equity Value	Total Debt and Preferred Equity	Total Debt / Total Capitalization	Adjusted Beta [1]	Unlevered Beta [2]
Equity Cost	Casey's General Stores, Inc.	$117.79	$4,592.4	$853.5	15.7%	0.84	0.75
	Couche-Tard	46.37	26,580.8	2,972.2	10.1%	0.45	0.42
	CST Brands, Inc.	37.19	2,812.1	1,418.0	33.5%	0.81	0.61
				Mean	**19.8%**	**0.70**	**0.59**
				Median	**15.7%**	**0.81**	**0.61**

WACC		
	Risk-Free Rate [3]	2.6%
	Unlevered Beta	0.61
	Debt and Preferred / Total Capitalization	15.7%
	Adjusted Levered Equity Beta	0.69
	Market Risk Premium [4]	6.1%
	Small Company Risk Premium [5]	3.7%
	Equity Cost of Capital [6]	**10.6%**
	Pre-Tax Cost of Debt	6.0%
	After-Tax Cost of Debt	3.9%
	WACC	**9.5%**

(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T))); Assumes corporate tax rate of 35.0%
(3) 20-year Treasury as of November 25, 2015
(4) Source: Ibbotson Associates
(5) Decile: Micro-Cap (9-10) with equity value range of $3.0 million to $548.8 million
(6) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

EVERCORE 109 NORTHERN TIER

Weighted Average Cost of Capital

Preliminary Draft – Confidential

WNRL WACC Analysis – Theoretical Capital Asset Pricing Model

($ in millions, except per unit amounts)

	Partnership	Unit Price 11/25/15	Market Equity Value	Total Debt and Preferred Equity	Total Debt / Total Capitalization	Adjusted Beta [1]	Unlevered Beta [2]
Equity Cost	Buckeye Partners, L.P.	$67.16	$8,652.6	$3,632.8	29.6%	0.87	0.68
	Delek Logistics Partners, LP	34.92	864.1	316.9	26.8%	0.81	0.66
	Genesis Energy, L.P.	39.76	4,372.8	1,601.0	26.8%	0.85	0.69
	Global Partners LP	25.34	862.1	1,186.9	57.9%	0.95	0.50
	Holly Energy Partners, L.P.	33.20	1,987.2	951.1	32.4%	0.77	0.58
	Magellan Midstream Partners, L.P.	63.63	14,471.2	3,407.1	19.1%	0.91	0.79
	MPLX LP	39.86	12,025.2	5,521.1	31.5%	0.51	0.40
	NuStar Energy LP	40.91	3,251.3	3,151.4	49.2%	0.69	0.42
	Phillips 66 Partners LP	59.21	4,987.6	1,134.7	18.5%	1.10	0.96
	Plains All American Pipeline, L.P.	24.03	9,752.4	10,651.0	52.2%	0.96	0.56
	Rose Rock Midstream, L.P.	21.23	797.1	744.5	48.3%	1.09	0.68
	Sprague Resources LP	22.62	486.6	555.2	53.3%	0.74	0.43
	Sunoco Logistics Partners, L.P.	28.64	7,886.5	4,944.0	38.5%	1.07	0.76
	Tesoro Logistics LP	51.18	4,580.4	2,578.0	36.0%	0.85	0.62
	TransMontaigne Partners L.P.	24.30	399.8	249.6	38.4%	0.92	0.65
	Valero Energy Partners LP	46.08	2,871.5	176.6	5.8%	0.86	0.82
	World Point Terminals LP	12.86	448.3	--	0.0%	0.71	0.71
				Mean	**33.2%**	**0.86**	**0.64**
				Median	**32.4%**	**0.86**	**0.66**

WACC		
	Risk-free Rate [3]	2.6%
	Unlevered Beta	0.66
	Debt and Preferred / Total Capitalization	32.4%
	Adjusted Levered Equity Beta	0.86
	Market Risk Premium [4]	6.2%
	Small Company Risk Premium [5]	1.7%
	Equity Cost of Capital [6]	**9.7%**
	Pre-Tax Cost of Debt	6.0%
	After-Tax Cost of Debt	3.9%
	WACC	**7.8%**

(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T))); Assumes corporate tax rate of 35.0%
(3) 20-year Treasury as of November 25, 2015
(4) Source: Ibbotson Associates
(5) Decile: Low-Cap (7) with equity value range of $1,011.3 million to $1,686.9 million
(6) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

EVERCORE 110 NORTHERN TIER

Weighted Average Cost of Capital

Preliminary Draft – Confidential

WNRL WACC Analysis – Expected Market Return

($ in millions, except per unit amounts)

	Partnership	Unit Price 11/25/15	Market Equity Value	Current Yield	Distribution Growth	Total Return
Total Return	Buckeye Partners, L.P.	$67.16	$8,652.6	7.0%	4.4%	11.4%
	Delek Logistics Partners, LP	34.92	864.1	6.3%	8.5%	14.8%
	Genesis Energy, L.P.	39.76	4,372.8	6.4%	10.0%	16.5%
	Global Partners LP	25.34	862.1	11.0%	5.4%	16.5%
	Holly Energy Partners, L.P.	33.20	1,987.2	6.7%	5.8%	12.5%
	Magellan Midstream Partners, L.P.	63.63	14,471.2	4.8%	10.5%	15.3%
	MPLX LP	39.86	12,025.2	4.7%	20.8%	25.5%
	NuStar Energy LP	40.91	3,251.3	10.7%	2.6%	13.3%
	Phillips 66 Partners LP	59.21	4,987.6	2.7%	23.0%	25.7%
	Plains All American Pipeline, L.P.	24.03	9,752.4	11.7%	3.1%	14.8%
	Rose Rock Midstream, L.P.	21.23	797.1	12.4%	10.5%	22.9%
	Sprague Resources LP	22.62	486.6	8.9%	10.4%	19.3%
	Sunoco Logistics Partners, L.P.	28.64	7,886.5	6.4%	14.0%	20.4%
	Tesoro Logistics LP	51.18	4,580.4	5.6%	10.6%	16.2%
	TransMontaigne Partners L.P.	24.30	399.8	10.9%	2.4%	13.4%
	Valero Energy Partners LP	46.08	2,871.5	2.7%	23.3%	25.9%
	World Point Terminals LP	12.86	448.3	9.3%	3.3%	12.6%
					Mean	**17.5%**
					Median	**16.2%**

		WACC
WACC	Debt and Preferred / Total Capitalization	32.4%
	Market Required Equity Return	**16.2%**
	Pre-Tax Cost of Debt	6.0%
	After-Tax Cost of Debt	3.9%
	WACC	**12.2%**

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Weighted Average Cost of Capital

Preliminary Draft – Confidential

GP WACC Analysis – Theoretical Capital Asset Pricing Model

($ in millions, except per unit amounts)

	Partnership	Unit Price 11/25/15	Market Equity Value	Total Debt and Preferred Equity	Total Debt / Total Capitalization	Adjusted Beta (1)	Unlevered Beta (2)
Equity Cost of Capital	Alliance Holdings GP, L.P.	$23.56	$1,410.37	$--	0.0%	0.69	0.69
	Energy Transfer Equity, L.P.	18.96	46,600.6	40,249.6	46.3%	1.09	0.70
	EnLink Midstream, LLC	17.56	2,883.9	118.7	4.0%	1.31	1.27
	EQT GP Holdings, LP	23.24	6,185.7	--	0.0%	0.64	0.64
	NuStar GP Holdings, LLC	24.63	1,057.0	26.0	2.4%	0.77	0.76
	ONEOK, Inc.	30.41	6,364.1	1,631.2	20.4%	1.27	1.08
	Plains GP Holdings, L.P.	11.90	7,212.0	1,339.0	15.7%	0.90	0.81
	Targa Resources Corp.	40.57	2,273.2	635.8	21.9%	1.50	1.27
	Tallgrass Energy GP, LP	20.93	3,290.8	157.0	4.6%	0.95	0.92
	Western Gas Equity Partners, LP	43.23	9,463.6	--	0.0%	0.88	0.88
				Mean	**11.5%**	**1.00**	**0.90**
				Median	**4.3%**	**0.93**	**0.84**

WACC	Risk-free Rate (3)	2.6%
	Unlevered Beta	0.84
	Debt and Preferred / Total Capitalization	4.3%
	Adjusted Levered Equity Beta	0.87
	Market Risk Premium (4)	6.7%
	Small Company Risk Premium (5)	3.7%
	Equity Cost of Capital (6)	**12.2%**
	Pre-Tax Cost of Debt	7.0%
	After-Tax Cost of Debt	4.6%
	WACC	**11.9%**

(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3) 20-year Treasury as of November 25, 2015
(4) Source: Ibbotson Associates
(5) Decile: Micro-Cap (9-10) with equity value range of $3.0 million to $548.8 million
(6) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

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Weighted Average Cost of Capital
Preliminary Draft – Confidential

GP WACC Analysis – Expected Market Return

($ in millions, except per unit amounts)

Total Return

Partnership	Unit Price 11/25/15	Market Equity Value	Current Yield	Distribution Growth	Total Return
Alliance Holdings GP, L.P.	$23.56	$1,410.4	16.3%	1.6%	17.9%
Energy Transfer Equity, L.P.	18.96	46,600.6	5.6%	19.9%	25.5%
EnLink Midstream, LLC	17.56	2,883.9	5.7%	14.3%	20.0%
EQT GP Holdings, LP	23.24	6,185.7	2.2%	40.3%	42.4%
NuStar GP Holdings, LLC	24.63	1,057.0	8.9%	4.3%	13.2%
ONEOK, Inc.	30.41	6,364.1	8.1%	5.8%	13.9%
Plains GP Holdings, L.P.	11.90	7,212.0	7.6%	10.3%	18.0%
Targa Resources Corp.	40.57	2,273.2	9.0%	10.1%	19.1%
Tallgrass Energy GP, LP	20.93	3,290.8	2.8%	44.7%	47.4%
Western Gas Equity Partners, LP	43.23	9,463.6	3.5%	18.5%	22.0%
Mean					**23.9%**
Median					**19.6%**

WACC

	WACC
Debt and Preferred / Total Capitalization	4.3%
Market Required Equity Return	19.6%
Pre-Tax Cost of Debt	7.0%
After-Tax Cost of Debt	4.6%
WACC	**18.9%**

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